SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                              JOHN HANCOCK FUNDS II
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                              JOHN HANCOCK FUNDS II
                               601 Congress Street
                           Boston, Massachusetts 02210


                                                            November 9, 2007

Dear Shareholder:

     Management has proposed a number of important changes variously affecting all of the separate investment portfolios (the "Funds") of John Hancock Funds II (the "Trust" or "JHF II"). To consider and vote on these proposed changes, a Special Meeting of Shareholders of JHF II will be held at 601 Congress Street, Boston, Massachusetts 02210, on January 8, 2008 at 10:00 a.m., Eastern Time (the "Meeting"). We encourage you to read the attached materials in their entirety.

     The following is an overview of the proposals for which you are being asked to provide voting instructions.

     Proposals Affecting All or Most of the Funds. Shareholders of all or most of the Funds as indicated below are being asked to approve:

o The election of six Trustees as members of the Board of Trustees of JHF II (the "Board") (All shareholders);

o (a) An Amendment to JHF II's Agreement and Declaration of Trust authorizing a conversion of JHF II to another form of business entity; and
     (b) The Reorganization of JHF II from a Massachusetts business trust to a Delaware limited liability company pursuant to a Plan of Conversion (All Funds);

o Amendments to the Advisory Agreement between the Trust and John Hancock Investment Management Services, LLC ("JHIMS" or the "Adviser") for each Fund transferring to a new Service Agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement (All Funds); and

o    Amended and restated fundamental investment restrictions relating to:

      o  Concentration;       o  Underwriting;         o  Loans; and
      o  Diversification;     o  Real Estate;          o  Senior securities.
      o  Borrowing;           o  Commodities;
         (All Funds except:
         (i) in the case of the concentration restriction, the following funds:
         Global Real Estate Fund, Health Sciences Fund, Natural Resources Fund, Real Estate Securities Fund, Real Estate Equity Fund and Utilities Fund; and
         (ii) in the case of the diversification restriction, the following funds: Absolute Return Portfolio, Core Equity Fund, Dynamic Growth Fund, Financial Services Fund, Global Bond Fund, Global Real Estate Fund, Growth Opportunities Fund, Growth Fund, Health Sciences Fund, Intrinsic Value Fund, Lifecycle Portfolios, Lifestyle Portfolios, Natural Resources Fund, Real Estate Securities Fund, Real Return Bond Fund, Utilities Fund, U.S. Global Leaders Fund and U.S. Multi Sector
         Fund).

     Proposal Affecting Selected Funds. Shareholders of the Funds indicated below are being asked to approve:

o An Amendment to the Advisory Agreement for each Lifestyle Portfolio restructuring the advisory fee (the Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Moderate Portfolio only).

     The Board has fixed the close of business on October 29, 2007 as the record date for the determination of the shareholders of each of the Funds entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy card for each Fund in which you were invested as of the record date. To vote by touch-tone telephone, follow the instructions in the enclosed Notice. The Proxy Statement provides background information and describes in detail each of the matters to be voted on at the Meeting.

     The Board has unanimously approved each of the proposals and recommends that shareholders vote "FOR" their approval.

                                           Sincerely,

                                           /s/ Thomas M. Kinzler
                                           Thomas M. Kinzler
                                           Secretary
                                           John Hancock Funds II

                              JOHN HANCOCK FUNDS II
                               601 Congress Street
                           Boston, Massachusetts 02210


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of John Hancock Funds II:

     Notice is hereby given that a Special Meeting of Shareholders of John Hancock Funds II (the "Trust" or "JHF II") will be held at 601 Congress Street, Boston, Massachusetts 02210, on January 8, 2008 at 10:00 a.m., Eastern Time (the "Meeting"). A Proxy Statement which provides information about the purposes of the Meeting is included with this notice. The Meeting will be held for the following purposes:

Proposal 1     Election  of six  Trustees as members of the Board of Trustees of
               JHF II.
                     (All shareholders of JHF II will vote on Proposal 1).

Proposal 2 (a) An  Amendment  to JHF II's  Agreement  and  Declaration  of Trust
               authorizing a conversion of JHF II to another form of business entity; and
           (b) The Reorganization of JHF II from a Massachusetts business trust to a Delaware limited liability company pursuant to a Plan of Conversion.
               (Shareholders of each Fund will vote separately on Proposals 2(a) and 2(b)).

Proposal 3 (a) Approval of an Amendment to the  Advisory  Agreement  between the
               Trust and John Hancock Investment Management Services, LLC ("JHIMS" or the "Adviser") for each Fund transferring to a new Service Agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement
              (Shareholders of each Fund will vote separately on Proposal 3(a)).

           (b) Approval of an Amendment to the Advisory Agreement for each Lifestyle Portfolio restructuring the advisory fee.
               (Shareholders  of each  of the  Lifestyle  Aggressive  Portfolio,
               Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio and Lifestyle Moderate Portfolio will vote separately on Proposal 3(b)).

Proposal 4     Approval  of  amended   and   restated   fundamental   investment
               restrictions regarding:
              (a)  Concentration;
              (b)  Diversification;
              (c)  Borrowing;
              (d)  Underwriting;
              (e)  Real estate;
              (f)  Commodities;
              (g)  Loans; and
              (h)  Senior securities.
                (Shareholders of each Fund will vote separately on all Proposals except:
               (i) in the case of Proposal  4(a),  the following  funds:  Global
               Real Estate Fund,  Health Sciences Fund,  Natural Resources Fund,
               Real  Estate   Securities  Fund,  Real  Estate  Equity  Fund  and
               Utilities Fund; and
               (ii) in the case of Proposal 4(b), the following funds:  Absolute
               Return  Portfolio,   Core  Equity  Fund,   Dynamic  Growth  Fund,
               Financial  Services  Fund,  Global Bond Fund,  Global Real Estate
               Fund,  Growth  Opportunities  Fund,  Growth Fund, Health Sciences
               Fund,  Intrinsic  Value  Fund,[Lifecycle  Portfolios,   Lifestyle
               Portfolios,  Natural Resources Fund, Real Estate Securities Fund,
               Real Return Bond Fund, Utilities Fund, U.S. Global Leaders Fund and U.S. Multi Sector Fund)

               Any other business that may properly come before the Meeting.

     The Board of Trustees of JHF II recommends that shareholders vote "FOR" all the Proposals.

     Each shareholder of record at the close of business on October 29, 2007 is entitled to receive notice of and to vote at the Meeting.

                                                     Sincerely,

                                                     /s/ THOMAS M. KINZLER
                                                     Thomas M. Kinzler
                                                     Secretary
                                                     John Hancock Funds II

November 9, 2007
Boston, Massachusetts



           Your vote is important - Please vote your shares promptly.

     Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by: (i) following the touch-tone telephone voting instructions found below; or (ii) completing the enclosed proxy card, dating and signing it, and returning it in the envelope provided which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

                      INSTRUCTIONS FOR EXECUTING PROXY CARD

     The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.


                 INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1. Read the enclosed Proxy Statement, and have your proxy card handy.
2. Call the toll-free number indicated on your proxy card.
3. Enter the control number found on the front of your proxy card.
4. Follow the recorded instructions to cast your vote.

                              JOHN HANCOCK FUNDS II


                        ---------------------------------



                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 8, 2008

                       ---------------------------------


                                November 9, 2007

Absolute Return Portfolio               International Small Company Fund          Quantitative All Cap Fund
Active Bond Fund                        International Value Fund                  Quantitative Mid Cap Fund
All Cap Core Fund                       Intrinsic Value Fund                      Quantitative Value Fund
All Cap Growth Fund                     Investment Quality Bond Fund              Real Estate Equity Fund
All Cap Value Fund                      Large Cap Fund                            Real Estate Securities Fund
Blue Chip Growth Fund                   Large Cap Value Fund                      Real Return Bond Fund
Capital Appreciation Fund               Lifecycle 2010 Portfolio                  Science & Technology Fund
Classic Value Fund                      Lifecycle 2015 Portfolio                  Short-Term Bond Fund
Core Bond Fund                          Lifecycle 2020 Portfolio                  Small Cap Fund
Core Equity Fund                        Lifecycle 2025 Portfolio                  Small Cap Growth Fund
Dynamic Growth Fund                     Lifecycle 2030 Portfolio                  Small Cap Index Fund
Emerging Growth Fund                    Lifecycle 2035 Portfolio                  Small Cap Opportunities Fund
Emerging Markets Value Fund             Lifecycle 2040 Portfolio                  Small Cap Value Fund
Emerging Small Company Fund             Lifecycle 2045 Portfolio                  Small Company Fund
Equity-Income Fund                      Lifecycle 2050 Portfolio                  Small Company Growth Fund
Financial Services Fund                 Lifecycle Retirement Portfolio            Small Company Value Fund
Fundamental Value Fund                  Lifestyle Aggressive Portfolio            Special Value Fund
Global Allocation Fund                  Lifestyle Balanced Portfolio              Spectrum Income Fund
Global Bond Fund                        Lifestyle Conservative Portfolio          Strategic Bond Fund
Global Fund                             Lifestyle Growth Portfolio                Strategic Income Fund
Global Real Estate Fund                 Lifestyle Moderate Portfolio              Total Bond Market Fund
Growth & Income Fund                    Managed Fund                              Total Return Fund
Growth Fund                             Mid Cap Index Fund                        Total Stock Market Index Fund
Growth Opportunities Fund               Mid Cap Stock Fund                        U.S. Global Leaders Growth Fund
Health Sciences Fund                    Mid Cap Intersection Fund                 U.S. Government Securities Fund
High Income Fund                        Mid Cap Value Equity Fund                 U.S. High Yield Bond Fund
High Yield Fund                         Mid Cap Value Fund                        U.S. Multi Sector Fund
Income Fund                             Money Market Fund                         Utilities Fund
Index 500 Fund                          Mutual Shares Fund                        Value & Restructuring Fund
International Equity Index Fund         Natural Resources Fund                    Value Fund
International Growth Fund               Overseas Equity Fund                      Value Opportunities Fund
International Opportunities Fund        Pacific Rim Fund                          Vista Fund
International Small Cap Fund

                                TABLE OF CONTENTS
                        (Including Summary of Proposals)

                                                                                                           Page
Introduction
Shareholders and Voting Information
Proposal 1           Election of six Trustees as members of the Board of Trustees of JHF II................
                              (All shareholders of JHF II will vote on Proposal 1).

Proposal 2   (a)     An Amendment to JHF II's Agreement and Declaration of Trust authorizing a conversion of JHF II to another form of business entity ..............................
             (b)     The Reorganization of JHF II from a Massachusetts business trust to a Delaware limited liability company pursuant to a Plan of Conversion ...........................
                           (Shareholders of each Fund will vote separately on Proposals 2(a) and 2(b)).

Proposal 3   (a)     Approval of Amendment to the Advisory Agreement between the Trust and John Hancock
                     Investment Management Services, LLC ("JHIMS" or the "Adviser") for each Fund transferring to a new Service Agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory
                     Agreement.............................................................................
                              (Shareholders of each Fund will vote separately on Proposal 2(a)).

                (b)  Approval of Amendment to the Advisory Agreement for each Lifestyle Portfolio restructuring the advisory fee........................................................
                              (Shareholders of each of the Lifestyle Aggressive Portfolio, Lifestyle
                              Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative
                              Portfolio and Lifestyle Moderate Portfolio will vote separately on
                              Proposal 2(b)).

Evaluation by the Board of Amendments to Advisory Agreement Under Proposal 2...............................
Description of Current and Amended Advisory Agreement .....................................................

Proposal 4           Approval of amended and restated fundamental investment restrictions regarding:
                (a)  Concentration.........................................................................
                              (Shareholders of each Fund (except the Health Sciences Fund, Real Estate
                              Securities Fund, Utilities Fund, Natural Resources Fund, Real Estate
                              Equity Fund and Global Real Estate Fund) will vote separately on Proposal
                              4(a)).
                (b)  Diversification.......................................................................
                              (Shareholders of each Fund (except the Absolute Return Portfolio, Core
                              Equity Fund, Dynamic Growth Fund, Financial Services Fund, Global Bond
                              Fund, Global Real Estate Fund, Growth Opportunities Fund, Growth Fund,
                              Health Sciences Fund, Intrinsic Value Fund, Lifecycle Portfolios,
                              Lifestyle Portfolios, Natural Resources Fund, Real Estate Securities Fund,
                              Real Return Bond Fund, Utilities Fund, U.S. Global Leaders Fund and U.S.
                              Multi Sector Fund) will vote separately on Proposal 4(b)).
                (c)  Borrowing.............................................................................
                (d)  Underwriting..........................................................................
                (e)  Real estate...........................................................................
                (f)  Commodities...........................................................................
                (g)  Loans.................................................................................
                (h)  Senior securities ....................................................................
                              (Shareholders of each Fund will vote separately on Proposals 4(c) - 4(h)).
Independent Registered Public Accounting Firm .............................................................
Other Matters .............................................................................................

Appendices:
Appendix A         Outstanding Shares and Share Ownership .................................................
Appendix B         Procedures for the Selection of Independent Trustees ...................................
Appendix C         Declaration of Trust ...................................................................
Appendix D         Form of LLC Agreement ..................................................................

Appendix E         Comparison of Massachusetts and Delaware Governing Instruments
                    and State Laws ........................................................................
Appendix F         Form of Plan of Conversion .............................................................
Appendix G         Advisory Agreement Marked to Show Changes from Proposal 3 Amendments....................
Appendix H         Additional Information About the Adviser and the Advisory Agreement.....................
Appendix I         Advisory Fee Schedules and Comparable Funds Managed by the Adviser......................
Appendix J         Form of Service Agreement ..............................................................

                              JOHN HANCOCK FUNDS II
                               601 Congress Street
                           Boston, Massachusetts 02210

                       ---------------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 8, 2008

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of John Hancock Funds II (the "Trust" or "JHF II") of proxies to be used at a special meeting of shareholders of JHF II to be held at 601 Congress Street, Boston, Massachusetts 02210, on January 8, 2008 at 10:00 a.m., Eastern Time (the "Meeting"). Pursuant to JHF II's Agreement and Declaration of Trust (the "Declaration of Trust"), the Board has designated October 29, 2007 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHF II held. This Proxy Statement is first being sent to shareholders on or about November 9, 2007.

     JHF II. JHF II is a no-load open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of JHF II being offered as of the Record Date were divided into 95 series corresponding to 95 portfolios (each a "Fund," collectively the "Funds"). The Funds are named on the cover of this Proxy Statement.

     Investment Management. John Hancock Investment Management Services, LLC ("JHIMS" or the "Adviser") serves as investment adviser for JHF II and each of the Funds. Pursuant to an investment advisory agreement with JHF II, the Adviser is responsible for, among other things, administering the business and affairs of JHF II and selecting, contracting with, compensating and monitoring the performance of the investment subadvisers that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Adviser. JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Each of the subadvisers to the Funds is also registered as an investment adviser under the Advisers Act or is exempt from such registration.

     The Distributor. John Hancock Distributors, LLC ("JH Distributors") serves as JHF II's distributor.

     The offices of JHIMS and JH Distributors are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the United States.

                                      * * *

     As used in this Proxy Statement: (i) the term "Lifestyle Portfolios" refers collectively to the Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio and Lifestyle Conservative Portfolio; and (ii) the term "Lifecycle Portfolios" refers collectively to the Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio,
Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio and Lifecycle Retirement Portfolio.

                       SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHF II

     Shares of JHF II are offered to the public, including various institutional investors. Only shares of a particular Fund are entitled to vote on matters which affect only the interests of that Fund.

     As of the Record Date, the Class 1 shares of the Funds were held principally by John Hancock Life Insurance Company (U.S.A.) ("JHLICO U.S.A.") and John Hancock Life Insurance Company of New York ("JHLICO New York")
(collectively, the "JH Insurance Companies") on behalf of certain of their separate accounts that are not registered with the Securities and Exchange Commission ("SEC") under the 1940 Act in reliance on the exception provided by
Section 3(c)(11) of that Act and that are used to fund group annuity contracts issued to qualified retirement plans. The JH Insurance Companies have the power to vote the shares of the Funds held in such separate accounts, although they are obligated to vote in the best interests of the participating qualified plans.

     As of the Record Date, the Class NAV shares of the Funds were held principally by the Lifestyle Portfolios, the Lifecycle Portfolios and the Absolute Return Portfolio (collectively, the "Funds of Funds"), each of which operates as a fund of funds and invests in shares of other, underlying JHF II Funds. JHF II does not exercise any discretion in voting the shares of the underlying Funds held by the Funds of Funds. Instead, it follows a policy of either voting the shares of an underlying Fund held by the Funds of Funds in the same proportion in which all the other shares of the underlying Fund are voted or seeking voting instructions from the shareholders of the Funds of Funds and voting the shares of the underlying Fund held by each Fund of Funds in the same proportion as the voting instructions that it receives from the shareholders of that Fund of Funds.

     A JH Insurance Company may hold more than 25% of the shares of a Fund, and one or more of the Funds of Funds may hold more than 25% of the shares of an underlying Fund. For purposes of the 1940 Act, any person who owns "beneficially" more than 25% of the outstanding shares of a Fund is presumed to "control" the Fund, and any person who owns less is presumed not to control the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. Consequently, a JH Insurance Company which is deemed to have the power to vote or dispose of more than 25% of the shares of a Fund will be presumed to control that Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting the shares of underlying Funds, and the power to dispose of the shares resides not with the Fund of Funds or with JHF II but rather with the subadviser to the Fund of Funds as a result of its advisory arrangements. Under these circumstances, JHF II does not view a Fund of Funds as being the beneficial owner of shares of underlying Funds for purposes of the 1940 Act presumption of control.

     Information as to the number of shares outstanding for each Fund, and share ownership by the JH Insurance Companies, the Funds of Funds and others, as of the Record Date, is set forth in Appendix A ("Outstanding Shares and Share Ownership") to this Proxy Statement.

     Each of JHLICO (U.S.A.) and JHLICO New York is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. The ultimate parent entity of each such insurance company is MFC, the holding company of Manulife and its subsidiaries, collectively known as "Manulife Financial." The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     JHF II will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact JHF II by calling 1-800-225-5291 (TDD - 1-800-554-6713) or by writing to JHF II at 601 Congress Street, Boston, Massachusetts 02210,
Attn.: Gordon Shone.

Voting Procedures

     Proxies may be revoked at any time prior to the voting of the shares represented thereby by: submitting to JHF II a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number; or by attending the Meeting and voting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of all applicable proposals.

     Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of JHF II at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (as defined below) of JHF II or a Fund, as applicable, is required to approve a proposal, except as otherwise stated herein. As used in this Proxy Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of JHF II or a Fund, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of JHF II or a Fund, as applicable, are present in person or by proxy; or
(2) more than 50% of the outstanding voting securities of JHF II or a Fund, as applicable.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

     In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHF II's shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

     Abstentions. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

     Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne 50% by the Adviser and 50% by the Funds, with the costs borne by the Funds allocated among them on the basis of their relative net assets. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHF II and the Adviser or the Adviser's agents or affiliates, personally or by telephone. John Hancock Signature Services, Inc. ("JHSS") has been retained to assist in the solicitation of proxies, and there will be no additional cost to the Funds or shareholders of JHF II. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed for their out-of-pocket expenses.

     Fund Voting. Shares of all Funds will vote in the aggregate and not separately by Fund or class of shares with respect to the election of Trustees (Proposal 1). Shares of each Fund will vote separately, and in the aggregate and not by class of shares, with respect to the amendment to the Declaration of Trust (Proposal 2(a)) and the Plan of Conversion (Proposal 2(b)). Shares of the applicable Fund or Funds will vote separately, and in the aggregate and not by class of shares, on the proposals with respect to amendments to the Advisory Agreement (Proposal 3) and to the fundamental investment restrictions of the Funds (Proposal 4).

Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, JHF II may also arrange to have votes recorded by telephone by officers and employees of JHF II or by the personnel of the Adviser, the transfer agent or JHSS. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

     o A shareholder will be called on a recorded line at the telephone number in JHF II's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

     Alternatively, a shareholder may call JHF II's Voice Response Unit to vote by taking the following steps:

     o    Read the Proxy Statement and have your proxy card at hand.

     o    Call the toll-free-number located on your proxy card.

     o    Follow recorded instructions.

     With both methods of telephone voting, to ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

                                   PROPOSAL 1

                           ELECTION OF SIX TRUSTEES AS
                   MEMBERS OF THE BOARD OF TRUSTEES OF JHF II

                                   (All Funds)

     Shareholders are being asked to elect each of the individuals listed below (the "nominees") as a member of the Board of Trustees. All of the nominees currently are Trustees of JHF II and have served in that capacity continuously since originally elected or appointed. Because JHF II does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified.

     The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the nominees. If, prior to the Meeting, any nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the nominees have consented to being named in this proxy statement and to serve if elected. JHF II knows of no reason why any nominee would be unable or unwilling to serve if elected.

     The business and affairs of JHF II, including of all the Funds, are managed under the direction of the Board. The following table presents certain information regarding the current Trustees of JHF II, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for the nominee who is an "interested person" (as defined in the 1940 Act) of JHF II (the "Interested Trustee") and the nominees who are not interested persons of JHF II (the "Independent Trustees"). As stated above, JHF II currently has 95 separate Funds, and each Trustee oversees all Funds. In addition, some Trustees also oversee other funds in the John Hancock fund complex. As of August 31, 2007, the John Hancock fund complex consisted of 273 funds (including separate series of series mutual funds): John Hancock Trust ("JHT") (112 funds); JHF II (95 Funds); John Hancock Funds III ("JHF III") (13 funds); and 53 other John Hancock funds (collectively, the "John Hancock Fund Complex" or "Fund Complex"). Each Trustee's business address is 601 Congress Street, Boston, Massachusetts 02210.


                                                Interested Trustee

        Name and            Position(s) with        Principal Occupation(s) and Other           Number of Funds in
       Birth Year                JHF II                       Directorships                        Fund Complex
                                                         During the Past 5 Years               Overseen by Trustee
James R. Boyle (1)         Trustee             Chairman and Director, John Hancock                     273
Born: 1959                 (since 2005)        Advisers, LLC, The Berkeley Financial
                                               Group, LLC  (holding company) and John
                                               Hancock Funds, LLC.; President, John
                                               Hancock Annuities; Executive Vice
                                               President, JHLICO (since June 2004) ;
                                               President U.S. Annuities; Senior Vice
                                               President, The Manufacturers Life Insurance
                                               Company (U.S.A) (prior to 2004) (2).
________________________
(1) The Trustee is an  "interested  person," as defined in the 1940 Act,  due to his position with MFC (or its affiliates),  the ultimate  controlling  parent of the Adviser.
(2) Prior to January 1, 2005, John Hancock Life Insurance  Company  (U.S.A.) was
named The Manufacturers Life Insurance Company (U.S.A.).

                                               Independent Trustees

                                                                                            Number of Funds in Fund
     Name, Address and      Position(s) with       Principal Occupation(s) and Other                Complex
        Birth Year               JHF II           Directorships During Past Five Years        Overseen by Trustee
Charles L. Bardelis         Trustee          Director, Island Commuter Corp. (marine                  220
Born: 1941                  (since 2005)     transport).

                                             Trustee of JHF II (since 2005), Former
                                             Trustee of JHF III (2005 to 2006).

Peter S. Burgess            Trustee          Consultant (financial, accounting and                    220
Born: 1942                  (since 2005)     auditing matters (since 1999)); Certified
                                             Public Accountant; Partner, Arthur Andersen
                                             (prior to 1999).

                                             Director of the following publicly traded
                                             companies: PMA Capital Corporation (since
                                             2004) and Lincoln Educational Services
                                             Corporation (since 2004).

                                             Trustee of JHF II (since 2005), Former
                                             Trustee of JHF III (2005 to 2006).

Elizabeth G. Cook           Trustee          Expressive Arts Therapist, Massachusetts                 220
Born: 1937                  (since 2005) (1) General Hospital (September 2001 to present);
                                             Expressive Arts Therapist, Dana Farber Cancer
                                             Institute (September 2000 to January 2004);
                                             President, The Advertising Club of Greater
                                             Boston.

                                             Trustee of JHF II (since 2005), Former
                                             Trustee of JHF III (2005 to 2006).

Hassell H. McClellan        Trustee          Associate Professor, The Wallace E. Carroll              220
Born: 1945                  (since 2005) (1) School of Management, Boston College.

                                             Trustee of JHF II (since 2005), Former
                                             Trustee of JHF III (2005 to 2006).

James M. Oates              Trustee and      Managing Director, Wydown Group (financial               220
Born: 1946                  Chairman of the  consulting firm) (since 1994);  Chairman,
                            Board            Emerson Investment Management, Inc. (since
                            (since 2005)     2000); Chairman, Hudson Castle Group, Inc.
                                             (formerly IBEX Capital Markets, Inc.)
                                             (financial services company) (1997 to 2006);
                                             Independent Chairman, Hudson Castle Group,
                                             Inc. (since 2007).

                                             Director of the following publicly traded
                                             companies:  Stifel Financial (since 1996);
                                             Investor Financial Services Corporation
                                             (since 1995); Investors Bank and Trust (1995
                                             to 2007); and Connecticut River Bancorp
                                             (since 1998).

                                             Trustee of JHF II (since 2005), Former
                                             Trustee of JHF III (2005 to 2006); Director,
                                             Phoenix Mutual Funds (since 1988; overseeing
                                             20 funds).

(1) Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I. Its separate series were combined with corresponding Funds of JHT on April 29, 2005.

     JHT from time to time changes subadvisers or engages new subadvisers to the Funds. A number of such subadvisers are publicly traded companies or are controlled by publicly traded companies. During the five most recent calendar years, two Independent Trustees (or their immediate family members) owned shares (the value of which exceeded $120,000) of a subadviser (or its controlling parent company). Prior to joining the Board in June 2005, Mr. Burgess and a trust of which he was a trustee owned shares of Bank of America, N.A. (controlling parent of Marsico Capital Management, LLC ("Marsico")). Mr. Oates also owned shares of Bank of America, prior to the time the subadvisory agreement with Marsico was approved by the Board of Trustees. Mr. Oates also owned shares of State Street Corporation (controlling parent of SSgA Funds Management, Inc.) prior to joining the Board of Trustees. These Trustees do not currently hold such shares.

     Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustees will be logged and sent to the Board or individual Trustee.

Officers of the Trust

     The following table presents information regarding the current officers of JHF II, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Each of the officers is an affiliated person of the Adviser. Each such officer's business address is 601 Congress Street, Boston, Massachusetts 02210-2805.

Name and Birth Year        Position(s) with      Principal Occupation(s) During Past 5 Years
                           JHF II
Keith F. Hartstein         President and        Senior Vice President, Manulife Financial Corporation (since
Born:  1956                Chief Executive      2004); Director, President and Chief Executive Officer, John
                           Officer (since       Hancock Advisers, LLC, The Berkeley Group, John Hancock Funds,
                           2005)                LLC (since 2005); Director, MFC Global Investment Management
                                                (U.S.), LLC ("MFC Global (U.S.)") (since 2005); Director, John
                                                Hancock Signature Services, Inc. (since 2005); President and
                                                Chief Executive Officer, JHIMS (since 2006); President and
                                                Chief Executive Officer, JHF II, JHF III and JHT; Director,
                                                Chairman and President, NM Capital Management, Inc. (since
                                                2005); Chairman, Investment Company Institute Sales Force
                                                Marketing Committee (since 2003); Director, President and
                                                Chief Executive Officer, MFC Global (U.S.) (2005-2006);
                                                Executive Vice President, John Hancock Funds, LLC (until
                                                2005).

John G. Vrysen             Chief Operating      Senior Vice President, Manulife Financial Corporation (since
Born:  1955                Officer  (since      2006); Director, Executive Vice President and Chief Operating
                           2007)                Officer, John Hancock Advisers, LLC, The Berkeley Group and
                                                John Hancock Funds, LLC (June 2007-Present); Chief Operating
                                                Officer, John Hancock Funds, JHF II, JHF III and JHT (June
                                                2007 to Present); Director, Executive Vice President, and
                                                Chief Financial Officer, John Hancock Advisers, LLC, The
                                                Berkeley Group and John Hancock Funds, LLC (until June 2007);
                                                Executive Vice President and Chief Financial Officer, JHIMS
                                                (since 2005); Vice President and Chief Financial Officer, MFC
                                                Global (U.S.) (since 2005); Director, John Hancock Signature
                                                Services, Inc. (since 2005); Chief Financial Officer, John
                                                Hancock Funds, JHF II, JHF III and JHT (2005-June 2007 ); Vice
                                                President and General Manager, Fixed Annuities, U.S. Wealth

                                       7

                                                Management (until 2005); Vice President, Operations Manulife
                                                Wood Logan (2000-2004).

Francis V. Knox, Jr.       Chief Compliance     Vice President and Chief Compliance Officer, JHIMS and MFC
Born:  1947                Officer (since       Global (U.S.) (since 2005); Chief Compliance Officer, John
                           2005)                Hancock Funds, JHF II, JHF III and JHT (since 2005); and Vice
                                                President and Assistant Treasurer, Fidelity Group of Funds
                                                (until 2004).

Gordon M. Shone            Treasurer (since     Treasurer, John Hancock Funds (since 2006); JHF II, JHF III
Born:  1956                2005)                and JHT (since 2005); Vice President and Chief Financial
                                                Officer, JHT (2003-2005); Senior Vice President, JHLICO
                                                (U.S.A.) (since 2001); Vice President, JHIMS and John Hancock
                                                Advisers, LLC (since 2006), The Manufacturers Life Insurance
                                                Company (U.S.A.) (1998-2000).

Charles A. Rizzo           Chief Financial      Chief Financial Officer, John Hancock Funds, JHF II, JHF III
Born:  1959                Officer (since       and JHT (June 2007-Present); Assistant Treasurer, Goldman
                           2007)                Sachs Mutual Fund Complex (registered investment companies)
                                                (2005-June 2007); Vice President, Goldman Sachs (2005-June
                                                2007); Managing Director and Treasurer of Scudder Funds,
                                                Deutsche Asset Management (2003-2005); Director, Tax and
                                                Financial Reporting, Deutsche Asset Management (2002-2003);
                                                Vice President and Treasurer, Deutsche Global Fund Services
                                                (1999-2002).

Thomas M. Kinzler          Secretary and        Vice President and Counsel for JHLICO (U.S.A.) (since 2006);
Born:  1955                Chief Legal          Secretary and Chief Legal Officer, John Hancock Funds, JHF II,
                           Officer (since       JHF III and JHT (since 2006); Vice President and Associate
                           2006)                General Counsel for Massachusetts Mutual Life Insurance
                                                Company (1999-2006); Secretary and Chief Legal Counsel for MML
                                                Series Investment Fund (2000-2006); Secretary and Chief Legal
                                                Counsel for MassMutual Institutional Funds (2000-2004);
                                                Secretary and Chief Legal Counsel for MassMutual Select Funds
                                                and MassMutual Premier Funds (2004-2006).

     Of the officers listed above, the President is furnished to JHF II pursuant to its Advisory Agreement with JHIMS and receives no compensation from JHF II. The other named officers receive compensation from JHF II, but none received compensation from JHF II for the fiscal year ended August 31, 2007 in excess of $60,000. The officers of JHF II may spend only a portion of their time on the affairs of JHF II.

Duties of Trustees; Board Meetings and Board Committees

     JHF II is organized as a Massachusetts business trust. Under JHF II's Declaration of Trust, the Trustees are responsible for managing the affairs of JHF II, including the appointment of advisers and subadvisers. The Trustees may appoint officers of JHF II who assist in managing its day-to-day affairs. The Board met five times during JHF II's last fiscal year.

     The Board has established an Audit Committee, a Compliance Committee, three Investment Committees and a Nominating Committee. The Board does not have a compensation committee.

     Audit Committee. The Audit Committee is composed solely of Independent Trustees (Messrs. Burgess, Bardelis and Oates). It met four times during JHF II's last fiscal year. The Audit Committee reviews the internal and external accounting, auditing and financial reporting procedures and policies of JHF II and, among other things, considers the selection of the independent registered public accounting firm for JHF II and approves all significant services proposed to be performed by the independent registered public accounting firm.

     Compliance Committee. The Compliance Committee is composed solely of Independent Trustees (Ms. Cook and Mr. McClellan) (the Interested Trustee may serve as an ex-officio member). It met four times during JHF II's last fiscal year. The Compliance Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to JHF II.

     Investment Committees. The Investment Committees are composed solely of Independent Trustees (with the Interested Trustee and the President of the Trust serving as ex-officio members in certain cases). Each met four times during JHF II's last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of Funds.

     Nominating Committee. The Nominating Committee is composed of all of the Independent Trustees. It did not meet during the last fiscal year. The Nominating Committee selects and nominates candidates as additional Independent Trustees or to fill vacancies on the Board.

     The Nominating Committee has adopted Procedures for the Selection of Independent Trustees, a copy of which is attached as Appendix B to this Proxy Statement While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the "Statement of Policy on Criteria for Selecting Independent Trustees" included as Exhibit A to Appendix B. Consequently, while the Nominating Committee will consider nominees recommended by shareholders to serve as Trustees, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Trustee is in the best interests of JHF II.

     When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will generally consider, among other factors:
(i) whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person's business, academic or other experience and education (including financial or accounting knowledge) and to such other factors as the Nominating Committee may consider relevant; (iv) the character and integrity of the person; (v) the person's experience on corporate or other institutional bodies having oversight responsibilities; and (vi) desirable personality traits, including independence, leadership and ability to work with others. The Independent Trustees seek to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race. It is the intent of the Nominating Committee that at least one Independent Trustee be an "audit committee financial expert" as defined by the SEC.

     In the event that a vacancy arises or a change in Board membership is determined to be advisable, the process of identifying nominees will involve the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders, contract owners and any other source the Nominating Committee deems appropriate. In addition, the Nominating Committee may use the services of a professional search firm to assist in identifying or evaluating potential candidates or nominees.

     The Nominating Committee will consider nominees recommended by shareholders or contract owners investing in JHF II through insurance company separate accounts in the manner described in Appendix B to this Proxy Statement. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, MA 02210.

Compensation of Trustees

     The Trust pays fees only to its Independent Trustees. Effective September 1, 2007, the Independent Trustees receive an annual retainer of $40,000 and a fee of $4,000 for each meeting of the Trustees that they attend in person. The Chairman of the Board of Trustees receives an additional $30,000 annual retainer. The Chairman of the Audit Committee receives an additional $5,000. The

Chairman of the Compliance Committee receives an additional $2,500. Trustees are reimbursed for travel and other out-of-pocket expenses.

     The following table shows the compensation paid to each Trustee for his or her service as a trustee during JHF II's fiscal year ended August 31, 2007. JHF II does not have a pension, retirement or deferred compensation plan for any of its Trustees or officers.

                                                                          Total Compensation from
                                      Aggregate Compensation from JHF     John Hancock Fund Complex
                                      II for Fiscal Year Ended            for Fiscal Year Ended
Independent Trustees                  August 31, 2007 (unaudited)         August 31, 2007 (unaudited)
Charles L. Bardelis                                $50,000                                $205,000
Peter S. Burgess                                   $50,000                                $215,000
Elizabeth Cook                                     $50,000                                $212,500
Hassell H. McClellan                               $50,000                                $205,000
James M. Oates                                     $60,000                                $265,000

Interested Trustee (1)
James R. Boyle                                        $0                                     $0

Trustee Ownership of Shares of the Funds

     The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by each Trustees as of August 31, 2007. The table lists only those Funds in which one or more of the Trustees own shares. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more


                                           Charles L.       Peter S.   Elizabeth G.    Hassell H.     James M.      James R.
Funds                                      Bardelis         Burgess    Cook            McClellan      + Oates       Boyle
Lifestyle Balanced                                A             A             D              A              A            A
Lifestyle Conservative                            A             A             A              A              D            A
Lifestyle Growth                                  A             D             A              A              A            A
 Aggregate Dollar Range of All Funds in
Fund Complex Overseen by Trustee*                 E             E             E              A              E            C
____________________
*Ms. Cook and Messrs.  Bardelis,  Boyle,  Burgess,  McClellan and Oates are also
Trustees of and oversee each of the series of JHT.

Required Vote

     Trustees are elected by a plurality of the votes cast by holders of shares of JHF II present in person or represented by proxy at the Meeting.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of JHF II vote "FOR" all of the nominees.

                                   PROPOSAL 2


          (a) APPROVAL OF AMENDMENT TO DECLARATION OF TRUST AUTHORIZING THE CONVERSION OF JHF II TO ANOTHER FORM OF BUSINESS ENTITY

                                       and

        (b) APPROVAL OF THE REORGANIZATION OF JHF II FROM A MASSACHUSETTS
             BUSINESS TRUST TO A DELAWARE LIMITED LIABILITY COMPANY
                        PURSUANT TO A PLAN OF CONVERSION

                                   (All Funds)

                                  Introduction

     At its meeting on September 27-28, 2007, the Board, including all of the Independent Trustees, unanimously determined that it would be in the best interests of JHF II and its shareholders to reorganize JHF II from a business trust organized under the laws of the Commonwealth of Massachusetts to a limited liability company organized under the laws of the State of Delaware (a "Delaware LLC") through a conversion of JHF II to a Delaware LLC as permitted by the Delaware Limited Liability Company Act (the "DLLC Act") (the "Reorganization"). The Board also approved a Plan of Conversion (sometimes referred to herein as the "Plan") to effect the Reorganization and a Limited Liability Company Operating Agreement (the "LLC Agreement") to govern the affairs of JHF II as a Delaware LLC. In order to resolve any uncertainty regarding the authority of JHF II under the Declaration of Trust to engage in a conversion and to assure compliance with the provisions of the DLLC Act, the Board further approved, and recommends that shareholders of JHF II approve, an amendment to the Declaration of Trust that expressly authorizes the conversion of JHF II to another form of business entity.

     Under Proposal 2(a), shareholders of JHF II are being asked to approve the amendment to the Declaration of Trust expressly authorizing the conversion of JHF II to another form of business entity. Under Proposal 2(b), shareholders are being asked to approve the Reorganization pursuant to the Plan providing for the conversion of JHF II to a Delaware LLC and the LLC Agreement.

     As described under Proposal 2(b), a "conversion" is the transformation of an entity operated in one business form into a different business form. Although the proposed Reorganization will result in a change in the state and form of organization of JHF II, the current business of JHF II and of each of the Funds will continue in substantially the same manner after the Reorganization. There will be no material change in the economic and voting interest of a JHF II shareholder who becomes a member (hereinafter "shareholder") of the Delaware LLC into which JHF II converts as a result of the Reorganization.

     Evaluation by the Board of Trustees. A discussion of the considerations of the Board of Trustees at its meeting on September 27-28, 2007 in approving the Reorganization pursuant to the Plan, the LLC Agreement and the amendment to the Declaration of Trust is set forth below under "Evaluation by the Board of the Reorganization and the Amendment."

     Required Vote. For each Fund, approval of each of the amendment to the Declaration of Trust under Proposal 2(a) and the Reorganization pursuant to the Plan under Proposal 2(b) will require the affirmative vote of the holders of a Majority of the Outstanding Voting Securities of that Fund. Shareholders of each Fund will vote separately, and not by class of shares, with respect to each of Proposals 2(a) and 2(b). If shareholders of a Fund do not approve both Proposals 2(a) and 2(b), the Board will take such action as it deems appropriate and in the best interests of that Fund and its shareholders. This may include transferring the Fund to a new Massachusetts business trust.

                                  PROPOSAL 2(a)

                  APPROVAL OF AMENDMENT TO DECLARATION OF TRUST

                                   (All Funds)

     The DLLC Act permits a Massachusetts business trust to convert to a Delaware LLC provided that, among other things, the conversion is approved in the manner provided for by the Massachusetts business trust's governing documents or by applicable law and the limited liability company agreement of the Delaware LLC is approved by the same authorization required to approve the conversion. With respect to JHF II, the applicable provision is Article VIII,
Section 8.4 of the Declaration of Trust ("Section 8.4"), which is captioned "Merger, Consolidation or Sale of Assets." Section 8.4 currently expressly permits, subject to shareholder approval, a merger, consolidation or sale of assets of JHF II (or a series of JHF II), but does not expressly refer to a "conversion." Because the conversion contemplated by the Plan will lead to results for JHF II and its shareholders that are substantially the same as those that would follow if the reorganization were structured as a merger, consolidation or sale of assets, the Board believes that Section 8.4 currently authorizes JHF II to effect the Reorganization pursuant to the Plan. The Board, however, wishes to avoid any doubt as to the scope of Section 8.4 and as to compliance with the DLLC Act and, therefore, has approved an amendment to
Section 8.4 that refers expressly to the conversion of JHF II to another form of business entity, including specifically a limited liability company.

     If the proposed amendment is approved by shareholders, Section 8.4 will be amended to provide in its entirety as follows (new language is underlined):

     Section 8.4. The Trust or any Series thereof may merge, convert or consolidate into any other corporation, association, trust, limited liability company or other organization or may sell, lease or exchange all or substantially all of the Trust Property or Trust Property of such Series, as applicable, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the Shares of the Trust or such Series outstanding and entitled to vote and present in person or by proxy at a meeting of
     Shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares of the Trust or such Series; provided, however, that, if such merger, consolidation, conversion, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the Outstanding Shares of the Trust or such Series entitled to vote shall be sufficient authorization; and any such merger, conversion, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

     As stated above, the Board has approved the Reorganization providing for the conversion of JHF II to a Delaware LLC and has approved the LLC Agreement, subject to shareholder approval of the proposed amendment to the Declaration of Trust under Proposal 2(a) and the Reorganization pursuant to the Plan and the LLC Agreement under Proposal 2(b).

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of JHF II vote "FOR" Proposal 2(a).

                                  PROPOSAL 2(b)

            APPROVAL OF REORGANIZATION PURSUANT TO PLAN OF CONVERSION

                                   (All Funds)

     As stated above, the Board has approved the Reorganization of JHF II pursuant to the Plan of Conversion providing for the conversion of JHF II from a Massachusetts business trust to a Delaware LLC. In connection therewith, the Board also approved the LLC Agreement. Under this Proposal 2(b) shareholders of JHF II are being asked to approve the Reorganization, including the conversion, and the LLC Agreement.

Proposed Reorganization

     The proposed Reorganization contemplates the conversion of JHF II to a Delaware LLC, to be known as John Hancock Funds II, LLC ("JHF II LLC"), pursuant to Section 18-214 of the DLLC Act and the Plan which is described below. As provided in Section 18-214 of the DLLC Act, for all purposes of the laws of the State of Delaware, following the conversion JHF II LLC will be deemed to be the same entity as JHF II and the conversion will constitute the continuation of JHF II in the form of a Delaware LLC. The conversion will not affect any obligations or liabilities incurred by JHF II prior to the Reorganization and will not result in the termination or assignment of any contract with JHF II (unless a contract specifically provides that it requires consent for or does not survive a conversion).

     At the Effective Time (as defined below) of the Reorganization, JHF II LLC will continue the business of JHF II, and each series (also referred to as a "Fund") of JHF II LLC will continue the operations of a corresponding Fund of JHF II and will have, as compared to the corresponding JHF II Fund immediately prior to the Reorganization:

     o the same investment objective, strategies and restrictions (including, if approved by shareholders at the Meeting, any amended fundamental investment restrictions described in Proposals 4(a) - 4(h) of this Proxy Statement);

     o    the same portfolio securities allocated to it;

     o the same advisory and subadvisory arrangements (including, if approved by shareholders at the Meeting, any amendments to the Advisory Agreement described in Proposals 3(a) and 3(b) of this Proxy Statement); and

     o the same distribution and administrative services arrangements (including, if approved by shareholders at the Meeting, any new or amended such agreements as described in Proposal 3(b) of this Proxy Statement).

     Immediately following the Reorganization, a shareholder of a JHF II Fund will hold, in all material respects, the same economic and voting interest in the corresponding JHF II LLC Fund that the shareholder held in the JHF II Fund immediately prior to the Reorganization.

     In addition, the Board of Directors and the officers of JHF II LLC will be the same as the Board of Trustees, including any persons elected under Proposal 1 of this Proxy Statement, and officers of JHF II, and JHF II LLC will operate in substantially the same manner as JHF II.

     The operations of JHF II, as a Massachusetts business trust, are governed by its Declaration of Trust, By-laws and applicable Massachusetts law. The operations of JHF II LLC, as a Delaware LLC, will be governed by the LLC Agreement and applicable Delaware law. Copies of the Declaration of Trust, as amended, and the form of the LLC Agreement are included as, respectively, Appendices C and D to this Proxy Statement. For a comparison of the governing instruments and laws applicable to JHF II as a Massachusetts business trust and to JHF II LLC as a Delaware LLC, see Appendix E hereto ("Comparison of
Massachusetts and Delaware Governing Instruments and State Laws"). If shareholders approve this Proposal 2(b), the existing shareholders of JHF II immediately before the Effective Time will be considered to be, as of the Effective Time, parties to the LLC Agreement.

     As stated above, the current operations and business of JHF II will continue in substantially the same manner after the Reorganization. JHF II LLC will be authorized to issue an unlimited number of limited liability company interests (hereinafter "shares" or "shares of limited liability company interest") in the same series and classes as the current, corresponding series and classes of shares of beneficial interest in JHF II. The shares of the JHF II Funds and the shares of their corresponding JHF II LLC Funds will: (i) be fully paid and non-assessable; (ii) have the same conversion rights; (iii) have no preemptive or subscription rights; (v) have the same voting and liquidation rights; and (vi) have one vote per share and a proportionate fractional vote for each fractional share (unless the Board otherwise determines, with respect to a matter to be submitted to shareholders, that each dollar of net asset value (number of shares owned times net asset value per share of a series or class, as applicable) shall be entitled to one vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Moreover, following the Reorganization, JHF II LLC will continue to operate under a "manager of managers" structure in reliance upon an exemptive order received from the SEC. Pursuant to the order, the Adviser may, without obtaining shareholder approval, enter into and change the terms (including subadvisory fees) of subadvisory agreements with Fund subadvisers that are not affiliates of the Adviser.

     Currently, for federal income tax purposes, each of the Funds is classified as an association (i.e., a corporation) for federal income tax purposes. Each Fund also qualifies as a separate regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and as such does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains to its shareholders. Following the Reorganization, it is expected that most of the Funds will initially continue to be classified as associations and qualify as RICs. The Reorganization will, however, position the Funds to choose other classifications for federal and state income tax purposes. Management has advised the Board that it may recommend to the Board, to be effective at or after the Effective Time of the Reorganization, and may recommend to the Board of JHF II LLC from time to time following the Reorganization, that one or more Funds choose to be taxed as partnerships or as "disregarded entities." Management currently believes that the Funds which it is likely to consider for reclassification for federal and state income tax purposes are the Absolute Return Portfolio, which has not yet commenced selling its shares to the public, and Funds the sole shareholders of which are one or more of the Funds of Funds (the Lifestyle Portfolios, the Lifecycle Portfolios and the Absolute Return Portfolio) and the JH Insurance Companies and their separate accounts. As discussed below, the classification of a Fund for federal income tax purposes as a partnership or a disregarded entity may benefit the Fund under certain circumstances. It would also result in tax treatment to the shareholders of a Fund, including the JH Insurance Companies, that differs, in some cases favorably, from the tax treatment resulting from an investment in a Fund that is classified as a RIC. See "Reasons for the Reorganization" and "Federal Income Tax Consequences" below.

     In connection with the proposed conversion from a Massachusetts business trust to a Delaware LLC of JHT, another series fund in the John Hancock Funds Complex, private letter rulings ("PLRs") have been requested from the Internal Revenue Service ("IRS") and the Massachusetts Department of Revenue , confirming that, following that conversion: (i) the tax status of each post-conversion JHT Fund will be determined separately; and (ii) the entity classifications described above (with respect to the JHF II LLC Funds) will be available with respect to the post-conversion JHT Funds, for, respectively, federal and Massachusetts income tax purposes. Although neither JHF II, JHF II LLC nor the Funds would be entitled to rely on such PLRs, if issued, such PLRs would generally reflect the positions of the IRS and the Massachusetts Department of Revenue on the determinations issued therein as of the dates of the PLRs. There can be no assurance, however, that the tax authorities will not take contrary positions on the determinations issued in the PLRs or that a court considering any determinations issued therein would not hold contrary to such determinations. Such PLRs, if issued, would not be binding upon such tax authorities with respect to the Reorganization.

Reasons for the Reorganization

     In recent years, a number of investment companies organized as Massachusetts business trusts have reorganized into Delaware statutory entities, principally Delaware statutory trusts, in order to operate with greater efficiency and flexibility and subject to the greater certainty with respect to shareholder and trustee or director liability and other legal rights and obligations that is afforded by Delaware law. The Reorganization is intended to achieve these same benefits for JHF II.

     Management of JHF II has determined that an investment company formed as a Delaware LLC has certain advantages over an investment company organized as a
Massachusetts business trust, including greater certainty regarding the potential liability of shareholders and directors. Massachusetts business trust law does not specifically provide that the shareholders or trustees of a business trust are not subject to personal liability for any claims against or liabilities of the trust solely by reason of being or having been a shareholder or trustee of the trust or that the liabilities of one series of a trust are not enforceable against another series of the trust. The DLLC Act provides in substance that: (i) the debts, obligations and liabilities of a Delaware LLC, whether arising in contract, tort or otherwise, are solely the debts, obligations and liabilities of the Delaware LLC, and no shareholder or director of a Delaware LLC shall be obligated personally for any such debt, obligation or liability solely by reason of being a shareholder or acting as a director of the Delaware LLC; and (ii) a Delaware LLC may provide for protection of its directors against personal liability for their acts as directors and limit the enforceability of the liabilities of one series solely to the assets of that series.

     Another advantage of a Delaware LLC compared to a Massachusetts business trust is Delaware's well-established, business-oriented body of legal precedent in the area of corporation law and the laws governing other Delaware statutory entities such as limited partnerships. This body of precedent would in many circumstances be relevant in deciding issues pertaining to a Delaware LLC and could benefit JHF II LLC and its shareholders by making more certain, and less burdensome and expensive, the resolution of litigation or other legal controversies.

     Moreover, the Delaware laws that govern limited liability companies permit investment companies to simplify their operations by reducing administrative burdens and expenses. For example, Delaware law allows a Delaware LLC to be formed by filing a simple form with the State of Delaware, which rarely needs to be amended, at the time the company is formed, and by adopting a limited liability company agreement for the Delaware LLC. In contrast, JHF II -- as a Massachusetts business trust -- is required to file a certificate with the Commonwealth of Massachusetts with resolutions adopted by the Board each time there is a need to make a material amendment to the Declaration of Trust (for example, to establish additional series and classes of shares).

     As described above, it is anticipated that Management may recommend to the Board, to be effective at or after the Effective Time of the Reorganization, and may recommend to the Board of Directors of JHF II LLC from time to time following the Reorganization, that one or more of the Funds choose to be taxed as partnerships or disregarded entities rather than as RICs for federal income tax purposes. There may be positive and negative consequences for a Fund that chooses to be taxed as a partnership or is a disregarded entity. Such a Fund will not have to comply with the income qualification test for RICs under
Section 851(b) of the Code, which will allow the Fund greater flexibility in purchasing a wider variety of investment assets. It will also no longer be subject to the requirement of Section 852 of the Code that a RIC distribute substantially all of its taxable income and net capital gains, which is expected to reduce certain accounting and administrative costs necessary to calculate distributions. These benefits may, however, be offset by negative consequences in certain circumstances. For example, the Fund may incur increased expenses associated with partnership accounting. If the Fund invests extensively in foreign securities, it may (depending upon the provisions of tax treaties with particular foreign counties) be subject to less favorable treatment than a RIC with respect to the availability of reduced foreign withholding tax rates. Accordingly, the determination whether there would be a net benefit to a Fund from its classification for federal income tax purposes as a partnership or disregarded entity will be made on a Fund by Fund basis, and the reclassification of any Fund as a partnership or disregarded entity will require a determination by the Board (or the Board of JHF II LLC following the Reorganization) that such reclassification is in the best interests of the Fund and its shareholders.

     The classification of a Fund for federal income tax purposes as a partnership or a disregarded entity will result in tax treatment to the shareholders of the Fund, including the JH Insurance Companies, that differs, in some cases favorably, from the tax treatment resulting from an investment in a Fund that is classified as a RIC. A Fund taxed as a partnership will not be subject to income tax, and any income, gains, losses, deductions and credits of the Fund will instead be "passed-through" pro rata directly to its partners and will retain the same character for federal income tax purposes. A Fund that has only one shareholder and elects not to be taxed as a corporation would be treated as a disregarded entity. A disregarded entity is ignored for federal income tax purposes, with the result that its property is treated as owned directly by its sole owner, and any income, gains or losses are reported on such owner's tax return. Applicable income tax law makes the benefits resulting from certain tax credits or deductions relating to foreign taxes paid and dividends received by a Fund available to the shareholders of the Fund, including the JH Insurance Companies that are shareholders of the Fund directly or through their separate accounts. These benefits can be material, and the JH Insurance Companies expect them to increase significantly as to certain Funds as a result of the Reorganization and any subsequent reclassification of such Funds because of the different tax rules that apply when an insurance company invests in a partnership or disregarded entity instead of a RIC.

Description of the Plan of Conversion

     The following description of the Plan of Conversion (the "Plan") is qualified in its entirety by reference to the form of the Plan attached to this Proxy Statement as Appendix F.

     Under the Plan and pursuant to and with the effect provided in Section 18-214 of the DLLC Act, JHF II will convert from a Massachusetts business trust to a Delaware LLC and will change its name to JHF II LLC as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on __________, 2008 or such other time and date as may be determined by the management of JHF II (the "Effective Time"). The conversion will be effected by filing with the office of the Secretary of State of the State of Delaware a Certificate of Conversion to Limited Liability Company and a Certificate of Formation and by adopting the LLC Agreement, all of which will become effective simultaneously.

     At the Effective Time:

     (i) the shares of beneficial interest in each Fund of the Massachusetts business trust, JHF II, outstanding as of the Effective Time will be converted into shares of limited liability company interest in the corresponding Fund of JHF II LLC, reflecting the same economic and voting interests, with Series I, Series II, Series III and NAV shares of each Fund of JHF II being converted into, respectively, the same number of Series I, Series II, Series III and NAV shares of the corresponding Fund of JHF II LLC;

     (ii) the Declaration of Trust and By-laws of JHF II will cease to have any force or effect, and the DLLC Act, the Certificate of Formation and the LLC Agreement, substantially in the form attached hereto as Appendix D, will govern the affairs of JHF II LLC and the conduct of its business for all periods at and after the Effective Time; and

     (iii) the members of the Board of Trustees and the officers of JHF II will continue, respectively, as members of the Board of Directors and officers of JHF II LLC, and the Directors and officers of JHF II LLC will serve as such until their respective successors have been duly elected or appointed in accordance with the LLC Agreement.

     JHF II will file with the office of the Secretary of the Commonwealth of Massachusetts, to be effective as of the Effective Time or as soon as practicable thereafter, a Certification of Termination removing from the records of such Secretary the existence of JHF II as a Massachusetts business trust.

     As a result of the conversion and at the Effective Time, for all purposes of the laws of the State of Delaware, JHF II LLC will be deemed to be the same entity as JHF II and the conversion will constitute a continuation of the existence of JHF II in the form of a Delaware LLC pursuant to Section 18-214(g) of the DLLC Act. All of the rights, privileges, and powers of JHF II, all property, real, personal and mixed, of and all debts due to JHF II and all other things and causes of action belonging to JHF II will remain vested in JHF II LLC and will be the property of JHF II LLC. All rights of creditors and all liens upon the property of JHF II will be preserved unimpaired, and all debts, liabilities, duties of JHF II will remain attached to JHF II LLC and may be enforced against JHF II LLC to the same extent as if the debts, liabilities and duties had originally been incurred or contracted by JHF II LLC in its capacity as a Delaware LLC. The rights, privileges, powers and interests in property of JHF II, as well as its debts, liabilities and duties, will not be deemed, as a consequence of the conversion, to have been transferred or assigned to JHF II LLC. Any existing claim, action or proceeding by or against JHF II may be prosecuted to judgment or decree as if the conversion had not taken place, or JHF II LLC may be substituted in such action or proceeding.

     The Plan authorizes the management of JHF II to implement the Reorganization without further authorization by the Board if certain conditions have been satisfied, including the issuance by the IRS and the Massachusetts Department of Revenue of the respective PLRs in connection with the proposed JHT conversion as described above, or in the absence thereof the receipt by JHF II of an opinion of counsel to substantially the same effect as the requested PLRs, and approval by shareholders of JHF II of Proposals 2(a) and 2(b) of this Proxy Statement.

     In continuing the operations of JHF II, JHF II LLC will amend JHF II's registration statements under the federal securities laws to reflect its new Delaware LLC structure.

     The Plan may be amended or supplemented by the Board, and may be terminated and the Reorganization abandoned by the Board or by the management of JHF II, at any time prior to the Effective Time.

     Under the Plan, the expenses of the Reorganization, whether or not consummated, will be borne by the Adviser (or one or more of its affiliates). Pursuant to this obligation, the Adviser will pay 50% of the costs of the preparation and distribution of this Proxy Statement.

Evaluation by the Board of the Reorganization and the Amendment

     The Board was advised of and had preliminary discussions regarding the proposed Reorganization at its meetings held on March 22-23, 2007 and June 28-29, 2007. On the recommendation of management, the Board, including all the Independent Trustees, considered the Reorganization and the proposed amendment to the Declaration of Trust authorizing the conversion of JHF II at its meeting held on September 27-28, 2007. At that meeting, the Board reviewed information and materials regarding the Reorganization (including the Plan) and the amendment presented or prepared by the Adviser, as well as the LLC Agreement in substantially the form attached hereto as Appendix D. In its review of the Reorganization pursuant to the Plan, the LLC Agreement and the amendment, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the September 27-28, 2007 meeting to recommend to shareholders approval of the Reorganization pursuant to the Plan, the Board concluded that the participation of JHF II and each of the Funds in the Reorganization is in the best interests of JHF II and each Fund, as well as in the best interests of shareholders and that the interests of existing shareholders will not be diluted as a result of the Reorganization. The Board also concluded that approval of the amendment to the Declaration of Trust authorizing the conversion of JHF II was an appropriate step to take in implementing the Reorganization.

     In determining whether to approve and to recommend that shareholders approve the Reorganization pursuant to the Plan, the Board made inquiry into a number of matters and factors deemed relevant by the Board, including, but not limited to, the following factors: (1) the nature of the Reorganization, which is designed to effect a change in the state and form of organization of JHF II without effecting any material change in the operations of JHF II or its separate Funds; (2) the continuity following the Reorganization of the advisory, sub-advisory, distribution and administrative services arrangements of JHF II and the Funds and of each Fund's investment portfolio; (3) the additional administrative and operational flexibility of JHF II and the Funds expected to result from the Reorganization; (4) the terms of the Plan and the LLC Agreement;
(5) the absence of any dilution of the interests of shareholders and contract holders whose contract values are determined by investment in shares of the Funds ("contract holders"); (6) any direct and indirect costs to be incurred by the Funds as a result of the Reorganization; (7) any direct or indirect benefits to the Adviser or its affiliates to be realized as a result of the Reorganization; (8) the federal income tax consequences of the Reorganization; and (9) possible alternatives to the Reorganization.

     The Board's decision to approve and to recommend to shareholders approval of the Reorganization pursuant to the Plan was based on a number of factors, including the following:

     1. The Reorganization will result in a change in the state and form of organization of JHF II, but the current business of JHF II and of each of the Funds will continue in substantially the same manner after the Reorganization;

     2. The Funds of JHF II LLC will have the same investment objectives, strategies and restrictions, advisory and subadvisory arrangements and distribution and administrative services arrangements as their corresponding JHF II Funds;

     3. The members of the Board of Directors and the officers of JHF II LLC will be the same as, respectively, the members of the Board of Trustees and the officers of JHF II immediately prior to the Reorganization;

     4. Management has advised the Board that reorganizing JHF II into a Delaware LLC will permit it to operate subject to greater certainty under Delaware law with respect to shareholder and director liability and other legal rights and obligations and with greater efficiency and flexibility and that these advantages may be expected to result in potential cost savings benefiting shareholders;

     5. The Reorganization will not result in any dilution of shareholder values;

     6. The Reorganization is expected to qualify as a tax-free reorganization under the Code with respect to each Fund that continues to elect to be classified as a RIC following the Reorganization, and no gain or loss is expected to be recognized by any shareholder for federal income tax purposes solely as a result of the Reorganization with respect to such Funds; and

     7. Management has advised the Board that it may recommend to the Board, or the JHF II LLC Board from time to time after the Reorganization, that one or more Funds choose to be taxed as partnerships (or as disregarded entities) rather than as RICs for federal income tax purposes and that this reclassification may materially benefit affiliates of the Adviser, namely, the JH Insurance Companies that invest in JHF II (and will invest in JHF II LLC), because of the change in the JH Insurance Companies' tax status from shareholders of RICs to partners in a partnership (or the holder of an interest in a disregarded entity). Management has advised the Board that any such reclassification of a Fund will be subject to a determination by the Board (or the JHF II LLC Board of Directors after the Reorganization) that the reclassification is in the best interests of the Fund and its shareholders. Moreover, the Adviser (or one or more of its affiliates) will bear the expenses of the Reorganization and for this purpose will pay 50% of the expenses of this Proxy Statement and proxy solicitation.

Federal Income Tax Consequences

     In addition to the tax matters discussed above under "Proposed Reorganization" and "Reasons for the Reorganization," the following is a discussion regarding the federal income tax consequences of the Reorganization and of the anticipated reclassification for federal income tax purposes of one or more Funds as partnerships or disregarded entities at the time of or , following the Reorganization.

     As a condition to the implementation of the Reorganization, JHF II will have received an opinion from Dykema Gossett PLLC, tax counsel to JHF II in connection with the Reorganization, to the effect that, based on the facts and assumptions stated therein and the issuance of a favorable PLR from the IRS (or an opinion of counsel as described above) in connection with the proposed JHT conversion, the federal income tax consequences to the Funds and the shareholders of the Funds are as follows:

     (A) with respect to each Reorganization of a JHF II Fund that is a RIC into a JHF II LLC Fund that will elect to be a corporation taxable as a RIC, for federal income tax purposes, such Reorganization should be taxed as follows: (1) such Reorganization will qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code with respect to each JHF II Fund and JHF II LLC Fund; (2) no gain or loss will be recognized by each JHF II Fund and JHF II LLC Fund upon the deemed exchange of all of the assets and liabilities, if any, of the JHF II Fund to its corresponding JHF II LLC Fund solely in exchange for shares of the JHF II Fund; (3) no gain or loss will be recognized by shareholders of the JHF II Fund upon the deemed exchange of such Fund's shares solely for shares of the JHF II LLC Fund; (4) the tax basis of the shares of the JHF II LLC Fund received by each shareholder of the JHF II Fund pursuant to such Reorganization will be the same as the tax basis of the shares of the JHF II Fund held by such shareholder immediately prior to such Reorganization; (5) the holding periods of the shares of the JHF II LLC Fund received by each shareholder of the JHF II Fund pursuant to such Reorganization will be the same as the holding periods of the shares of the JHF II Fund held by such shareholder (provided the shares of the JHF II Fund were held as a capital asset on the date of the Reorganization) immediately prior to such Reorganization; (6) the tax basis of the assets of the JHF II Fund in the hands of the JHF II LLC Fund will be the same as the tax basis of those assets to the JHF II Fund immediately prior to such Reorganization; and (7) the holding periods of the assets of the JHF II Fund in the hands of the JHF II LLC Fund will be the same as the holding periods of those assets for the JHF II Fund immediately prior to such Reorganization.

     (B) with respect to each reclassification, at the time of or following the Reorganization, of, respectively, a JHF II Fund or a JHF II LLC Fund that is a RIC (each, a "JHF II LLC RIC") owned by more than one shareholder into a JHF II LLC Fund that is a partnership (a "JHF II LLC Partnership"), for federal income tax purposes, such reclassification will more likely than not be taxed as follows: (1) each JHF II LLC RIC will be deemed to have distributed its net assets to its shareholders in complete liquidation and cancellation of its shares and the shareholders will be deemed to have contributed such assets to the corresponding JHF II LLC Partnership in exchange for shares of such JHF II LLC Partnership; (2) such reclassification will not qualify as a tax-free reorganization under Section 368(a)(1) of the Code and will be treated as a taxable transaction; (3) each JHF II LLC RIC will recognize gain or loss upon the distribution of its assets to its shareholders as if its assets were sold at their fair market value; (4) the shareholders of each JHF II LLC RIC will also recognize gain or loss on the receipt of the assets of the JHF II LLC RIC equal to the difference between the shareholder's tax basis in its shares of the JHF II LLC RIC and the fair market value of the assets distributed to the shareholders; (5) the shareholders will have a tax basis in the distributed assets equal to the fair market value of such assets on the date of the distribution; (6) the shareholders will not recognize any gain or loss on their contribution of the distributed assets to the JHF II LLC Partnership in exchange for shares of such JHF II LLC Partnership; (7) the JHF II LLC Partnership will take a carryover tax basis in the assets equal to their tax basis in the hands of each contributing shareholder; (8) each shareholder's tax basis in the shares of the JHF II LLC Partnership received by such shareholder will equal the tax basis of the contributed assets in the hands of such shareholder at the time of the contribution; (9) the holding periods of the shareholders of the JHF II LLC RIC for their shares of the JHF II LLC Partnership will start as of the effective time of such reclassification; and (10) each JHF II LLC Partnership's holding periods for the assets acquired from the shareholders will start as of the effective time of such reclassification.

     (C) with respect to each reclassification, at the time of or following the Reorganization, of a JHF II LLC RIC that is owned by a single shareholder into a JHF II LLC Fund that is a disregarded entity (a "JHF II LLC DR"), for federal income tax purposes, such reclassification will more likely than not be taxed as follows: (1) each JHF II LLC RIC will be deemed to have distributed its net assets to its shareholder in complete liquidation and cancellation of its shares; (2) because the JHF II LLC DR is a disregarded entity for federal income tax purposes, the transfer of assets to it will be disregarded with the result that the property of the JHF II LLC DR will be treated as owned directly by the shareholder; (3) the liquidation transaction will not qualify as a tax-free reorganization under Section 368(a)(1) of the Code and will be treated as a taxable transaction; (4) each JHF II LLC RIC will recognize gain or loss upon the distribution of its assets to its shareholder as if its assets were sold at their fair market value; (5) the shareholder of such JHF II LLC RIC will recognize gain or loss on the receipt of the assets of the JHF II LLC RIC equal to the difference between the shareholder's tax basis in its shares of the JHF II LLC RIC and the fair market value of the assets distributed to such shareholder; (6) the shareholder will have a tax basis in the distributed assets equal to the fair market value of such assets on the date of the distribution; and (7) the shareholder's holding period for the assets acquired from the JHF II LLC RIC will start as of the effective time of such reclassification.

     As described above, JHT is undertaking a transaction similar to the Reorganization, and a PLR has been requested from the IRS, in connection with the proposed JHT conversion, only with respect to: (i) whether the post-conversion tax status of each JHT Fund will be determined separately; and
(ii) the availability with respect to such post-conversion JHT Funds of the entity classifications that are described above with respect to the JHF II LLC Funds. In connection with the Reorganization, neither the JH Insurance Companies nor JHF II nor any of the Funds have requested a PLR from the IRS with respect to (i) or (ii) above or a tax ruling from the IRS regarding any other federal income tax consequences of the Reorganization, but, with respect to the latter, each is acting in reliance upon the opinion of counsel discussed above. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 2(b).


                                   PROPOSAL 3

                APPROVAL OF AMENDMENTS TO THE ADVISORY AGREEMENT

                                  Introduction

     At its meeting on September 27-28, 2007, the Board, including all the Independent Trustees, approved the following amendments to the Advisory Agreement between JHF II and the Adviser, each of which amendments are discussed below under a separate proposal as follows:

    Proposal   Amendment
      3(a)     Amendment  transferring  to a  new  Service  Agreement  with  the
               Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement;
               and

      3(b) Amendment to the Advisory Agreement for each Lifestyle Portfolio restructuring the advisory fee.

     Proposal 3(a) applies to each of the Funds. Proposal 3(b) applies only to the Lifestyle Portfolios. For convenience (and unless the context otherwise requires), "Fund(s)" as used under each of the Proposals refers only to the Funds voting on the particular Proposal.

     Description of Current and Amended Advisory Agreements. The terms of the current Advisory Agreement and the Advisory Agreement as proposed to be amended by Proposals 3(a) and 3(b) are summarized below under "Description of Current and Amended Advisory Agreements." A copy of the form of the Advisory Agreement marked to show changes resulting from the proposed amendments is included as Appendix G to this Proxy Statement.

     Additional Information. For additional information about the Adviser, including "Management and Control of the Adviser," the amounts of advisory fees paid to the Adviser with respect to each Fund for the fiscal year ended August 31, 2007 (or the fiscal year ended December 31, 2006 in the case of the Lifestyle Funds), and "Payments by JHF II to Affiliates of the Adviser," see Appendix H hereto ("Additional Information About the Adviser and the Advisory Agreement"). The current advisory fee schedule for each Fund and information regarding comparable funds managed by the Adviser are set forth in Appendix I hereto ("Advisory Fee Schedules and Comparable Funds Managed by the Adviser").

     Evaluation by the Board of Trustees. A discussion of the evaluation by the Board of Trustees at its meeting on September 27-28, 2007 of the proposed amendments to the Advisory Agreement is set forth at the end of Proposal 2 under "Evaluation by the Board of Trustees of Amendments to the Advisory Agreement."

     Required Vote. Shareholders of each Fund voting on a proposed amendment will vote separately with respect to that proposal. For each Fund, approval of Proposals 3(a) and 3(b), as applicable, will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund. If shareholders of a Fund do not approve a proposed amendment, the amendment will not take effect, and the terms of the current Advisory Agreement that would have been amended will continue in effect, as to that Fund.


                                  PROPOSAL 3(a)

       AMENDMENT TRANSFERRING TO A NEW SERVICE AGREEMENT WITH THE ADVISER
             THE FINANCIAL, ACCOUNTING AND ADMINISTRATIVE SERVICES
         CURRENTLY PERFORMED BY THE ADVISER UNDER THE ADVISORY AGREEMENT

                                   (All Funds)

     Shareholders of the Funds are being asked to approve an amendment to the Advisory Agreement which will transfer to a new Service Agreement (the "Service Agreement") with the Adviser the financial, accounting and administrative services ("non-advisory services") currently performed by the Adviser under the Advisory Agreement ("Amendment 3(a)"). The Form of the Service Agreement is included as Appendix J to this Proxy Statement and is substantially the same as the service agreement pursuant to which the Adviser currently provides non-advisory services to certain "feeder funds" in the John Hancock Fund Complex. These feeder funds invest in corresponding master funds and do have an advisory agreement with the Adviser. Both the Advisory Agreement and the Service Agreement provide for JHF II's reimbursement of the Adviser for its expenses attributable to providing non-advisory services.

     The proposed amendment will not result in any increase in the advisory fee that each Fund pays the Adviser under the Advisory Agreement or in any change in the nature and level of services provided by the Adviser to the Funds.

The Proposed Amendment and the Service Agreement

     Under proposed Amendment 3(a), the non-advisory services described below, which are currently performed by the Adviser under the Advisory Agreement, will instead be performed by the Adviser under the Service Agreement. Separating the investment management services and the non-advisory services performed by the Adviser into two separate agreements is expected to provide greater flexibility in the future to adjust the non-advisory services arrangements for the Funds without having to incur the expenses of holding a shareholders meeting to approve an amendment to the Advisory Agreement.

     The non-advisory services performed by the Adviser under the Advisory Agreement and the services to be performed by the Adviser under the Service Agreement are substantially the same although, as indicated in the table below and Appendix J hereto, these same services are described with greater specificity under the Service Agreement.


Non-Advisory Services                                      Services Under
Under Advisory Agreement*                                  Service Agreement*
--Maintaining the existence and records of JHF II          --Maintaining each Fund's registration statement
and the registrations and qualifications of  JHF           and federal and state registration.
II's shares under federal law.

--Preparing notices and proxy solicitation                 --Preparing notices and proxy solicitation
materials.                                                 materials.

--Performing administrative, regulatory compliance,        --Performing tax, accounting, recordkeeping and
financial, accounting, bookkeeping and                     financial management services and functions as
recordkeeping functions of JHF II, including:              follows:

      --Preparing all tax returns.                               --Preparing (or arranging for the
                                                           preparation of) all tax returns.

      --Preparing all annual, semi-annual and                    --Preparing and submitting reports to
periodic reports to shareholders.                          existing shareholders.

      --Preparing all regulatory reports.                        --Preparing financial data or reports
                                                           required by the SEC or other regulatory
                                                           authorities.

                                                                 --Supervising, reviewing and/or preparing
                                                           and maintaining books and records required under
                                                           the 1940 Act.

                                                                 --Preparing materials in connection with
                                                           Board meetings.

                                                                 --Supervising and coordinating certain
                                                           services provided by outside counsel.

                                                                 --Providing research advice and
                                                           consultation about legal, regulatory and
                                                           compliance issues.

--Furnishing JHF II office facilities and equipment        --Providing office facilities for the
and personnel necessary for the operations of JHF          performance of the services and such staff and
II.                                                        personnel as are reasonably necessary to perform
                                                           the services.
___________________
* The obligation to provide  services and personnel  under both  agreements does not include services performed and personnel provided pursuant to contracts with
JHF II by third-party custodians, transfer agents and other service providers.

Reimbursement Under the Agreements

     Under both the Advisory Agreement and the Service Agreement, JHF II is obligated to reimburse the Adviser for its expenses attributable to the non-advisory services provided, including the compensation and related personnel expenses of personnel performing services under the agreements and the expenses of office space, office equipment and miscellaneous other office expenses. For purposes of the Advisory Agreement, the Adviser determines the expenses to be reimbursed pursuant to expense allocation procedures established by the Adviser in accordance with generally accepted accounting principles. The Service Agreement provides that expenses to be reimbursed will "not exceed levels that are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality."

     Although both agreements thus provide for reimbursement of the Adviser's non-advisory services expenses, approval of Proposal 3(a) will result in the change with respect to reimbursement arrangements described below.

     Under the Service Agreement, but not under the Advisory Agreement, the Board is authorized to change from time to time the compensation paid to the Adviser for its non-advisory services. Accordingly, under the Service Agreement, the Board could in the future approve a different type of reimbursement or compensation arrangement, including, for example, an arrangement providing for compensation determined as a percentage of the Funds' average daily net assets. Although any material change in the compensation paid to the Adviser for performing any services under the Advisory Agreement would require shareholder approval, such a change under the Service Agreement would not be subject to shareholder approval. Consequently, if shareholders approve Proposal 3(a) transferring to the Service Agreement the non-advisory services currently performed by the Adviser under the Advisory Agreement, shareholders will not in the future be asked to vote on material changes in the terms of the Service Agreement, including reimbursement or compensation arrangements.

     In this connection, management of JHF II, although it has made no final determination, is currently considering whether to recommend to the Board that it approve an asset-based compensation arrangement for the Adviser under the Service Agreement. As presently contemplated, a change from a reimbursement arrangement to an asset-based compensation arrangement would facilitate administration and accounting with respect to the provision of services under the Service Agreement and would not be expected to result in any material change in the expenses borne by the Funds for such services.

     If Proposal 3(a) approved by the shareholders of a Fund, the amended Advisory Agreement and the new Service Agreement are expected to become effective as to that Fund promptly after such approval.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 3(a).


                                  PROPOSAL 3(b)

          AMENDMENT TO ADVISORY AGREEMENT FOR EACH LIFESTYLE PORTFOLIO
                         RESTRUCTURING THE ADVISORY FEE

                           (Lifestyle Portfolios only)

     Shareholders of the five Lifestyle Portfolios are being asked to approve an amendment to the Advisory Agreement for those Funds which will restructure the advisory fees paid by the Funds by applying different advisory fee rates to "Affiliated Fund Assets" and "Other Assets" as such terms are defined below ("Amendment 3(b)").

     Each of the Funds operates as a fund of funds and is authorized to invest in affiliated underlying funds, principally other Funds of JHF II as well as funds of JHT and JHF III, which are also advised by the Adviser ("Affiliated Fund Assets"). In the future, each of the Funds will be authorized and also expects to invest directly in securities that are not mutual fund shares (e.g., equity securities and fixed-income securities) and other instruments and in underlying funds that are not affiliated with the Adviser, including exchange-traded funds ("ETFs") ("Other Assets"). The Funds currently intend to invest principally in Other Assets that are securities and ETFs.

     Under the current advisory fee structure for the Funds, which originally contemplated that the Funds would invest only in Affiliated Fund Assets, the Adviser receives a relatively low advisory fee at the fund-of-funds level and its regular advisory fee with respect to each of the affiliated underlying funds that the Adviser also manages. To the extent that the Funds invest in Other Assets, the Adviser would currently receive only the advisory fee at the fund-of-funds level. Consequently, in anticipation of the expected, future investment by the Funds in Other Assets, the Adviser desires to have in place an advisory fee structure that provides for appropriate compensation for its advisory services with respect to both Affiliated Fund Assets and Other Assets. The Adviser believes that the ability of the Funds to invest in both Affiliated Fund Assets and Other Assets is a benefit to each Fund and that providing different fee rates for each such category of assets will permit the assets of a Fund to be allocated among Affiliated Fund Assets and Other Assets without the allocation having any impact on the amount of advisory fees that would be earned.

     Shareholders of each Fund bear directly the operating expenses of the Fund and indirectly their proportionate share of the operating expenses of underlying funds. Thus, to the extent that a Fund invests in Affiliated Fund Assets, shareholders of the Fund bear directly the advisory fee and other expenses paid by the Fund and indirectly their proportionate shares of the advisory fees and other expenses paid by affiliated underlying funds. As stated above, with respect to Other Assets the Funds currently intend to invest principally in securities that are not mutual fund shares (e.g., equity securities and fixed-income securities) and in ETFs. These securities do not have operating expenses, and ETFs are expected generally to have lower operating expenses than affiliated underlying funds. Consequently, to the extent that a Fund invests in such Other Assets in lieu of Affiliated Fund Assets, shareholders will pay a higher advisory fee at the Fund level with respect to such Other Assets, but the underlying fund expenses borne indirectly by shareholders will decrease. This decrease in underlying fund expenses is expected to offset in whole or in part or to exceed the advisory fee increase. To the extent that the decrease in underlying fund expenses exceeds the increase in advisory fees, total fund operating expenses will also decrease. However, to the extent that a Fund may in the future invest, in lieu of in Affiliated Fund Assets, in Other Assets that are unaffiliated underlying funds, the underlying fund expenses borne indirectly by the shareholders of the Fund, as well as total fund operating expenses, could increase or decrease depending on whether the operating expenses of the underlying unaffiliated funds are higher or lower than the operating expenses of the affiliated underlying funds in which the Fund could otherwise have invested.

Current and Amended Advisory Fees

     As compensation for its services under the Advisory Agreement, the Adviser receives a fee from JHF II computed separately for each Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate for each of the Lifestyle Portfolios is calculated each day by applying annual percentage rates (including breakpoints) for the Fund to applicable portions (as determined by breakpoints) of "Aggregate Net Assets" (as defined below) and dividing the sum of the amounts so determined by Aggregate Net Assets. For each of the Lifestyle Trusts, the term "Aggregate Net Assets" includes the net assets of the Fund, the net assets of the four other Lifestyle Portfolios, and the net assets of the five, corresponding "Lifestyle Trusts" of JHT (the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust), but only for the period during which the subadviser for the Fund also serves as the subadviser for such other JHT and JHF II funds.

     Under the amended Advisory Agreement, different annual percentage rates will be applied, as described above, to Affiliated Fund Assets and Other Assets. The annual percentage rates for the Funds under the current Advisory Agreement and the amended Advisory Agreement are set forth in the following tables. As indicated in the tables, the annual percentage rates for Affiliated Fund Assets under the amendment will be the same as such rates for all assets under the current Advisory Agreement, and the new annual percentage rates for Other Assets under the amended Advisory Agreement reflect an increase of 0.450% (at each breakpoint) over the current rates. This is intended to provide the Adviser with the same advisory fee (at the fund of funds level) for Other Assets that it receives as an aggregate advisory fee (at the fund of funds and affiliated underlying funds levels) for Affiliated Fund Assets.

                                            Current Advisory Fee Rates

For All Assets:
Fund                                 Percentage Rates
Each Lifestyle Portfolio             0.050% of the first $7.5 billion and 0.040%
                                     of the excess over $7.5 billion.
                                     (As a Percentage of Aggregate Net Assets)

                                          Amended Advisory Fee Rates

For Affiliated Fund Assets:
Fund                                 Percentage Rates
Each Lifestyle Portfolio             0.050% of the first $7.5 billion and 0.040%
                                     of the excess over $7.5 billion.
                                     (As a Percentage of Aggregate Net Assets)

For Other Assets:
Fund                                 Percentage Rates
Each Lifestyle Portfolio             0.500% of the first $7.5 billion and 0.490%
                                     of the excess over $7.5 billion.
                                     (As a Percentage of Aggregate Net Assets)

Fund Fees and Expenses Under the Current and Amended Advisory Agreements

     Shareholder Transaction Expenses. Transaction expenses are charged directly to a shareholder's account. The shareholder transaction expenses shown in the table below are the same for each of the Funds. There are no shareholder transaction expenses imposed in connection with Class 1, Class 5, Class R, Class R1, Class R2, Class R3, Class R4, or Class R5 shares of the Funds. The shareholder transaction expenses for Class A, Class B and Class C shares are shown below and will remain the same whether or not Proposal 3(b) is approved by shareholders.

                Shareholder Transaction Expenses(1)                    Class A      Class B       Class C
Maximum front-end sales charge (load) on purchases as of %              5.00%         None          None
of purchase price
Maximum deferred sales charge (load) as of % of purchase or sale       None(2)       5.00%        1.00%(3)
price, whichever is less
______________________________
(1)  A $4.00 fee will be charged for wire redemptions.
(2)  Except for investments of $1 million or more.
(3)  Applies only if shares are sold within the first year after purchase.

     Annual Operating Expenses. Operating expenses are paid from each Fund's assets and, therefore, are paid by shareholders indirectly. The Funds did not invest in Other Assets during the fiscal year ended December 31, 2006. Consequently, the operating expenses of each Fund for that fiscal year would have been the same even if the amended Advisory Agreement had been in effect for that fiscal year. For purposes solely of illustrating the proposed restructuring of advisory fees, the following table sets forth: (1) the operating expenses for each class of shares of each Fund as a percentage of the Fund's average net assets for the fiscal year ended December 31, 2006 under the current Advisory Agreement; and (2) the pro forma such fees and expenses for the fiscal year ended December 31, 2006 assuming that the amended Advisory Agreement had been in effect for that fiscal year and assuming also that each Fund during that year had invested 20% of its net assets in Other Assets that were ETFs). Under these assumptions, as indicated by the pro forma figures in the table below, the increase in advisory fees at the Fund level attributable to investments in Other Assets is accompanied by a decrease in underlying fund ("Acquired Fund") fees and expenses resulting in a decrease in total operating expenses.

                                             Annual Operating Expenses
                                   (as a percentage of average daily net assets)

                                                                          Acquired                   Contractual
                                          Distribution                   Fund Fees       Total          Expense          Net
                            Management    and Service       Other           and        Operating     Reimburse-ment    Operating
  Lifestyle Portfolios         Fee        (12b-1) Fees   Expenses (1)    Expenses     Expenses (2)        (3)          Expenses
Lifestyle Aggressive
Current Advisory Agreement

Class A                       0.04%          0.30%          0.31%          0.91%         1.56%          0.01%           1.55%

Class B                       0.04%          1.00%          0.50%          0.91%         2.45%          0.19%           2.26%

Class C                       0.04%          1.00%          0.32%          0.91%         2.27%          0.01%           2.26%

Class R                       0.04%          0.75%          9.87%          0.91%         11.57%         9.71%           1.86%

Class R1                      0.04%          0.50%          12.35%         0.91%         13.80%        12.19%           1.61%

Class R2                      0.04%          0.25%          11.95%         0.91%         13.15%        11.79%           1.36%

Class R3                      0.04%          0.50%          1.67%          0.91%         3.12%          1.49%           1.63%

Class R4                      0.04%          0.25%          1.09%          0.91%         2.29%          0.85%           1.44%

Class R5                      0.04%          None           4.03%          0.91%         4.98%          3.84%           1.14%

Class 1                       0.04%          0.05%          0.02%          0.91%         1.02%          0.00%           1.02%

Amended Advisory Agreement
(Pro forma)

Class A                       0.13%          0.30%          0.31%          0.80%         1.54%          0.01%           1.53%

Class B                       0.13%          1.00%          0.50%          0.80%         2.43%          0.19%           2.24%

Class C                       0.13%          1.00%          0.32%          0.80%         2.25%          0.01%           2.24%

Class R                       0.13%          0.75%          9.87%          0.80%         11.55%         9.71%           1.84%

Class R1                      0.13%          0.50%          12.35%         0.80%         13.78%        12.19%           1.59%

Class R2                      0.13%          0.25%          11.95%         0.80%         13.13%        11.79%           1.34%

Class R3                      0.13%          0.50%          1.67%          0.80%         3.10%          1.49%           1.61%

Class R4                      0.13%          0.25%          1.09%          0.80%         2.27%          0.85%           1.42%

Class R5                      0.13%          None           4.03%          0.80%         4.96%          3.84%           1.12%

Class 1                       0.13%          0.05%          0.02%          0.80%         1.00%          0.00%           1.00%

Lifestyle Growth
Current Advisory Agreement

Class A                       0.04%          0.30%          0.24%          0.87%         1.45%          0.00%           1.45%

Class B                       0.04%          1.00%          0.36%          0.87%         2.27%          0.05%           2.22%

Class C                       0.04%          1.00%          0.25%          0.87%         2.16%          0.00%           2.16%

Class R                       0.04%          0.75%          11.62%         0.87%         13.28%        11.46%           1.82%

Class R1                      0.04%          0.50%          12.41%         0.87%         13.82%        12.26%           1.56%

Class R2                      0.04%          0.25%          12.45%         0.87%         13.61%        12.29%           1.32%

Class R3                      0.04%          0.50%          0.81%          0.87%         2.22%          0.64%           1.58%

Class R4                      0.04%          0.25%          0.51%          0.87%         1.67%          0.27%           1.40%

Class R5                      0.04%          None           1.36%          0.87%         2.27%          1.20%           1.07%

Class 1                       0.04%          0.05%          0.02%          0.87%         0.98%          0.00%           0.98%

Class 5                       0.04%          None           0.02%          0.87%         0.93%          0.00%           0.93%

Amended Advisory Agreement
(Pro forma)

Class A                       0.13%          0.30%          0.24%          0.76%         1.43%          0.00%           1.43%

Class B                       0.13%          1.00%          0.36%          0.76%         2.25%          0.05%           2.20%

Class C                       0.13%          1.00%          0.25%          0.76%         2.14%          0.00%           2.14%

Class R                       0.13%          0.75%          11.62%         0.76%         13.26%        11.46%           1.80%

Class R1                      0.13%          0.50%          12.41%         0.76%         13.80%        12.26%           1.54%

Class R2                      0.13%          0.25%          12.45%         0.76%         13.59%        12.29%           1.30%

Class R3                      0.13%          0.50%          0.81%          0.76%         2.20%          0.64%           1.56%

Class R4                      0.13%          0.25%          0.51%          0.76%         1.65%          0.27%           1.38%

Class R5                      0.13%          None           1.36%          0.76%         2.25%          1.20%           1.05%

Class 1                       0.13%          0.05%          0.02%          0.76%         0.96%          0.00%           0.96%

Class 5                       0.13%          None           0.02%          0.76%         0.91%          0.00%           0.91%

Lifestyle Balanced
Current Advisory Agreement

Class A                       0.04%          0.30%          0.21%          0.86%         1.41%          0.00%           1.41%

Class B                       0.04%          1.00%          0.37%          0.86%         2.27%          0.07%           2.20%

Class C                       0.04%          1.00%          0.21%          0.86%         2.11%          0.00%           2.11%

Class R                       0.04%          0.75%          7.62%          0.86%         9.27%          7.46%           1.81%

Class R1                      0.04%          0.50%          12.52%         0.86%         13.92%        12.36%           1.56%

Class R2                      0.04%          0.25%          12.41%         0.86%         13.56%        12.25%           1.31%

Class R3                      0.04%          0.50%          0.70%          0.86%         2.10%          0.52%           1.58%

Class R4                      0.04%          0.25%          0.41%          0.86%         1.56%          0.18%           1.38%

Class R5                      0.04%          None           1.65%          0.86%         2.55%          1.49%           1.06%

Class 1                       0.04%          0.05%          0.02%          0.86%         0.97%          0.00%           0.97%

Class 5                       0.04%          None           0.02%          0.86%         0.92%          0.00%           0.92%

                                                                          Acquired                   Contractual
                                          Distribution                   Fund Fees       Total          Expense          Net
                            Management    and Service       Other           and        Operating     Reimburse-ment    Operating
  Lifestyle Portfolios         Fee        (12b-1) Fees   Expenses (1)    Expenses     Expenses (2)        (3)          Expenses
Amended Advisory Agreement
(Pro forma)

Class A                       0.13%          0.30%          0.21%          0.76%         1.40%          0.00%           1.40%

Class B                       0.13%          1.00%          0.37%          0.76%         2.26%          0.07%           2.19%

Class C                       0.13%          1.00%          0.21%          0.76%         2.10%          0.00%           2.10%

Class R                       0.13%          0.75%          7.62%          0.76%         9.26%          7.46%           1.80%

Class R1                      0.13%          0.50%          12.52%         0.76%         13.91%        12.36%           1.55%

Class R2                      0.13%          0.25%          12.41%         0.76%         13.55%        12.25%           1.30%

Class R3                      0.13%          0.50%          0.70%          0.76%         2.09%          0.52%           1.57%

Class R4                      0.13%          0.25%          0.41%          0.76%         1.55%          0.18%           1.37%

Class R5                      0.13%          None           1.65%          0.76%         2.54%          1.49%           1.05%

Class 1                       0.13%          0.05%          0.02%          0.76%         0.96%          0.00%           0.96%

Class 5                       0.13%          None           0.02%          0.76%         0.91%          0.00%           0.91%

Lifestyle Moderate
Current Advisory Agreement

Class A                       0.04%          0.30%          0.23%          0.83%         1.40%          0.01%           1.39%

Class B                       0.04%          1.00%          0.62%          0.83%         2.49%          0.31%           2.18%

Class C                       0.04%          1.00%          0.28%          0.83%         2.15%          0.04%           2.11%

Class R                       0.04%          0.75%          12.61%         0.83%         14.23%        12.45%           1.78%

Class R1                      0.04%          0.50%          12.60%         0.83%         13.97%        12.44%           1.53%

Class R2                      0.04%          0.25%          12.58%         0.83%         13.70%        12.42%           1.28%

Class R3                      0.04%          0.50%          2.59%          0.83%         3.96%          2.35%           1.61%

Class R4                      0.04%          0.25%          1.24%          0.83%         2.36%          1.01%           1.35%

Class R5                      0.04%          None           2.79%          0.83%         3.66%          2.63%           1.03%

Class 1                       0.04%          0.05%          0.02%          0.83%         0.94%          0.00%           0.94%

Class 5                       0.04%          None           0.02%          0.83%         0.89%          0.00%           0.89%

Amended Advisory Agreement
(Pro forma)

Class A                       0.13%          0.30%          0.23%          0.73%         1.39%          0.01%           1.38%

Class B                       0.13%          1.00%          0.62%          0.73%         2.48%          0.31%           2.17%

Class C                       0.13%          1.00%          0.28%          0.73%         2.14%          0.04%           2.10%

Class R                       0.13%          0.75%          12.61%         0.73%         14.22%        12.45%           1.77%

Class R1                      0.13%          0.50%          12.60%         0.73%         13.96%        12.44%           1.52%

Class R2                      0.13%          0.25%          12.58%         0.73%         13.69%        12.42%           1.27%

Class R3                      0.13%          0.50%          2.59%          0.73%         3.95%          2.35%           1.60%

Class R4                      0.13%          0.25%          1.24%          0.73%         2.35%          1.01%           1.34%

Class R5                      0.13%          None           2.79%          0.73%         3.65%          2.63%           1.02%

Class 1                       0.13%          0.05%          0.02%          0.73%         0.93%          0.00%           0.93%

Class 5                       0.13%          None           0.02%          0.73%         0.88%          0.00%           0.88%

Lifestyle Conservative
Current Advisory Agreement

Class A                       0.04%          0.30%          0.30%          0.79%         1.43%          0.08%           1.35%

Class B                       0.04%          1.00%          0.84%          0.79%         2.67%          0.55%           2.12%

Class C                       0.04%          1.00%          0.37%          0.79%         2.20%          0.12%           2.08%

Class R                       0.04%          0.75%          12.70%         0.79%         14.28%        12.54%           1.74%

Class R1                      0.04%          0.50%          12.70%         0.79%         14.03%        12.54%           1.49%

Class R2                      0.04%          0.25%          12.69%         0.79%         13.77%        12.53%           1.24%

Class R3                      0.04%          0.50%          5.69%          0.79%         7.02%          5.46%           1.56%

Class R4                      0.04%          0.25%          2.58%          0.79%         3.66%          2.36%           1.30%

Class R5                      0.04%          None           6.33%          0.79%         7.16%          6.17%           0.99%

Class 1                       0.04%          0.05%          0.02%          0.79%         0.90%          0.00%           0.90%

Amended Advisory Agreement
(Pro forma)

Class A                       0.13%          0.30%          0.30%          0.69%         1.42%          0.08%           1.34%

Class B                       0.13%          1.00%          0.84%          0.69%         2.66%          0.55%           2.11%

Class C                       0.13%          1.00%          0.37%          0.69%         2.19%          0.12%           2.07%

Class R                       0.13%          0.75%          12.70%         0.69%         14.27%        12.54%           1.73%

Class R1                      0.13%          0.50%          12.70%         0.69%         14.02%        12.54%           1.48%

Class R2                      0.13%          0.25%          12.69%         0.69%         13.76%        12.53%           1.23%

Class R3                      0.13%          0.50%          5.69%          0.69%         7.01%          5.46%           1.55%

Class R4                      0.13%          0.25%          2.58%          0.69%         3.65%          2.36%           1.29%

Class R5                      0.13%          None           6.33%          0.69%         7.15%          6.17%           0.98%

                                                                          Acquired                   Contractual
                                          Distribution                   Fund Fees       Total          Expense          Net
                            Management    and Service       Other           and        Operating     Reimburse-ment    Operating
  Lifestyle Portfolios         Fee        (12b-1) Fees   Expenses (1)    Expenses     Expenses (2)        (3)          Expenses
Class 1                       0.13%          0.05%          0.02%          0.69%         0.89%          0.00%           0.89%

_____________________
(1) In the case of Class R, R1, R2, R3, R4 and R5 shares, other expenses include fees paid by the Lifestyle Portfolios to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The maximum amount of the fee that may be charged is 0.25% for Class R, R1 and R2 shares, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.
(2) "Total Operating Expenses" includes fees and expenses incurred indirectly by each Lifestyle Portfolio as a result of its investment in other investment companies (e.g., Underlying Funds) (each, an "Acquired Fund"). The total operating expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Lifestyle Portfolios' prospectus, which does not include Acquired Fund Fees and Expenses.
(3) In the case of Class R, R1, R2, R3, R4 and R5 shares, the Adviser has contractually agreed to waive advisory fees or reimburse Portfolio expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed 0.09% of the average annual net assets attributable to the class. This agreement remains in effect until May 1, 2008 and may thereafter be terminated at any time by the Adviser.

     Examples: The following examples are intended to help shareholders compare the costs of investing in the different share classes of the Funds under the current and amended Advisory Agreements. The examples assume that a shareholder invests $10,000 in a particular Lifestyle Portfolio for the time periods indicated. The examples also assume that a shareholder's investment has a 5% return each year and that each Fund's operating expenses remain the same as those set forth in the expense table above. The examples should not be considered a representation of future expenses of any Fund. Actual expenses may be greater or less than those shown.

     If you redeem your shares at the end of the periods shown, based on the above assumptions, your expenses would be:

      Lifestyle Portfolios          1 Year          3 Years           5 Years        10 Years (1)

Lifestyle Aggressive Portfolio
Current Advisory Agreement
Class A                              $650             $967           $1,307            $2,263
Class B  (1)                         729             1,045            1,488             2,552(1)
Class C                              329               708            1,214             2,605
Class R                              189             2,421            4,370             8,226
Class R1                             164             2,772            4,941             8,898
Class R2                             138             2,647            4,763             8,716
Class R3                             166               823            1,505             3,326
Class R4                             147               634            1,148             2,560
Class R5                             116             1,151            2,186             4,775
Class 1                              104               325              563             1,248

Amended Advisory Agreement
(Pro forma)
Class A                             $648              $961           $1,297            $2,242
Class B (1)                          727             1,039            1,478             2,531(1)
Class C                              327               702            1,204             2,584
Class R                              187             2,416            4,363             8,219
Class R1                             162             2,767            4,935             8,893
Class R2                             136             2,642            4,756             8,710
Class R3                             164               817            1,495             3,307
Class R4                             145               628            1,138             2,539
Class R5                             114             1,145            2,177             4,760
Class 1                              102               318              552             1,225

      Lifestyle Portfolios          1 Year          3 Years           5 Years        10 Years (1)

Lifestyle Growth Portfolio
Current Advisory Agreement
Class A                             $640              $936           $1,253            $2,148
Class B (1)                          725             1,005            1,411             2,395(1)
Class C                              319               676            1,159             2,493
Class R                              185             2,703            4,822             8,761
Class R1                             159             2,771            4,943             8,903
Class R2                             134             2,719            4,877             8,843
Class R3                             161               633            1,131             2,504
Class R4                             143               500              882             1,954
Class R5                             109               594            1,106             2,512
Class 1                              100               312              542             1,201
Class 5                               95               296              515             1,143

Amended Advisory Agreement
(Pro forma)
Class A                             $638              $930           $1,243            $2,127
Class B (1)                          723               998            1,400             2,375(1)
Class C                              317               670            1,149             2,472
Class R                              183             2,698            4,815             8,755
Class R1                             157             2,766            4,937             8,897
Class R2                             132             2,714            4,871             8,837
Class R3                             159               627            1,121             2,484
Class R4                             141               494              872             1,932
Class R5                             107               588            1,095             2,491
Class 1                               98               306              531             1,178
Class 5                               93               290              504             1,120

Lifestyle Balanced Portfolio
Current Advisory Agreement
Class A                             $636              $924           $1,233            $2,106
Class B (1)                          723             1,083            1,409             2,384(1)
Class C                              314               661            1,134             2,441
Class R                              184             2,016            3,695             7,305
Class R1                             159             2,787            4,968             8,929
Class R2                             133             2,710            4,864             8,829
Class R3                             161               608            1,081             2,390
Class R4                             141               475              833             1,841
Class R5                             108               651            1,221             2,773
Class 1                               99               309              536             1,190
Class 5                               94               293              509             1,131

Amended Advisory Agreement
(Pro forma)
Class A                             $635              $921           $1,228            $2,096
Class B (1)                          722             1,000            1,404             2,373(1)
Class C                              313               658            1,129             2,431
Class R                              183             2,014            3,692             7,300
Class R1                             158             2,785            4,965             8,926
Class R2                             132             2,708            4,861             8,826
Class R3                             160               605            1,076             2,380
Class R4                             139               472              828             1,830
Class R5                             107               648            1,216             2,763
Class 1                              98                306              531             1,178
Class 5                              93                290              504             1,120

Lifestyle Moderate Portfolio
Current Advisory Agreement
Class A                             $634              $920           $1,227            $2,095
Class B (1)                          721             1,046            1,498             2,533(1)
Class C                              314               669            1,151             2,480
Class R                              181             2,854            5,056             9,011
Class R1                             156             2,793            4,979             8,941
Class R2                             130             2,730            4,898             8,867
Class R3                             164               991            1,836             4,026
Class R4                             137               640            1,169             2,619
Class R5                             105               876            1,668             3,743
Class 1                               96               300              520             1,155
Class 5                               91               284              493             1,096

      Lifestyle Portfolios          1 Year          3 Years           5 Years        10 Years (1)

Amended Advisory Agreement
(Pro forma)
Class A                             $633              $917           $1,222            $2,084
Class B (1)                          720             1,043            1,493             2,523(1)
Class C                              313               666            1,146             2,469
Class R                              180             2,851            5,053             9,008
Class R1                             155             2,791            4,976             8,939
Class R2                             129             2,728            4,895             8,864
Class R3                             163               988            1,831             4,017
Class R4                             136               637            1,164             2,609
Class R5                             104               873            1,664             3,735
Class 1                               95               296              515             1,143
Class 5                               90               281              488             1,084

Lifestyle Conservative Portfolio
Current Advisory Agreement
Class A                             $631              $922           $1,235            $2,121
Class B (1)                          715             1,077            1,566             2,660(1)
Class C                              311               677            1,169             2,525
Class R                              177             2,859            5,066             9,022
Class R1                             152             2,800            4,991             8,956
Class R2                             126             2,739            4,913             8,884
Class R3                             159             1,582            2,948             6,129
Class R4                             132               902            1,692             3,761
Class R5                             101             1,558            2,954             6,186
Class 1                               92               287              498             1,108

Amended Advisory Agreement
(Pro forma)
Class A                             $630              $919           $1,230            $2,110
Class B (1)                          714             1,074            1,561             2,650(1)
Class C                              310               674            1,164             2,514
Class R                              176             2,856            5,063             9,020
Class R1                             151             2,797            4,988             8,953
Class R2                             125             2,736            4,910             8,882
Class R3                             158             1,579            2,944             6,123
Class R4                             131               899            1,687             3,752
Class R5                             100             1,556            2,949             6,180
Class 1                               91               284              493             1,096

___________________
(1)  Reflects conversion of Class B shares to Class A shares after eight years.

     If you continue to hold your shares at the end of the periods shown, based on the above assumptions, your expenses would be:

      Lifestyle Portfolios          1 Year          3 Years           5 Years        10 Years (1)
Lifestyle Aggressive Portfolio
Current Advisory Agreement
Class A                             $650            $967             $1,307            $2,263
Class B (1)                          229             745              1,288             2,552(1)
Class C                              229             708              1,214             2,605

Amended Advisory Agreement
(Pro forma)
Class A                             $648            $961             $1,297            $2,242
Class B (1)                          227             739              1,278             2,531(1)
Class C                              227             702              1,204             2,584

Lifestyle Growth Portfolio
Current Advisory Agreement
Class A                             $640            $936             $1,253            $2,148
Class B (1)                          225             705              1,211             2,395(1)
Class C                              219             676              1,159             2,493

Amended Advisory Agreement
(Pro forma)
Class A                             $638            $930             $1,243            $2,127
Class B (1)                          223             698              1,200             2,375(1)
Class C                              217             670              1,149             2,472

Lifestyle Balanced Portfolio
Current Advisory Agreement
Class A                             $636            $924             $1,233            $2,106
Class B (1)                          223             703              1,209             2,384(1)
Class C                              214             661              1,134             2,441

Amended Advisory Agreement
(Pro forma)
Class A                             $635            $921             $1,228            $2,096
Class B (1)                          222             700              1,204             2,373(1)
Class C                              213             658              1,129             2,431

Lifestyle Moderate Portfolio
Current Advisory Agreement
Class A                             $634            $920             $1,227            $2,095
Class B (1)                          221             746              1,298             2,533(1)
Class C                              214             669              1,151             2,480

Amended Advisory Agreement
(Pro forma)
Class A                             $633            $917             $1,222            $2,084
Class B (1)                          220             743              1,293             2,523(1)
Class C                              213             666              1,146             2,469

Lifestyle Conservative Portfolio
Current Advisory Agreement
Class A                             $631            $922             $1,235            $2,121
Class B (1)                          215             777              1,366             2,660(1)
Class C                              211             677              1,169             2,525

Amended Advisory Agreement
(Pro forma)
Class A                             $630            $919             $1,230             2,110
Class B (1)                          214             774              1,361             2,650(1)
Class C                              210             674              1,164             2,514

___________________
(1)  Reflects conversion of Class B shares to Class A shares after eight years.

Advisory Fees Paid

     As stated above, during the fiscal year ended December 31, 2006, the Funds did not invest in Other Assets. Consequently, the aggregate advisory fees paid by each Fund for that fiscal year would have been the same even if the amended Advisory Agreement had been in effect for that fiscal year. For purposes solely of illustrating the proposed restructuring of advisory fees, the following table sets forth for each Fund: (1) the aggregate amount of advisory fees paid by the Fund to the Adviser for the fiscal year ended December 31, 2006; (2) the aggregate amount of advisory fees that the Fund would have paid to the Adviser for the fiscal year ended December 31, 2006 if the proposed amendment had been in effect for that year and assuming that each Fund during that year had invested 20% of its net assets in Other Assets that were ETFs); and (3) the difference between the amounts of advisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).

                                        (1)                               (2)                        (3)
                                 Advisory Fees Paid Under    Advisory Fees Payable Under Amended
                                     Current Agreement        Agreement for Year Ended 12/31/06     Percentage
Fund                              for Year Ended 12/31/06     (Assuming 20% Investment in Other     Difference
                                                                           Assets)
Lifestyle Aggressive Portfolio       $  1,022,797                   $     3,266,179                     219%
Lifestyle Growth Portfolio              2,985,362                         9,534,729                     219%
Lifestyle Balanced Portfolio            2,820,657                         9,007,781                     219%
Lifestyle Moderate Portfolio              761,997                         2,432,750                     219%
Lifestyle Conservative Portfolio          455,861                         1,455,090                     219%


     If Proposal 3(b) is approved by the shareholders of a Fund, the amended Advisory Agreement is expected to become effective as to that Fund promptly after such approval and upon disclosure in the JHF II prospectus.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Lifestyle Portfolio vote "FOR" Proposal 3(b).


                      EVALUATION BY THE BOARD OF AMENDMENTS
                     TO ADVISORY AGREEMENT UNDER PROPOSAL 3

     At its meeting on September 27-28, 2007, the Board, including all the Independent Trustees, approved the proposed amendments to the Advisory Agreement with respect to the Funds under Proposal 3.

     The Board, including the Independent Trustees, is responsible for selecting JHF II's investment adviser, approving the Adviser's selection of Fund subadvisers and approving JHF II's advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHF II's advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHF II and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

  1. the nature, extent and quality of the services to be provided by the Adviser and by the subadvisers to the Funds;
  2. the investment performance of the Funds and their subadviser;
  3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;
  4. the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser's relationship with JHF II; and
  5. comparative services rendered and comparative advisory and subadvisory fee rates.

     The Board believes that information relating to all these factors is relevant to its evaluation of JHF II's advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of JHF II's "manager-of-managers" advisory structure, the costs of the services to be provided and the profits to be realized by such unaffiliated subadvisers from their relationship with JHF

II, generally, are not a material factor in the Board's consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

     The Board approved the annual continuation of the Advisory Agreement with respect to each of the Funds at its meeting on June 8, 2007. A discussion of the basis of the Board's approval of the Advisory Agreement and the factors considered by the Board at that meeting is available in JHF II's annual report to shareholders for the fiscal year ended August 31, 2007. A copy of the report may be obtained by calling 1-800-225-5291 (TDD - 1-800-554-6713) or by writing to JHF II at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon Shone.

     In approving each of the amendments to the Advisory Agreement, the Board noted the skill and competency of the Adviser in its past management of JHF II's affairs and subadvisory relationships, the qualifications of the Adviser's personnel who perform services for JHF II and the Funds, including those who serve as officers of JHF II, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Funds and concluded that the Adviser may reasonably be expected ably to perform its services under the Advisory Agreement as proposed to be amended.

     Specific factors considered by the Board in approving Proposals 2(a) and 2(b) are set forth below.

     Proposal 3(a). The Board considered with respect to Proposal 3(a) that the transfer to a new Service Agreement with the Adviser of the non-advisory services currently performed by the Adviser under the Advisory Agreement would not result in any change in the level and quality of such services provided to the Funds, would provide flexibility in making future adjustments to such services without the expense of obtaining shareholder approval and would not result, without further Board approval, in any material increase in the costs to the Funds of the Adviser's provision of such services.

     Proposal 3(b). The Board considered with respect to Proposal 3(b) the benefit to each Lifestyle Portfolio of having a different advisory fee on Affiliated Fund Assets than on Other Assets. The Board noted that the Adviser currently receives an advisory fee at the underlying fund level with respect to Affiliated Fund Assets but would not receive any comparable compensation with respect to investments in Other Assets, and that it was reasonable to provide for such compensation in view of the services to be provided by the Adviser. The Board also noted that providing the Adviser with the ability to invest in both Affiliated Fund Assets and Other Assets as deemed appropriate by the Adviser was a benefit to each Fund. Although the advisory fee with respect to investments in Other Assets will increase, the increase is expected to be offset in whole or in part by a decrease in underlying fund expenses.

             DESCRIPTION OF CURRENT AND AMENDED ADVISORY AGREEMENTS

     The following is a summary of the terms of the current Advisory Agreement and the Advisory Agreement as proposed to be amended pursuant to Proposals 3(a) and 3(b). Except for the proposed amendments discussed above, the terms of the current Advisory Agreement and the amended Advisory Agreement are identical. The description below is qualified by reference to the form of the Advisory Agreement which is included as Appendix G to this Proxy Statement and which is marked to show changes resulting from amendments under Proposals 3(a) and 3(b).

     Duties of the Adviser. Under the current and amended Advisory Agreements, the Adviser administers the business and affairs of JHF II and the Funds and retains and compensates subadvisers that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Adviser. In this connection, the Adviser: (i) monitors the compliance of the subadvisers with the investment objectives and policies of the Funds; (ii) reviews the performance of the subadvisers; and (iii) reports periodically on such performance to the Board.

     Compensation. Under the current and amended Advisory Agreements, the Adviser receives, as compensation for its services, a fee from JHF II computed separately for each Fund. The amount of the advisory fee for most Funds is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate for a Fund is calculated each day by applying annual percentage rates (including breakpoints) for a Fund to applicable portions (as determined by breakpoints) of "Aggregate Net Assets" and dividing the sum of the amounts so determined by Aggregate Net Assets. The term "Aggregate Net Assets" includes the net assets of the Fund and may include as well the net assets of one or more other funds managed by the Adviser and the same subadviser, but only for the period during which the subadviser for the Fund also serves as the subadviser for such other fund(s). The annual percentage rates for the advisory fees for the Funds are set forth in Appendix I to this Proxy Statement.

     The annual percentage rates for the advisory fees for the Funds are the same under both agreements for all Funds except the Lifestyle Portfolios. The advisory fee rates for these Funds are proposed to be restructured as described in Proposal 3(b).

     Expenses Paid by JHF II. Under the current Advisory Agreement, JHF II is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or subadvisers have agreed to pay pursuant to the Advisory Agreement or any of the subadvisory agreements. Expenses borne by JHF II include:

  o reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to JHF II;
  o charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by JHF II;
  o   brokers' commissions;
  o issue and transfer taxes on securities transactions to which JHF II is a party;
  o   taxes and fees payable by JHF II;
  o legal fees and expenses in connection with the affairs of JHF II, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and
  o costs for printing annual and semi annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including variable contract owners).

     Under the amended Advisory Agreement, for Funds that approve Proposal 3(a), the administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions performed by the Adviser under the current Advisory Agreement will be transferred to and performed by the Adviser under the new Service Agreement. Under the Service Agreement, JHF II will continue to reimburse the Adviser for its expenses attributable to performing these services.

     Liability of the Adviser. The Advisory Agreement provides that the Adviser will not be liable to JHF II or its shareholders for losses resulting from the Adviser's acts or omissions in the performance of its duties in the absence of:
(i) willful misfeasance, bad faith, or gross negligence on the part of the Adviser; (ii) reckless disregard by the Adviser of its duties; or (iii) a breach of fiduciary duty by the Adviser with respect to the receipt of compensation for services (subject to the limitations of Section 36(b) of the 1940 Act).

     Term of the Advisory Agreement. The term of the current and the amended Advisory Agreements will initially continue in effect as to a Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a Majority of the Outstanding Voting Securities of that Fund. In either event, such continuance shall also be approved by the vote of the majority of the Independent Trustees.

     Any required shareholder approval of any continuance of the current or amended Advisory Agreement shall be effective with respect to any Fund if a Majority of the Outstanding Voting Securities of that Fund votes to approve such continuance even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of: (a) any other Fund affected by the Agreement; or (b) all of the Funds of JHF II.

     Failure of Shareholders to Approve Continuance. If the outstanding voting securities of any Fund fail to approve any continuance of the current or amended Advisory Agreement, the Adviser may continue to act as investment adviser with respect to such Fund pending the required approval of the continuance of such agreement or a new agreement with the Adviser or a different adviser, or other definitive action. The compensation received by the Adviser during such period will be no more than: (a) its actual costs incurred in furnishing investment advisory and management services to such Fund; or (b) the amount it would have received under the Advisory Agreement in respect of such Fund, whichever is less.

     Termination of the Agreement. The current and the amended Advisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to such agreement. The following parties may terminate the agreement:

  o  the Trustees of JHF II;
  o a Majority of the Outstanding Voting Securities of JHF II, or with respect to any Fund, a Majority of the Outstanding Voting Securities of such Fund; and
  o  the Adviser.

The Advisory Agreement will automatically terminate in the event of its assignment.

     Amendments to the Agreement. The current and the amended Advisory Agreements may be amended by the parties thereto provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of JHF II and by the vote of a majority of the Trustees of JHF II, including a majority of the Independent Trustees.

     Any required shareholder approval of any amendment shall be effective with respect to any Fund if a Majority of the Outstanding Voting Securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a Majority of the Outstanding Voting Securities of: (a) any other Fund affected by the amendment; or (b) all the Funds of JHF II.

     Pursuant to an order received from the SEC, the Adviser is permitted from time to time, without the expense and delays associated with JHF II's obtaining shareholder approval, to enter into and change the terms (including subadvisory fees) of subadvisory agreements with Fund subadvisers that are not affiliates of the Adviser.


                                   PROPOSAL 4

                        APPROVAL OF AMENDED AND RESTATED
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Introduction

     JHF II has adopted  investment  policies for each of the Funds.  Investment policies that can only be changed by a vote of shareholders are considered "fundamental." The 1940 Act requires that certain policies, including those dealing with industry concentration, diversification, borrowing money, underwriting securities of other issuers, purchasing or selling real estate or commodities, making loans and the issuance of senior securities be fundamental. The Board may elect to designate other policies as fundamental. All of JHF II's fundamental policies are referred to as investment restrictions.

     Shareholders of each Fund are being asked to approve amendments amending and restating the fundamental investment restrictions that apply to that Fund. The amendment to each investment restriction is set forth in a separate proposal below (Proposals 4(a) - 4(h)), and the Funds that will vote on each proposal are identified under the caption for that proposal. For each proposal, the term "Funds" refers to the Funds voting on the particular proposal.

     The Adviser has reviewed each of the current investment restrictions and has recommended to the Board that they be amended and restated. The primary purpose of the proposed amendments is to conform and standardize the investment restrictions that apply and are expected to apply to the Funds of JHF II and other funds in the John Hancock Fund Complex. Standardizing the investment restrictions among the funds of the Fund Complex is expected to facilitate more effective management of the funds by the Adviser and the subadvisers, enhance monitoring compliance with applicable restrictions and eliminate conflicts among comparable restrictions resulting from minor variations in their terms. In addition, to reflect changes over time in industry practices and regulatory requirements, the proposed amendments are intended to update those fundamental restrictions that are more restrictive than are required under the federal securities laws or that are no longer required. The proposed amendments are also intended to simplify JHF II's fundamental restrictions and to incorporate maximum flexibility that will permit the investment restrictions to accommodate future regulatory changes without the need for further shareholder action.

     The proposed amendments are not expected to have any material effect on the manner in which any Fund is managed or on its current principal investment objective. Certain of the proposed changes may result in an increase in the level of investment risk associated with an investment in the Funds. Such increased investment risk, if any, is discussed below under the relevant proposal.

     The Board has concluded that the proposed amendments to the investment restrictions are appropriate and will benefit the Funds and their shareholders. The Board unanimously recommends that shareholders of each Fund approve the proposed amendments applicable to that Fund.

     If approved by shareholders of a Fund, each amended investment restriction will become effective as to that Fund when JHF II's prospectus and/or statement of additional information are revised or supplemented to reflect the amendment. If a proposed amendment is not approved by shareholders of a Fund, JHF II's current investment restriction will remain in effect as to that Fund.

     Required Vote. Shareholders of each Fund will vote separately on each proposed amendment that applies to that Fund. As to any Fund, approval of each of Proposals 4(a) - 4(h) will require the affirmative vote of a Majority of the Outstanding Voting Securities of that Fund.


                                  PROPOSAL 4(a)

            AMENDED FUNDAMENTAL RESTRICTION RELATING TO CONCENTRATION

    (All Funds Except the Health Sciences Fund, Real Estate Securities Fund,
      Utilities Fund, Natural Resources Fund, Real Estate Equity Fund and
                            Global Real Estate Fund)

     Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be "concentrated" in that industry.

     JHF II's current investment restriction relating to concentration states that each Fund will not:

          Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U.S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Fund, Real Estate Securities Fund, Utilities Fund, Natural Resources Fund, Real Estate Equity Fund and Global Real Estate Fund. (The Funds and Portfolios have determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Fund.)

          -The Natural Resources Fund will concentrate its assets in securities of issuers in natural resource-related companies worldwide.

          -For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

          -For purposes of the concentration policy the Lifestyle Portfolios, Absolute Return Portfolio, Lifecycle Portfolios and any other fund of funds will look through to the portfolio holdings of the Underlying Funds in which they invest and will aggregate the holdings of the Underlying Funds to determine concentration in a particular industry in accordance with the above policy. For purposes of this policy only those Underlying Funds that are part of the John Hancock family of funds will be aggregated; the Lifestyle Portfolios, Absolute Return Portfolio, Lifecycle Portfolios and any other fund of funds will not aggregate underlying fund holdings, if any, in non-John Hancock funds.

     Under the proposed amendment, the restriction with respect to concentration will provide as follows:

          Each Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     The proposed amendment will not affect the concentration policies of the following Funds that are excluded by name from the current investment restriction and are not voting with respect to the proposed amendment: the Global Real Estate Fund, Health Sciences Fund, Natural Resources Fund, Real Estate Securities Fund, Real Estate Equity Fund and Utilities Fund.

     Discussion of Proposed Amendment. The proposed amendment permits investment in an industry up to the most recently prescribed limits under the 1940 Act and related regulatory interpretations. In addition, the proposed amendment is expected to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restriction with respect to concentration. Each Fund currently has, and will continue to have, a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry. As noted, the 1940 Act does not define what constitutes "concentration" in an industry, but the SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Funds' proposed fundamental restriction is consistent with this interpretation.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 4(a).


                                  PROPOSAL 4(b)

           AMENDED FUNDAMENTAL RESTRICTION RELATING TO DIVERSIFICATION

   (All Funds except the Absolute Return Portfolio, Core Equity Fund, Dynamic Growth Fund, Financial Services Fund, Global Bond Fund, Global Real Estate Fund,
 Growth Opportunities Fund, Growth Fund, Health Sciences Fund, Intrinsic Value Fund, Lifecycle Portfolios, Lifestyle Portfolios, Natural Resources Fund, Real
   Estate Securities Fund, Real Return Bond Fund, Utilities Fund, U.S. Global
                    Leaders Fund and U.S. Multi Sector Fund)

     Section 5(b)(1) of the 1940 Act sets forth the requirements that must be met for an investment company to be diversified. Section 13(a)(1) of the 1940 Act provides that an investment company may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of its outstanding voting securities.

     A diversified fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, a diversified fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. Under the 1940 Act, these restrictions do not apply to U.S. government securities, securities of other investment companies, cash and cash items.

     JHF II's current investment restriction relating to diversification states that each Fund will not:

          Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund or Portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the Fund or Portfolio, except that up to 25% of the value of each Fund or Portfolio's total assets may be invested without regard to these restrictions. The Global Real Estate Fund, Absolute Return Portfolio, Lifecycle Portfolios, Core Equity Fund, U.S. Global Leaders Growth Fund, Utilities Fund, Health Sciences Fund, Global Bond Fund, Real Estate Securities Fund, Natural Resources Fund, Real Return Bond Fund, Financial Services Fund, Growth Fund, Intrinsic Value Fund, U.S. Multi Sector Fund, Growth Opportunities and Lifestyle Portfolios are not subject to these restrictions.

     Under  the   proposed   amendment,   the   restriction   with   respect  to
diversification will provide as follows:

          Each Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Amendment. The proposed amendment modifies each Fund's fundamental investment restriction regarding the Fund's classification as a "diversified" fund under the 1940 Act to rely on the definition of the term "diversified" in the 1940 Act rather than stating the relevant limitations expressed under current law. By relying on the definition of the term "diversified," the proposed amendment also clarifies that securities issued by other investment companies are not subject to the fundamental restriction regarding portfolio diversification. In addition, the proposed amendment is expected to reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to diversification.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 4(b).


                                  PROPOSAL 4(c)

              AMENDED FUNDAMENTAL RESTRICTION RELATING TO BORROWING

                                   (All Funds)

     Under Section 18(f)(1) of the 1940 Act, a fund may not borrow money, except as expressly permitted by Section 18. Sections 8(b)(1)(B) and 13(a)(2) of the 1940 Act together require that JHF II have a fundamental investment restriction addressing borrowing for each of the Funds. Generally, a fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow an additional 5% of its total assets for temporary purposes from any other person.

     JHF II's current investment restriction relating to borrowing states that each Fund will not:

          Borrow money, except that each Fund or Portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the Fund or Portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings), and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

     Under the proposed amendment, the restriction with respect to borrowing will provide as follows:

          Each Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Amendment. Under the proposed amendment, a Fund's ability to borrow money is not subject to the limitation included in the current investment restriction that a Fund may borrow only for temporary or emergency purposes (not for leverage). To the extent a Fund borrows money, positive or negative performance by the Fund's investments may be magnified. Therefore, borrowed money creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. In the same manner as the current investment restriction, the proposed borrowing restriction would provide the Funds with borrowing flexibility by permitting them to engage in transactions that technically could constitute a borrowing, such as reverse repurchase agreements and mortgage dollar rolls, but which have been permitted by the SEC and its staff, subject to the satisfaction of certain conditions designed to reduce or eliminate the leveraging effects of such transactions. However, under the proposed amendment, a Fund would not have to determine whether a particular transaction is "similar" to a reverse repurchase agreement or mortgage dollar roll. To the extent a Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. The proposed amendment also conforms JHF II's investment restriction relating to borrowing to a format that is expected to become standard for the funds in the John Hancock Fund Complex.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 4(c).


                                  PROPOSAL 4(d)

            AMENDED FUNDAMENTAL RESTRICTION RELATING TO UNDERWRITING

                                   (All Funds)

     Sections 8(b)(1)(D) and 13(a)(2) of the 1940 Act together require that JHF II have an investment restriction addressing the underwriting of securities for each of the Funds. Section 12(c) of the 1940 Act prohibits those Funds that are diversified investment companies from making any underwriting commitments in excess of limits set forth in that Section. None of the Funds intends to enter into formal underwriting commitments. Certain Funds may acquire restricted securities (i.e., securities that may be sold only if registered under the Securities Act of 1933, as amended (the "1933 Act"), or pursuant to an exemption from registration such as that provided by Rule 144A). These acquisitions, however, are not deemed to be underwriting commitments within the meaning of
Section 12(c).

     JHF II's current investment restriction relating to underwriting states that each Fund will not:

          Underwrite securities of other issuers except insofar as the Fund or Portfolio may be considered an underwriter under the 1933 Act in selling Fund or Portfolio securities.

     Under the proposed amendment, the restriction with respect to underwriting will provide as follows:

          Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

     Discussion of Proposed Amendment. The amendment revises the current investment restriction without making any material change and will conform JHF II's restriction to a format that is expected to become standard for the funds in the John Hancock Fund Complex.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 4(d).


                                  PROPOSAL 4(e)

             AMENDED FUNDAMENTAL RESTRICTION RELATING TO REAL ESTATE

                                   (All Funds)

     Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require JHF II to have an investment restriction governing the purchase or sale of real estate for each of the Funds. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly.

     JHF II's current investment restriction relating to real estate states that each Fund will not:

          Purchase or sell real estate, except that each Fund or Portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the Funds or Portfolios other than the Money Market Fund may invest in mortgages and mortgage-backed securities.

     Under the proposed amendment, the restriction with respect to real estate will provide as follows:

          Each Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

     Discussion of Proposed Amendment. The current restriction permits Funds other than the Money Market Fund to invest directly in securities issued by companies investing in real estate and interests in real estate as well as in mortgages and mortgage-backed securities. The proposed amendment permits the Money Market Fund as well as the other Funds to invest in such securities and defines such securities more broadly. The proposal also permits each Fund to hold and to sell real estate acquired as a result of the Fund's ownership of securities. The amendment will conform JHF II's investment restriction with respect to real estate to a format that is expected to become standard for the funds in the John Hancock Funds Complex.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 4(e).


                                  PROPOSAL 4(f)

             AMENDED FUNDAMENTAL RESTRICTION RELATING TO COMMODITIES

                                   (All Funds)

     Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require that JHF II have an investment restriction dealing with the purchase or sale of commodities for each of the Funds. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under certain circumstances, also be considered to be commodities. Mutual funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

     JHF II's current investment restriction relating to commodities states that each Fund will not:

          Purchase or sell commodities or commodity contracts, except that each Fund or Portfolio other than the Money Market Fund may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each Fund or Portfolio other than the Money Market Fund and U.S. Government Securities Fund may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

          The Absolute Return Portfolio and Lifecycle Portfolios may purchase or sell commodities or commodity contracts, except that the Portfolios may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and the Portfolios may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The Absolute Return Portfolio and Lifecycle Portfolios may also without limitation purchase and sell futures contracts, options on futures contracts, and options linked to commodities of all types, including physical commodities, and may enter into swap contracts and any other commodity-linked derivative instruments including those linked to physical commodities. Additionally, the Absolute Return Portfolio and Lifecycle Portfolios indirectly may invest in commodities, including physical commodities, by investing in other investment companies and/or other investment vehicles that invest entirely or substantially in commodities and/or commodity-linked investments.

     Under the proposed amendment, the restriction with respect to commodities will provide as follows:

          Each Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Amendment. The present restriction does not permit the Funds to purchase physical commodities. Under the proposed amendment, each Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. As a result, if this proposal is approved by shareholders of a Fund, the Fund would have the flexibility to invest in physical commodities and contracts related to physical commodities to the extent the Adviser and the Board determine such investments could assist a Fund in achieving its investment objective and are consistent with the best interests of the Fund's shareholders.

     If a Fund were to invest in a physical commodity or a contract related to a physical commodity, it would be subject to the additional risks of such an investment. These may include price volatility, relative illiquidity and market speculation by other investors in such commodity or related contracts. The proposed amendment also permits the Funds to invest in securities, derivatives and other instruments backed by or linked to commodities of all types including physical commodities, other investment companies and other investment vehicles that invest in commodities or commodity linked investments. Thus, the Funds would have additional flexibility to invest in all types of financial instruments that are considered to be commodities. In addition, the proposed amendment is intended to reduce administrative burdens by simplifying and making uniform the investment restriction with respect to commodities that applies to the Funds.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 4(f).


                                  PROPOSAL 4(g)

                AMENDED FUNDAMENTAL RESTRICTION RELATING TO LOANS

                                   (All Funds)

     Sections 8(b)(1)(G) and 13(a)(2) of the 1940 Act together require that JHF II have an investment restriction governing the making of loans to other persons for each of the Funds. In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements).

     JHF II's current investment restrictions relating to loans state that each Fund will not:

          Lend money to other persons, except by the purchase of obligations in which the Fund or Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency, futures transactions and hedging and other strategic transactions will not be deemed to involve the lending of money;

          or

          Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency, futures transactions and hedging and other strategic transactions will not be deemed to involve loans of securities.

     Under the proposed amendment, the restriction with respect to loans will provide as follows:

          Each Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Amendment. The proposed amendment would allow each Fund to lend money and other assets - thus becoming a creditor - to the full extent permitted under the 1940 Act. Thus, the Funds would continue to be able to engage in the types of transactions presently permitted by the current restrictions, such as securities loans and repurchase agreements, as well as to engage in other activities that could be deemed to be lending, such as the acquisition of loans, loan participations and other forms of debt instruments. Loans and debt instruments involve the risk that the party responsible for repaying a loan or paying the principal and interest on a debt instrument will not meet its obligation. The proposed amendment is also intended to conform JHF II's fundamental restriction with respect to loans to a format that is expected to become standard for the funds in the John Hancock Fund Complex.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 4(g).


                                  PROPOSAL 4(h)

          AMENDED FUNDAMENTAL RESTRICTION RELATING TO SENIOR SECURITIES

                                   (All Funds)

     Under Section 18(f)(1) of the 1940 Act, a fund may not issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over shares of the fund with respect to the distribution of its assets or the payment of dividends. Sections 8(b)(1)(C) and 13(a)(2) of the 1940 Act together require that JHF II have a fundamental restriction addressing senior securities for each of the Funds. SEC staff interpretations permit a fund, under certain conditions, to engage in a number of types of transactions that might otherwise be considered to create senior securities, including short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions).

     JHF II's current investment restriction relating to senior securities states that:

          A Fund or Portfolio may not issue senior securities, except to the extent that the borrowing of money in accordance with [the restriction on borrowing set forth in Proposal 3(c) above] may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.)

     Under the proposed amendment, the restriction with respect to senior securities will provide as follows:

          Each Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Amendment. The proposed amendment permits the Funds to issue senior securities in accordance with the most recent regulatory requirements, or, provided certain conditions are met, to engage in the types of transactions that have been interpreted by the SEC staff as not constituting the issuance of senior securities. Such transactions include covered reverse repurchase transactions, futures, permitted borrowings, short sales and other strategies. The proposed amendment is also intended to conform JHF II's fundamental restriction with respect to senior securities to a format that is expected to become standard for the funds in the John Hancock Fund Complex.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 4(h).

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of PricewaterhouseCoopers LLP ("PwC"), 125 High Street, Boston, Massachusetts 02110, has been selected as the independent registered public accounting firm for JHF II for the fiscal year ending August 31, 2007 and served as such for the fiscal period beginning with the commencement of operations of JHF II on October 15, 2005 and ending on August 31, 2006 (the "Reporting Period"). The independent registered public accounting firm examines annual financial statements for JHF II, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to JHF II. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

     Audit Fees. These fees represent aggregate fees billed for the Reporting Period for professional services rendered by PwC for the audit of JHF II's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such period. For the Reporting Period, PwC billed $1,346,000 for such professional services.

     Audit-Related Fees. These fees represent the aggregate fees billed for the Reporting Period for assurance and related services by PwC that are reasonably related to the performance of the audit of JHF II's financial statements and are not reported under "Audit Fees," above. Such fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts and fund merger audit services. For the Reporting Period, PwC billed $629,000 for such professional services.

     Tax Fees. These fees represent aggregate fees billed for the Reporting Period for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of JHF II's federal and state income tax returns, excise tax calculations and returns and a review of JHF II's calculations of capital gain and income distributions. For the Reporting Period, PwC billed $374,000 for such professional services.

     All Other Fees. These fees relate to products and services provided by PwC other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees" above. For the Reporting Period, there were no "other fees" billed by PwC.

     The SEC's auditor independence rules require the Audit Committee of the Board to pre-approve: (a) all audit and permissible non-audit services provided by JHF II's independent registered public accounting firm directly to JHF II; and (b) those permissible non-audit services provided by JHF II's independent registered public accountants to the Adviser (not including any subadviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to JHF II (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of JHF II. The Audit Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit
services  by  the  Trust's   independent   registered   public  accounting  firm
("Auditor"). The procedures are designed to assure that these services do not impair the Auditor's independence. The procedures also require the Audit Committee to pre-approve non-audit services provided by the Auditor to Manulife Financial Corporation (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of the Trust, as further assurance that such services do not impair the Auditor's independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved ("general pre-approval"); or (2) proposed services will require specific pre-approval ("specific pre-approval"). Unless a type of service provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. The procedures describe the audit, audit-related, tax and all other services that have been pre-approved by the Audit Committee. The Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Audit Committee may delegate pre-approval authority to its chairperson or any other member or members. The procedures identify as prohibited services those services which, if performed by the Auditor, would result in the Auditor losing its independence.

     During the Reporting Period, PwC billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor's independence. For the Reporting Period, there were no non-audit fees billed by PwC for services rendered to either JHF II or the Affiliated Service Providers.


                                  OTHER MATTERS

     The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     JHF II is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHF II must be received by JHF II a reasonable time before JHF II's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                        BY ORDER OF THE BOARD OF TRUSTEES

November 9, 2007
Boston, Massachusetts


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE.

                                   APPENDICES





                               PROXY STATEMENT OF
                              JOHN HANCOCK FUNDS II



                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 8, 2008




                                November 9, 2007




Appendix A  Outstanding Shares and Share Ownership
Appendix B  Procedures for the Selection of Independent Trustees
Appendix C  Declaration of Trust
Appendix D  Form of LLC Agreement
Appendix E  Comparison of Massachusetts and Delaware Governing Instruments and
             State Laws
Appendix F  Form of Plan of Conversion
Appendix G Advisory Agreement Marked to Show Changes from Proposal 3 Amendments Appendix H Additional Information About the Adviser and the Advisory Agreement Appendix I Advisory Fee Schedules and Comparable Funds Managed by the Adviser Appendix J Form of Service Agreement

                                                                      APPENDIX A


                     OUTSTANDING SHARES AND SHARE OWNERSHIP

     As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to each class of shares of a Fund, and the percentage ownership thereof by JHLICO (U.S.A.), JHLICO New York and collectively by the Lifestyle Portfolios, the Lifecycle Portfolios and the Absolute Return Portfolio (the "Funds of Funds") are set forth below. Only those Funds having shares of one or more classes outstanding as of the Record Date are included in the table.

----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
                                                                    Percentage of         Percentage of         Percentage of
Fund                             Share          Number of          Shares held by         Shares held by      Shares held by the
                                 Class        Eligible Votes        JHLICO U.S.A.        JHLICO New York       Funds of Funds*
----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Absolute Return Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Active Bond Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
All Cap Core Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
All Cap Growth Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
All Cap Value Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Blue Chip Growth Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Capital Appreciation Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Core Bond Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Core Equity Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Emerging Growth Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Emerging Markets Value Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Emerging Small Company Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------

----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
                                                                    Percentage of         Percentage of         Percentage of
Fund                             Share          Number of          Shares held by         Shares held by      Shares held by the
                                 Class        Eligible Votes        JHLICO U.S.A.        JHLICO New York       Funds of Funds*
----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Equity-Income Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Fundamental Value Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Global Bond Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Global Real Estate Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
High Income Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
High Yield Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Income Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Index 500 Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Income & Value Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
International Equity Index
Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
International Opportunities
Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
International Small Cap Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
International Small Company
Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
International Value Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Investment Quality Bond Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Large Cap Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------

----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
                                                                    Percentage of         Percentage of         Percentage of
Fund                             Share          Number of          Shares held by         Shares held by      Shares held by the
                                 Class        Eligible Votes        JHLICO U.S.A.        JHLICO New York       Funds of Funds*
----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Large Cap Value Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifecycle 2010 Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifecycle 2015 Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifecycle 2020 Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifecycle 2025 Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifecycle 2030 Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifecycle 2035 Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifecycle 2040 Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifecycle 2045 Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifecycle Retirement
Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifestyle Aggressive
Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifestyle Balanced
Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifestyle Conservative
Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifestyle Growth  Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Lifestyle Moderate
Portfolio


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Mid Cap Index Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------

----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
                                                                    Percentage of         Percentage of         Percentage of
Fund                             Share          Number of          Shares held by         Shares held by      Shares held by the
                                 Class        Eligible Votes        JHLICO U.S.A.        JHLICO New York       Funds of Funds*
----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Mid Cap Intersection Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Mid Cap Stock Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Mid Cap Value Equity Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Mid Cap Value Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Mutual Shares Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Natural Resources Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Quantitative All Cap Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Quantitative Mid Cap Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Quantitative Value Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Real Estate Equity Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Real Estate Securities Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Real Return Bond Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Small Cap Index Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Small Cap Opportunities Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Small Cap Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------

----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
                                                                    Percentage of         Percentage of         Percentage of
Fund                             Share          Number of          Shares held by         Shares held by      Shares held by the
                                 Class        Eligible Votes        JHLICO U.S.A.        JHLICO New York       Funds of Funds*
----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Small Company Growth Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Small Company Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Small Company Value Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Special Value Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Spectrum Income Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Strategic Bond Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Strategic Income Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Total Bond Market Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Total Return Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
U.S. Global Leaders Growth
Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
U.S. Government Securities
Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
U.S. High Yield Bond Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
U.S. Multi Sector Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Value & Restructuring Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Value Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
Vista Fund


----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------

----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------
                                                                    Percentage of         Percentage of         Percentage of
Fund                             Share          Number of          Shares held by         Shares held by      Shares held by the
                                 Class        Eligible Votes        JHLICO U.S.A.        JHLICO New York       Funds of Funds*
----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------

----------------------------- ------------- ------------------- ---------------------- --------------------- ---------------------

*Represents the aggregate percentage ownership of the Lifestyle Portfolios, the Lifecycle Portfolios and the Absolute Return Portfolio.

     Set forth below for each Fund is information as to those shareholders, if any, known by JHF II, to own beneficially 5% or more of the outstanding shares of any class of shares of the Fund as of the Record Date.

                       [ TO BE INSERTED AFTER RECORD DATE]





     As of the Record Date, the Trustees and officers of JHF II, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of any of the Funds.

                                                                      APPENDIX B


                           PROCEDURES OF THE TRUST FOR
                      THE SELECTION OF INDEPENDENT TRUSTEES
                           (As adopted March 23, 2007)

                        Review of Shareholder Nominations

     Shareholder nominations may be submitted to the Secretary of the Trust who will then forward the nominations to the Chairman of the Nominating Committee. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of its designated nominees, the candidate's name will be placed on the Trust's proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust's proxy statement.

     As noted in Exhibit A, while the re-nomination of existing Trustees will not be viewed as automatic, the Nominating Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the "Statement of Policy on Criteria for Selecting Independent Trustees" set forth in Annex A to Exhibit A. Consequently, while the Nominating Committee will consider nominees recommended by shareholders to serve as trustees, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board, or the Nominating Committee determines that the selection of a new or additional Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in the Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in Exhibit A.

                                    Exhibit A

            Procedures for the Selection of New Independent Trustees

(1) The Nominating Committee shall consider recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, the Company's legal counsel, community leaders and members of management. The Nominating Committee may retain a professional search firm or a consultant to assist the Nominating Committee in a search for a qualified candidate.

(2) A biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate's eligibility to serve as an Independent Trustee.

(3) The Nominating Committee will select Independent Trustee candidates in accordance with its Statement of Policy on Criteria for Selecting Independent Trustees (attached hereto as Annex A). While the re-nomination of existing
Trustees will not be viewed as automatic, the Nominating Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the Statement of Policy on Criteria for Selecting Independent Trustees. The Nominating Committee in considering the re-nomination of any existing Trustee will take into account such Trustee's performance on the Board including any Board committee.

(4) The Nominating Committee shall meet to review the materials relating to each eligible candidate and to determine whether one or more of the candidates should be interviewed in person by the Nominating Committee. If the Nominating Committee determines that any candidate should be interviewed, he or she shall be interviewed by at least a majority of the members of the Nominating Committee. After interviewing the Trustee candidate(s), the Nominating Committee shall meet to determine whether to recommend one or more of the candidates to the full Board of Trustees.

                                     Annex A

       Statement of Policy on Criteria for Selecting Independent Trustees

The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Nominating Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Nominating Committee finds that the criteria satisfied by the candidate and the candidate's other qualifications demonstrate substantially the same level of fitness to serve as an Independent Trustee.

1. The candidate should have unquestioned personal integrity and such other personal characteristics as a capacity for leadership and the ability to work well with others.

2. The candidate may not be an "interested person" (as defined in the Investment Company Act of 1940) of the Adviser, and should have no material relationship, whether business, professional, familial or other, that would create an appearance of a lack of independence in respect of the Adviser or affiliates.

3. The candidate should be willing and able to commit the time necessary for attendance at meetings and the performance of other duties of an Independent Trustee.

4. The candidate should have business, professional, academic or other experience and qualifications which demonstrate that he or she will make a valuable contribution as an Independent Trustee. In addition, the candidate should have sufficient financial or accounting knowledge to add value to the deliberations of the Independent Trustees.

5. The candidate should have experience on corporate or other institutional bodies having oversight responsibilities.

6. In addition, the Independent Trustees will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

It is the intent of the Nominating Committee that at least one Independent Trustee be an "audit committee financial expert" as that term is defined in Item 3 of Form N-CSR.

                                                                      APPENDIX C

                              DECLARATION OF TRUST

                              Amended and Restated
                       Agreement and Declaration of Trust
                                       of

                       John Hancock Funds II (the "Trust")

                              Dated August 12, 2005

     AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST amended and restated at Boston, Massachusetts this 12th day of August, 2005 by the Trustees whose signatures are affixed hereto and the holders of shares of beneficial interest issued hereunder and to be issued hereunder as hereinafter provided;

     WITNESSETH that

     WHEREAS,   the  Trustees  establish  this  Trust  for  the  investment  and reinvestment of funds contributed thereto;

     WHEREAS, the Trustees establish the Series of the Trust identified on Attachment A hereto in accordance with the provisions hereinafter set forth;

     WHEREAS,  the  Trustees  establish,   in  accordance  with  the  provisions
hereinafter set forth, the Classes identified on Attachment B hereto for each Series of the Trust herein established;

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in accordance with the provisions hereinafter set forth; and

     WHEREAS, the Trustees have agreed to manage all money and property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares in this Trust as hereinafter set forth.

                                    ARTICLE I
                              NAME AND DEFINITIONS

Section 1.1     Name.
The name of the trust created hereby is "John Hancock Funds II" and the Trustees shall administer the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2     Definitions.
Wherever they are used herein, the following terms have the following respective meanings:
     (a) "Administrator" means the party, other than the Trust, to the contract described in Section 3.3 hereof.

     (b) "By-laws" means the By-laws of the Trust referred to in Section 2.8 hereof, as amended from time to time.

     (c) "Class" means any division of Shares within a Series as may be established and designated from time to time by the Trustees pursuant to Article V hereof.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) The terms "Commission" and "Interested Person" have the meanings given them in the 1940 Act. Except as such term may be otherwise defined by the Trustees in conjunction with the establishment of any Series, the term "vote of a majority of the Outstanding Shares entitled to vote" shall have the same meaning as is assigned to the term "vote of a majority of the outstanding voting securities" in the 1940 Act.

     (f) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

     (g) "Declaration" means this Declaration of Trust as amended from time to time. References in this Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

     (h) "Distributor" means the party, other than the Trust, to the contract described in Section 3.1 hereof.

     (i) "Fund" or "Funds" individually or collectively, means the separate Series of the Trust, together with the assets and liabilities assigned thereto.

     (j) "Fundamental Restrictions" means the investment restrictions set forth in the Prospectus and Statement of Additional Information for any Series and designated as fundamental restrictions therein with respect to such Series.

     (k) "His" shall include the feminine and neuter, as well as the masculine, genders.

     (l) "Investment Adviser" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

     (m) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

     (n)  "Non-interested  Trustee"  has the  meaning  set forth in Section  4.3 hereof.

     (o) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     (p) "Prospectus" means the Prospectuses and Statements of Additional Information included in the Registration Statement of the Trust under the Securities Act of 1933, as amended, as such Prospectuses and Statements of Additional Information may be amended or supplemented and filed with the Commission from time to time.

     (q) "Series" individually or collectively means the separately managed component(s) of the Trust (or, if the Trust shall have only one such component, then that one) as may be established and designated from time to time by the Trustees pursuant to Article V hereof.

     (r) "Shareholder" means a record owner of Outstanding Shares.

     (s) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series or of any Class within any Series (as the context may require) which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

     (t) "Transfer Agent" means any Person other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

     (u) "Trust" means John Hancock Funds II.

     (v) "Trustees" means the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who now serve or may from time to time be duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as trustees hereunder.

     (w) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including but not limited to any and all assets allocated or belonging to any Series or Class thereof, as the context may require.

                                   ARTICLE II

                                    TRUSTEES

Section 2.1     General Powers.
The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

     The enumeration of any specific power herein shall not be construed as limiting the aforesaid powers. Such powers of the Trustees may be exercised without order of or resort to any court.

Section 2.2     Investments.
The Trustees shall have the power:

     (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

     (b) To invest in, hold for investment, or reinvest in, cash; securities, including common, preferred and preference stocks; warrants; subscription rights; profit-sharing interests or participations and all other contracts for or evidence of equity interests; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality; any other security, instrument or contract and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the Fundamental Restrictions be amended.

     (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any such securities, to enter into repurchase agreements, reverse repurchase agreements, firm commitment agreements, forward foreign currency exchange contracts, interest rate, mortgage, total return, credit default, currency or other swaps, and interest rate caps, floors and collars, to purchase and sell options on securities, indices, currency, swaps or other financial assets, futures contracts and options on futures contracts of all descriptions and to engage in all types of hedging, risk management or income enhancement transactions.

     (d) To exercise all rights, powers and privileges of ownership or interest in all securities and repurchase agreements included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities and repurchase agreements.

     (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash or foreign currency, and any interest therein.

     (f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; and to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

     (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

     (h) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the distribution and/or servicing of Shares.

     (i) To adopt on behalf of the Trust or any Series thereof an alternative purchase plan providing for the issuance of multiple Classes of Shares (as authorized herein at Section 5.11).

     (j) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with the aforesaid business or purposes, objects or powers.

     The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

     Notwithstanding any other provision herein, the Trustees shall have full power in their discretion as contemplated in Section 8.5, without any requirement of approval by Shareholders, to invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of any state) which is classified as a partnership or corporation for federal income tax purposes.

     The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

Section 2.3     Legal Title.
Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust or any Series of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 2.4     Issuance and Repurchase of Shares.
The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and
Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of The Commonwealth of Massachusetts governing business corporations.

Section 2.5     Delegation; Committees.
The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments, either in the name of the Trust or any Series of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

Section 2.6     Collection and Payment.
The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7     Expenses.
The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees and the officers of the Trust are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8     Manner of Acting; By-laws.
Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

     Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

Section 2.9     Miscellaneous Powers.
The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees, fill vacancies in, add to or subtract from their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property or the Trust Property of the appropriate Series of the Trust, as applicable, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, administrators, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust or any Series thereof has dealings, including the Investment Adviser, Administrator, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year and taxable year of the Trust or any Series thereof and the method by which its or their accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

Section 2.10    Principal Transactions.
Except for transactions not permitted by the 1940 Act or rules and regulations adopted, or orders issued, by the Commission thereunder, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust or any Series thereof to any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or Transfer Agent or with any Interested Person of such Person; and the Trust or a Series thereof may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11    Litigation.
The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust or any Series thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

Section 2.12    Number of Trustees.
The initial Trustees shall be the persons signing this Declaration. The number of Trustees shall be such number as shall be fixed from time to time by vote of a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than one (1).

Section 2.13    Election and Term.
Except for the Trustees named herein or appointed to fill vacancies  pursuant to
Section 2.15 hereof, the Trustees may succeed themselves and shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders on a date fixed by the Trustees. Except in the event of resignations or removals pursuant to Section 2.14 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office has been elected by Shareholders. In such event the Trustees then in office shall call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

Section 2.14    Resignation and Removal.
Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust (for purposes of determining the circumstances and procedures under which any such removal by the Shareholders may take place, the provisions of Section 16(c) of the 1940 Act (or any successor provisions) shall be applicable to the same extent as if the Trust were subject to the provisions of that Section). Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

Section 2.15    Vacancies.
The term of office of a Trustee shall terminate and a vacancy shall occur in the event of his death, retirement, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by vote of a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the vote approving the appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.15, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. The vote by a majority of the Trustees in office, fixing the number of Trustees shall be conclusive evidence of the existence of such vacancy.

Section 2.16    Delegation of Power to Other Trustees.
Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

                                   ARTICLE III

                                    CONTRACTS

Section 3.1     Distribution Contract.
The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive distribution contract or contracts providing for the sale of the Shares to net the Trust or the applicable Series of the Trust not less than the amount provided for in Section 7.1 of Article VII hereof, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

Section 3.2     Advisory or Management Contract.
The Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts or, if the Trustees establish multiple Series, separate investment advisory or management contracts with respect to one or more Series whereby the other party or parties to any such contracts shall undertake to furnish the Trust or such Series management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Advisers, or any of them, under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees. The Trustees may, in their sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval or continuance of any such investment advisory or management contract. If the Shareholders of any one or more of the Series of the Trust should fail to approve any such investment advisory or management contract, the Investment Adviser may nonetheless serve as Investment Adviser with respect to any Series whose Shareholders approve such contract. To the extent consistent with the 1940 Act and the positions of the Commission and its staff thereunder, the Trustees shall not be required to submit an investment advisory or management contract to shareholders for their approval.

Section 3.3     Administration Agreement.
The Trustees may in their discretion from time to time enter into an administration agreement or, if the Trustees establish multiple Series or Classes, separate administration agreements with respect to each Series or Class, whereby the other party to such agreement shall undertake to manage the business affairs of the Trust or of a Series or Class thereof and furnish the Trust or a Series or a Class thereof with office facilities, and shall be responsible for the ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine.

Section 3.4     Service Agreement.
The Trustees may in their discretion from time to time enter into Service Agreements with respect to one or more Series or Classes thereof whereby the other parties to such Service Agreements will provide administration and/or support services pursuant to administration plans and service plans, and all upon such terms and conditions as the Trustees in their discretion may determine.

Section 3.5     Transfer Agent.
The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with the Declaration. Such services may be provided by one or more Persons.

Section 3.6     Custodian.
The Trustees may appoint or otherwise engage one or more banks or trust companies, each having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000) to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-laws of the Trust. The Trustees may also authorize the Custodian to employ one or more sub-custodians, including such foreign banks and securities depositories as meet the requirements of applicable provisions of the 1940 Act, and upon such terms and conditions as may be agreed upon between the Custodian and such sub-custodian, to hold securities and other assets of the Trust and to perform the acts and services of the Custodian, subject to applicable provisions of law and resolutions adopted by the Trustees.

Section 3.7     Affiliations of Trustees or Officers, Etc.
The fact that:

          (i) any of the Shareholders, Trustees or officers of the Trust or any Series thereof is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 above or for services as Custodian, Transfer Agent or disbursing agent or for providing accounting, legal and printing services or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

          (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 above or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.8     Compliance with 1940 Act.
Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable Act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                   ARTICLE IV

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

Section 4.1     No Personal Liability of Shareholders, Trustees, Etc.
No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. No Trustee, officer, employee or agent of the Trust or any Series thereof shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, except to the extent arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property, or to the Trust Property of one or more specific Series of the Trust if the claim arises from the conduct of such
Trustee, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust or any Series thereof, is made a party to any suit or proceeding to enforce any such liability of the Trust or any Series thereof, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) out of the Trust Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of Trust Property of the one or more Series whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2     Non-Liability of Trustees, Etc.
No Trustee, officer, employee or agent of the Trust or any Series thereof shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3     Mandatory Indemnification.

Section 4.4
         (a)    Subject to the exceptions and limitations contained in paragraph
                (b) below:

               (i) every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Trust), to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                    (A) by the court or other body approving the settlement or other disposition;

                    (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel; or

                    (C) by a vote of a majority of the Shares outstanding and entitled to vote (excluding Shares owned of record or beneficially by such individual).

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

          (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

          (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4.3, a "Non-interested Trustee" is one who (i) is not an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

Section 4.5     No Bond Required of Trustees.
No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.6     No Duty of Investigation; Notice in Trust Instruments, Etc.
No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property, or the Trust Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property or the Trust Property of the applicable Series, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

Section 4.7     Reliance on Experts, Etc.
Each Trustee, officer or employee of the Trust or a Series thereof shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a Series thereof, upon an opinion of counsel, or upon reports made to the Trust or a Series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST

Section 5.1     Beneficial Interest.
The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest without par value. The number of such Shares of beneficial interest authorized hereunder is unlimited. The Trustees shall have the exclusive authority without the requirement of Shareholder approval to establish and designate from time to time one or more Series of Shares and one or more Classes thereof as the Trustees deem necessary or desirable. Each Share of any Series shall represent an equal proportionate Share in the assets of that Series with each other Share in that Series. Subject to the provisions of
Section 5.11 hereof, the Trustees may also authorize the creation of additional Series of Shares (the proceeds of which may be invested in separate, independently managed portfolios) and additional Classes of Shares within any Series. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split in Shares, shall be fully paid and nonassessable.

Section 5.2     Rights of Shareholders.
The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series or Class of Shares.

Section 5.3     Trust Only.
It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4     Issuance of Shares.
The Trustees in their discretion may, from time to time without a vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is suspended pursuant to Section 6.9 hereof, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares of the Trust or, if the Shares be divided into Series or Classes, of any Series or any Class thereof of the Trust, into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust or in the Trust Property allocated or belonging to such Series or Class. Contributions to the Trust or Series thereof may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1000ths of a Share or integral multiples thereof.

Section 5.5     Register of Shares.
A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as provided herein or in the By-laws, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

Section 5.6     Transfer of Shares.
Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

     Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

Section 5.7     Notices.
Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust.

Section 5.8     Treasury Shares.
Shares held in the treasury shall, until resold pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

Section 5.9     Voting Powers.
The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.13; (ii) with respect to any investment advisory contract entered into pursuant to Section 3.2 submitted to shareholders for their approval; (iii) with respect to termination of the Trust or a Series or Class thereof as provided in Section 8.2; (iv) with respect to any amendment of this Declaration to the limited extent and as provided in Section 8.3; (v) with respect to a merger, consolidation or sale of assets as provided in Section 8.4;
(vi) with respect to incorporation of the Trust to the extent and as provided in
Section 8.5; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a Series thereof or the Shareholders of either; (viii) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and (ix) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. As determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of Shareholders either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of Shares owned times net asset value per share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. The Trustees may, in conjunction with the establishment of any further Series or any Classes of Shares, establish conditions under which the several Series or Classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

Section 5.10    Meetings of Shareholders.
No annual or regular meetings of Shareholders are required. Special meetings of the Shareholders, including meetings involving only the holders of Shares of one or more but less than all Series or Classes thereof, may be called at any time by the Chairman of the Board, President, or any Vice-President of the Trust, and shall be called by the President or the Secretary at the request, in writing or by resolution, of a majority of the Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of the Trust entitled to vote at such meeting. Meetings of the Shareholders of any Series shall be called by the President or the Secretary at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of such Series of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting.

Section 5.11    Series or Class Designation.

Section 5.12
       (a) Without  limiting the  authority of the Trustees set forth in Section
5.1 to establish and designate any further Series or Classes, the Trustees hereby establish the Series identified on Attachment A hereto, each of which consists of the Classes identified on Attachment B hereto (the "Existing Series").

       (b) The Shares of the Existing Series and Classes thereof herein established and designated and any Shares of any further Series and Classes thereof that may from time to time be established and designated by the Trustees have been or shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees (unless the Trustees otherwise determine with respect to further Series or Classes at the time of establishing and designating the same) as set forth in the Prospectus and Statement of Additional Information of the Series or Class included in the Trust's Registration Statement, as amended from time to time, under the Securities Act of 1933, as amended and/or the 1940 Act; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series or Classes thereof as to investment objective, policies and restrictions, purchase price, payment obligations, distribution expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, exchange rights, and conditions under which the several Series or Classes shall have separate voting rights, all of which are subject to the limitations set forth below. All references to Shares in this Declaration shall be deemed to be Shares of any or all Series or Classes as the context may require.

       (c) As to any Existing Series and Classes herein established and designated and any further division of Shares of the Trust into additional Series or Classes, the following provisions shall be applicable:

              (i) The number of authorized Shares and the number of Shares of each Series or Class thereof that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time.

              (ii) All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

              (iii) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series or the appropriate Class or Classes thereof and all expenses, costs, charges and reserves attributable to that Series or Class or Classes thereof, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall under no circumstances be charged with liabilities attributable to any other Series or Class thereof of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series or Class of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim.

              (iv) The power of the Trustees to pay dividends and make distributions shall be governed by Section 7.2 of this Declaration. With respect to any Series or Class, dividends and distributions on Shares of a particular Series or Class may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that Series or Class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that Series or Class. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class held by such Shareholders at the time of record established for the payment of such dividends or distribution.

              (v) Each Share of a Series of the Trust or Class thereof shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class thereof shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series or Class thereof net of expenses. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series or Class thereof, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series or Class thereof of the Trust, Shareholders of such Series or Class thereof shall be entitled to receive a pro rata share of the net assets of such Series. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

              (vi) On each matter submitted to a vote of Shareholders, all Shares of all Series and Classes shall vote as a single class; provided, however, that (1) as to any matter with respect to which a separate vote of any Series or Class is required by the 1940 Act or is required by attributes applicable to any Series or Class or is required by any Rule 12b-1 plan, such requirements as to a separate vote by that Series or Class shall apply, (2) to the extent that a matter referred to in clause
       (1) above, affects more than one Class or Series and the interests of each such Class or Series in the matter are identical, then, subject to clause (3) below, the Shares of all such affected Classes or Series shall vote as a single Class; (3) as to any matter which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote; and
       (4) the provisions of the following sentence shall apply. On any matter that pertains to any particular Class of a particular Series or to any Class expenses with respect to any Series which matter may be submitted to a vote of Shareholders, only Shares of the affected Class or that Series, as the case may be, shall be entitled to vote except that: (i) to the extent said matter affects Shares of another Class or Series, such other Shares shall also be entitled to vote, and in such cases Shares of the affected Class, as the case may be, of such Series shall be voted in the aggregate together with such other Shares; and (ii) to the extent that said matter does not affect Shares of a particular Class of such Series, said Shares shall not be entitled to vote (except where otherwise required by law or permitted by the Trustees acting in their sole discretion) even though the matter is submitted to a vote of the Shareholders of any other Class or Series.

              (vii) Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, payment obligations, limitations and rights, including voting and dividend rights, of each Class and Series of Shares. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to convert or exchange said Shares into Shares of one or more Series or Classes of Shares in accordance with such requirements, conditions and procedures as may be established by the Trustees.

              (viii) At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may abolish that Series or Class and the establishment and designation thereof.

Section 5.13
Assent to Declaration of Trust. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

Section 6.1     Redemption of Shares.

Section 6.2
       (a) All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust. The Trust may require any Shareholder to pay a sales charge to the Trust, the underwriter, or any other person designated by the Trustees upon redemption or repurchase of Shares in such amount and upon such conditions as shall be determined from time to time by the Trustees.

       (b) The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective Prospectus.

Section 6.3     Price.
Shares shall be redeemed at a price based on their net asset value determined as set forth in Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application. The amount of any contingent deferred sales charge or redemption fee payable upon redemption of Shares may be deducted from the proceeds of such redemption.

Section 6.4     Payment.
Payment of the redemption price of Shares of the Trust or any Series or Class thereof shall be made in cash or in property to the Shareholder at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective Prospectus(es), subject to the provisions of Section 6.4 hereof. Notwithstanding the foregoing, the Trustees may withhold from such redemption proceeds any amount arising (i) from a liability of the redeeming Shareholder to the Trust or (ii) in connection with any Federal or state tax withholding requirements.

Section 6.5     Effect of Suspension of Determination of Net Asset Value.
If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value with respect to Shares of the Trust or of any Series or Class thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust or a Series or Class thereof shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any Share certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

Section 6.6     Repurchase by Agreement.
The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

Section 6.7     Redemption of Shareholder's Interest.
The Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of one or more Series or Class thereof held by any Shareholder if the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees, or, to the extent consistent with the 1940 Act, the Trustees determine that redemption of a Shareholder's interest in the Trust or a Series is in the best interests of the applicable Series.

Section 6.8 Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holdings.

Section 6.9
       (a) If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify the Trust or any Series of the Trust as a regulated investment company under the Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust or any Series of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust or any Series of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust or any Series of the Trust to any Person whose acquisition of the Shares or other securities of the Trust or any Series of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

       (b) The holders of Shares or other securities of the Trust or any Series of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust or any Series of the Trust as the Trustees deem necessary to comply with the provisions of the Code or to comply with the requirements of any other taxing authority.

Section 6.10 Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula.
The Trust may also reduce the number of outstanding Shares of the Trust or of any Series of the Trust pursuant to the provisions of Section 7.3.

Section 6.11    Suspension of Right of Redemption.
The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust or a Series thereof of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust or a Series thereof fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in clauses (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

Section 7.1     Net Asset Value.
The net asset value of each outstanding Share of the Trust or of each Series or Class thereof shall be determined on such days and at such time or times as the Trustees may determine. The value of the assets of the Trust or any Series thereof may be determined (i) by a pricing service which utilizes electronic pricing techniques based on general institutional trading, (ii) by appraisal of the securities owned by the Trust or any Series of the Trust, (iii) in certain cases, at amortized cost, or (iv) by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities which shall be deemed appropriate, as incurred by or allocated to the Trust or any Series or Class of the Trust. The resulting amount which shall represent the total net assets of the Trust or Series or Class thereof shall be divided by the number of Shares of the Trust or Series or Class thereof outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Trust or Series or Class thereof. The net asset value of the Shares shall be determined at least once on each business day, as of the close of regular trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Administrator, the Custodian, the Transfer Agent or such other Person as the Trustees by resolution may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act. It shall not be a violation of any provision of this Declaration if Shares are sold, redeemed or repurchased by the Trust at a price other than one based on net asset value if the net asset value is affected by one or more errors inadvertently made in the pricing of portfolio securities or in accruing income, expenses or liabilities.

Section 7.2     Distributions to Shareholders.

Section 7.3
       (a) The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or of a Series or Class thereof such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or Series or Class or any assets thereof), and the Trustees may distribute ratably among the Shareholders of the Trust or Series or Class thereof additional Shares of the Trust or Series or Class thereof issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of the Trust or Series or Class thereof at the time of declaring a distribution or among the Shareholders of the Trust or Series or Class thereof at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the then effective Prospectus under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or a Series or Class thereof or to meet obligations of the Trust or a Series or Class thereof, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The Trustees may in their discretion determine that an account administration fee or other similar charge may be deducted directly from the income and other distributions paid on Shares to a Shareholder's account in each Series or Class.

       (b) Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or a Series or Class thereof to avoid or reduce liability for taxes.

Section 7.4 Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares.
Subject to Section 5.11 hereof, the net income of the Series and Classes thereof of the Trust shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or of a Series or Class thereof, including the advisory or management fee, shall be accrued each day. Each Class shall bear only expenses relating to its Shares and an allocable share of Series expenses in accordance with such policies as may be established by the Trustees from time to time and as are not inconsistent with the provisions of this Declaration or of any applicable document filed by the Trust with the Commission or of the Code. Such net income may be determined by or under the direction of the Trustees as of the close of regular trading on the New York Stock Exchange on each day on which such market is open or as of such other time or times as the Trustees shall determine, and, except as provided herein, all the net income of any Series or Class, as so determined, may be declared as a dividend on the Outstanding Shares of such Series or Class. If, for any reason, the net income of any Series or Class determined at any time is a negative amount, or for any other reason, the Trustees shall have the power with respect to such Series or Class (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of such Series or Class by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust with respect to such Series or Class and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of such Series or Class on the day such negative net income is experienced, until such asset account is reduced to zero. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

Section 7.5     Power to Modify Foregoing Procedures.
Notwithstanding any of the foregoing provisions of this Article VII, but subject to Section 5.11 hereof, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the Shares of the Trust or a Series or Class thereof or net income of the Trust or a Series or Class thereof, or the declaration and payment of dividends and distributions as they may deem necessary or desirable. Without limiting the generality of the foregoing, the Trustees may establish several Series or Classes of Shares in accordance with Section 5.11, and declare dividends thereon in accordance with Section 5.11(d)(iv).

                                  ARTICLE VIII

              DURATION; TERMINATION OF TRUST OR A SERIES OR CLASS;
                            AMENDMENT; MERGERS, ETC.

Section 8.1     Duration.
The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2     Termination of the Trust or a Series or a Class.
The Trust or any Series or Class thereof may be terminated by (i) the affirmative vote of the holders of not less than two-thirds of the Outstanding Shares entitled to vote and present in person or by proxy at any meeting of Shareholders of the Trust or the appropriate Series or Class thereof, (ii) by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Outstanding Shares of the Trust or a Series or Class thereof; provided, however, that, if such termination as described in clauses (i) and (ii) is recommended by the Trustees, the vote or written consent of the holders of a majority of the Outstanding Shares of the Trust or a Series or Class thereof entitled to vote shall be sufficient authorization, or (iii) written notice to Shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a Series or a Class thereof is not in the best interest of such Series or a Class, the Trust or their respective shareholders. In making such determination, the Trustees may rely on factors including but not limited to the inability of a Series or Class or the Trust to maintain its assets at an appropriate size, changes in laws or regulations governing the Series or Class or the Trust or affecting assets of the type in which such Series or Class or the Trust invests or economic developments or trends having a significant adverse impact on the business or operations of such Series or Class or the Trust. Upon the termination of the Trust or the Series or Class,

              (i) The Trust, Series or Class shall carry on no business except for the purpose of winding up its affairs.

              (ii) The Trustees shall proceed to wind up the affairs of the Trust, Series or Class and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust, Series or Class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property of such Series or Class, as applicable, to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property or Trust Property of such Series or Class, as applicable, that requires Shareholder approval in accordance with Section 8.4 hereof shall receive the approval so required.

              (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or the remaining Trust Property of the terminated Series or Class, as applicable, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights.

       (b) After termination of the Trust, Series or Class and distribution to the Shareholders as herein provided, the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease. Following the termination of the Trust, the Trustees shall lodge among the records of the Trust and file with the Office of the Secretary of The Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts an instrument in writing setting forth the fact of such termination.

Section 8.3     Amendment Procedure.

       (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote.

       (b) This Declaration may be amended by a vote of a majority of Trustees, without approval or consent of the Shareholders, except that no amendment can be made by the Trustees to impair any voting or other rights of shareholders prescribed by Federal or state law. Without limiting the foregoing, the Trustees may amend this Declaration without the approval or consent of Shareholders (i) to change the name of the Trust or any Series, (ii) to add to their duties or obligations or surrender any rights or powers granted to them herein; (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Declaration which will not be inconsistent with the provisions of this Declaration; and (iv) to eliminate or modify any provision of this Declaration which (a) incorporates, memorializes or sets forth an existing requirement imposed by or under any Federal or state statute or any rule, regulation or interpretation thereof or thereunder or (b) any rule, regulation, interpretation or guideline of any Federal or state agency, now or hereafter in effect, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and interpretations thereof), to the extent any change in applicable law liberalizes, eliminates or modifies any such requirements, but the Trustees shall not be liable for failure to do so.

       (c) The Trustees may also amend this Declaration without the approval or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable Federal or state laws or regulations or the requirements of the regulated investment company provisions of the Code, or if requested or required to do so by any Federal agency or by a state Blue Sky commissioner or similar official, but the Trustees shall not be liable for failing so to do.

       (d) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

       (e) A certificate signed by an officer of the Trust setting forth an amendment and reciting that it was duly adopted by the Trustees or by the Shareholders as aforesaid, or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

Section 8.4     Merger, Consolidation and Sale of Assets.
The Trust or any Series thereof may merge or consolidate into any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or Trust Property of such Series, as applicable, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the Shares of the Trust or such Series outstanding and entitled to vote and present in person or by proxy at a meeting of Shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares of the Trust or such Series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the Outstanding Shares of the Trust or such Series entitled to vote shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

Section 8.5     Incorporation.
The Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all or any portion of the Trust Property or the Trust Property of one or more Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer all or any portion of the Trust Property or the Trust Property of such Series, as applicable, to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring all or a portion of the Trust Property or the Trust Property of such Series, as applicable, to such organization or entities.

                                   ARTICLE IX

                             REPORTS TO SHAREHOLDERS

       The Trustees shall at least semi-annually submit to the Shareholders of each Series a written financial report of the transactions of the Trust and Series thereof, including financial statements which shall at least annually be certified by independent public accountants.

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.1    Execution and Filing.
This Declaration and any amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its execution. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and filed with the Secretary of The Commonwealth of Massachusetts and such other places as may be required under the laws of Massachusetts and may also be filed in such other places as the Trustees deem appropriate. A restated Declaration shall, upon execution, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

Section 10.2    Governing Law.
This Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

Section 10.3    Counterparts.
This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

Section 10.4    Reliance by Third Parties.
Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

Section 10.5    Provisions in Conflict with Law or Regulations.

Section 10.6

       (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

       (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

       IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 12th day of August, 2005.




                                                _________________________
                                                Betsy A. Seel
                                                Trustee
                                                601 Congress Street
                                                Boston, Massachusetts  02210




                                                _________________________
                                                Bruce R. Speca
                                                Trustee
                                                601 Congress Street
                                                Boston, Massachusetts  02210




                                                _________________________
                                                John J. Danello
                                                Trustee
                                                601 Congress Street
                                                Boston, Massachusetts  02210

                                                                      APPENDIX D

                              FORM OF LLC AGREEMENT


                            LIMITED LIABILITY COMPANY

                               OPERATING AGREEMENT

                                       OF

                           JOHN HANCOCK FUNDS II, LLC

                     (A DELAWARE LIMITED LIABILITY COMPANY)

                           Dated as of _________, 200_


       This LIMITED LIABILITY COMPANY OPERATING AGREEMENT ("Agreement") of John Hancock Funds II, LLC (the "Company") is made as of this _____ day of ___________, 200_, by and among the Company, the Continuing Shareholders (as defined herein) and those persons and entities hereafter admitted as Shareholders.

                               W I T N E S S E T H

       WHEREAS, this Agreement is made and entered into as of the date set forth above for the purpose of continuing the business of John Hancock Funds II, a Massachusetts business trust (the "Trust"), as a Delaware limited liability company in accordance with the provisions hereinafter set forth;

       WHEREAS, the Trust was converted into the Company pursuant to Section 18-214 of the Delaware Limited Liability Company Act (6 Del. C. ss. 18-101 et seq.), as amended from time to time (the "Act") (the "Conversion"), by the filing of a Certificate of Conversion to Limited Liability Company (the "Certificate of Conversion") and a Certificate of Formation of the Company (the "Certificate of Formation") with the Secretary of State of the State of Delaware on ____________, 200_, which Certificates specified an effective time for the Conversion and formation of ________ [a.m./p.m.] on _________, 200_; and

       WHEREAS, the Trustees and owners of shares of beneficial interest in the Trust (each as defined in the Agreement and Declaration of Trust of the Trust, dated September 29, 1988, as amended from time to time (the "Declaration of Trust")) of the Trust intend that (i) each series and class of shares thereof of the Trust shall convert to and become a corresponding Series and Class thereof, respectively, of the Company, (ii) such conversion shall constitute a continuation of the existence of each series and class of shares thereof of the Trust in the form of a corresponding Series and Class thereof of the Company,
(iii) each such Series and Class thereof of the Company shall be deemed to have commenced its existence on the date its corresponding series and class of shares thereof of the Trust commenced its existence, (iv) all of the rights, privileges and powers of each series and class of shares thereof of the Trust, and all property, real, personal and mixed, and all debts due to such series and class of shares thereof of the Trust, as well as all other things and causes of action belonging to such series and class of shares thereof of the Trust, shall remain vested in its corresponding Series (and/or Class thereof as the case may be) of the Company and shall be the property of such Series (and/or Class thereof as the case may be), and the title to any real property vested by deed or otherwise in such series or class of shares of the Trust shall not revert or be in any way impaired by reason of such conversion; but all rights of creditors and all liens upon any property of such series or class of shares thereof of the Trust shall be preserved unimpaired, and all debts, liabilities and duties of such series or class of shares thereof of the Trust shall remain attached to its corresponding Series (and/or Class thereof as the case may be) of the Company, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Series (and/or Class thereof as the case may be) of the Company, and (v) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series (or class of shares thereof) of the Trust shall be enforceable against the assets of its corresponding Series (and/or Class thereof as the case may be) of the Company only, and not against the assets of the Company generally or any other Series thereof, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust or the Company generally or any other series of the Trust or Series of the Company, respectively, shall be enforceable against the assets of such Series.

     NOW, THEREFORE, the business and affairs of the Company will be governed by the this Agreement and the Board of Directors will manage the Company upon the following terms and conditions.

                                    ARTICLE I

                              NAME AND DEFINITIONS

     Section 1.1 Name; Continuation. The name of the limited liability company is "John Hancock Funds II, LLC" and its business shall be administered under that name or any other name as the Board of Directors may from time to time determine. The parties hereto confirm that the Conversion was approved in accordance with the Declaration of Trust and the Act, and this Agreement was approved by the same authorization. The parties hereto further confirm that, as required by the Act, an "authorized person" of the Company executed the Certificate of Conversion and the Certificate of Formation and that each such Certificate was delivered to and filed with the Secretary of State of the State of Delaware. Upon the filing of such Certificates, the powers of the "authorized person" of the Company that executed such Certificates ceased, and any Person duly authorized by the Board of Directors shall be an "authorized person" of the Company for purposes of executing any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any jurisdiction in which the Company may wish to conduct business. Effective as of the time of the Conversion on the date hereof, (i) this Agreement becomes effective and replaces and supersedes the Declaration of Trust in its entirety for all periods on and after the Conversion, (ii) the Continuing Shareholders are admitted as members of the Company, (iii) each series (and class of shares thereof) of the Trust existing immediately prior to the Conversion hereby continues as the corresponding Series (and Class thereof, as applicable) of the Company set forth opposite such series (or class of shares thereof) of the Trust on Attachment A attached hereto, and all of the beneficial interests in the Trust issued and outstanding immediately prior to the Conversion are converted into all of the limited liability company interests of the Company, with each beneficial interest in each such series (and class of shares thereof) of the Trust being automatically converted into the Shares in the corresponding Series (and Class thereof, as applicable) set forth opposite the name of such series (or class of shares thereof) on Attachment A to this Agreement, (iv) each holder of a share of beneficial interest in a series of the Trust shall become the holder of a Share in the corresponding Series of the Company, and (v) each of the Persons who was a holder of a share of beneficial interest in the Trust immediately prior to the Conversion is hereby automatically admitted as a Shareholder of the Company, and is hereby issued the Shares reflected on the books and records of the Company, and each such Shareholder is automatically associated with the Series (and Class thereof, as applicable) in which it holds Shares. In accordance with Section 18-214(g) of the Act, for all purposes of the laws of the State of Delaware, the Company shall constitute a continuation of the existence of the Trust in the form of a Delaware limited liability company and shall be deemed to be the same entity as the Trust.

     Section 1.2 Definitions. Wherever they are used herein, the following terms have the following respective meanings:

     (a) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (b) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

     (c) "Act" means the Delaware Limited Liability Company Act (6 Del. C. ss. 18-101 et seq.), as amended from time to time.

     (d) "Administrator" means the party, other than the Company, to the contract described in Section 3.3 hereof.

     (e) "Agreement" means this Limited Liability Company Operating Agreement, as amended from time to time. References in this Limited Liability Company Operating Agreement to "Agreement," "hereof," "herein," and "hereunder" shall be deemed to refer to this Agreement rather than exclusively to the article or section in which such words appear.

     (f) "Board of Directors" means all persons who may from time to time serve as Directors in accordance with the provisions of Article II hereof, and reference herein to a Director or the Directors shall refer to such person or persons in their capacities as directors hereunder. Each Director shall be a "manager" for purposes of the Act.

     (g) "Capital Account" has the meaning set forth in Section 9.2 hereof.

     (h) "Carrying Value" means, with respect to any Company Property of a Tax Partnership Series, such Property's adjusted basis for federal income tax purposes, except in the case of an asset contributed to a Tax Partnership Series by any Shareholder; Carrying Value means the fair market value of such asset at the time of contribution determined in the manner an asset's fair market value is determined for purposes of determining the net asset value of the Shares in such Tax Partnership Series as provided in Section 7.1 hereof.

     (i) "Class" means any class of Shares within a Series as may be established and designated from time to time pursuant to Article V hereof.

     (j) "Code" means the Internal Revenue Code of 1986, as amended. A reference to a section of the Code shall refer to the corresponding provision of any successor statute.

     (k) The terms "Commission" and "Interested Person" have the meanings given them in the 1940 Act. Except as such term may be otherwise defined in conjunction with the establishment of any Series, the term "majority of the Outstanding Shares" shall have the same meaning as is assigned to the term "vote of a majority of the outstanding voting securities" in the 1940 Act.

     (l) "Company" means John Hancock Funds II, LLC.

     (m) "Company Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Company, including but not limited to any and all assets allocated or belonging to any Series or Class thereof, as the context may require.

     (n) "Continuing Shareholders" means the record owners of outstanding shares of beneficial interest of the Trust immediately before the effective time of the Conversion who, by operation of law and in accordance with the terms of the Plan of Conversion, become Shareholders of the Company at the effective time of the Conversion.

     (o) "Conversion" means the conversion of the Trust from a Massachusetts business trust to a Delaware limited liability company, in accordance with the terms of the Act, the Trust's Declaration of Trust, and the Plan of Conversion.

     (p) "Custodian" means any Person other than the Company who has custody of any Company Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

     (q) "Distributor" means the party, other than the Company, to the contract described in Section 3.1 hereof.

     (r) "Fundamental Restrictions" means the investment restrictions set forth in the Prospectus and Statement of Additional Information for any Series and designated as fundamental restrictions therein with respect to such Series.

     (s) "He" and "him" and "his" shall include the feminine and neuter, as well as the masculine, genders.

     (t) "Investment Adviser" means the party, other than the Company, to the contract described in Section 3.2 hereof.

     (u) "Net Income" and "Net Loss" shall mean in the case of each Tax Partnership Series the taxable income or loss, as the case may be, of such Tax Partnership Series determined in accordance with Code Section 703(a) (for this purpose, all items of income gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

          (1) Any income of a Tax Partnership Series that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss shall be added to such taxable income or loss;

          (2) Upon the adjustment of the Carrying Value of Company Property of a Tax Partnership Series pursuant to the definition of Carrying Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such Company Property for purposes of computing Net Income or Net Loss;

          (3) Gain or loss resulting from any disposition of Company Property where such gain or loss is recognized for federal income tax purposes shall be computed by reference to the Carrying Value of the Company Property disposed of; notwithstanding that the adjusted tax basis of such Company Property differs from its Carrying Value; and

          (4) Any  expenditures  of a Tax Partnership  Series  described in Code
          Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Section 1.704 1(b)(2)(iv)(i) of the Treasury Regulations, and not otherwise taken into account in computing Net Income or Net Loss, shall be subtracted from such taxable income or loss.

     (v) "Non-interested Director" has the meaning set forth in Section 4.3 hereof.

     (w) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     (x) "Plan of Conversion" means the instrument, dated _____________, 200_, pursuant to which the Trust, a Massachusetts business trust, converted to a Delaware limited liability company and agreed to be bound by the terms of this Agreement.

     (y) "Prospectus" means the Prospectuses and Statements of Additional Information included in the Registration Statement of the Company under the Securities Act of 1933, as amended, as such Prospectuses and Statements of Additional Information may be amended or supplemented and filed with the Commission from time to time.

     (z) "Series" individually or collectively means separate series of limited liability company interests, within the meaning of Section 18-215 of the Act, which represent the separately managed component(s) of the Company (or, if the Company shall have only one such component, then that one) as may be established and designated from time to time pursuant to Article V hereof, with records maintained for any such series that account for the assets associated with such series separately from the other assets of the Company and any other Series.

     (aa) "Shareholder" means a record owner of Outstanding Shares. Each Shareholder shall be a "member of the Company" for purposes of the Act and agrees to be bound by this Agreement.

     (bb) "Shares" means the units into which the limited liability company interests in the Company shall be divided from time to time, including the Shares of any and all Series or of any Class within any Series (as the context may require), and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those Shares shown from time to time on the books of the Company or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Company or a Series and which are at the time held in the treasury of the Company.

     (cc) "Tax Allocation Period" shall mean for each Tax Partnership Series each period beginning on (1) the later of: (i) the day after the end of the prior Tax Allocation Period; (ii) the date hereof; or (iii) the effective date of the creation of such Tax Partnership Series, and ending on (2) the close of business on the earlier of: (i) the next date upon which net asset value is determined under Section 7.1; (ii) the effective date of an issuance or redemption of Shares with respect to such Tax Partnership Series; (iii) the end of the Tax Year; or (iv) the date on which the Tax Partnership Series liquidates.

     (dd) "Tax Matters Partner" has the meaning set forth in Section 9.6 hereof.

     (ee) "Tax Partnership Series" has the meaning set forth in Section 9.1 hereof.

     (ff) "Tax Year" shall mean the calendar year unless otherwise required by Code Section 706 or the Treasury Regulations thereunder.

     (gg) "Transfer Agent" means any Person other than the Company who maintains the Shareholder records of the Company, such as the list of Shareholders, the number of Shares credited to each account, and the like.

     (hh) "Treasury Regulations" shall mean regulations promulgated under the Code.

     (ii) "Trust" means John Hancock Funds II, formerly a Massachusetts business trust, the business and affairs of which are being continued by and through the Company as a result of the Conversion.

                                   ARTICLE II

                    BUSINESS, BOARD OF DIRECTORS AND OFFICERS

     Section 2.1 General Powers. The Company shall carry on the business of an investment company and may engage in any activity and shall possess and may exercise all the powers and privileges that are permissible under the Act.

     The Board of Directors shall have exclusive and absolute control over the Company Property and over the business of the Company and of each Series. The Board of Directors shall have power to conduct the business of the Company and of each Series and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments. Until changed by the Board of Directors, the principal office of the Company and each Series shall be in Boston, Massachusetts. The Board of Directors may also do all such other things and execute, or have executed, all such instruments as it deems necessary, proper or desirable in order to promote the interests of the Company and of each Series although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Company made by the Board of Directors in good faith shall be conclusive. In construing the provisions of this Agreement, the presumption shall be in favor of a grant of power to the Board of Directors.

     The enumeration of any specific power herein shall not be construed as limiting the aforesaid powers.

     Section 2.2 Investments. The Company and each Series, under the control of the Board of Directors, shall have the power:

     (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

     (b) To invest in, hold for investment, or reinvest in, cash; securities, including common, preferred and preference stocks; warrants; subscription rights; profit-sharing interests or participations and all other contracts for or evidence of equity interests; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality; any other security, instrument or contract and the Company shall be deemed to have the foregoing powers with respect to any additional securities in which the Company may invest should the Fundamental Restrictions be amended.

     (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any such securities, to enter into repurchase agreements, reverse repurchase agreements, firm commitment agreements, forward foreign currency exchange contracts, interest rate, mortgage, total return, credit default, currency or other swaps, and interest rate caps, floors and collars, to purchase and sell options on securities, indices, currency, swaps or other financial assets, futures contracts and options on futures contracts of all descriptions and to engage in all types of hedging, risk management or income enhancement transactions.

     (d) To exercise all rights, powers and privileges of ownership or interest in all securities and repurchase agreements included in the Company Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities and repurchase agreements.

     (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash or foreign currency, and any interest therein.

     (f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Company Property; and to endorse, guarantee, or undertake the performance of any obligation or engagement of any other person and to lend Company Property.

     (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Company Property or in the affairs of which the Company or a Director has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

     (h) To enter into a plan of distribution and any related agreements whereby the Company may finance directly or indirectly any activity which is primarily intended to result in the distribution and/or servicing of Shares.

     (i) To adopt on behalf of the Company or any Series thereof an alternative purchase plan providing for the issuance of multiple Classes of Shares (as authorized herein at Section 5.11).

     (j) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with the aforesaid business or purposes, objects or powers.

     The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Company or any Series.

     Notwithstanding any other provision herein, the Company and each Series shall have full power as contemplated in Sections 8.4 and 8.5, without any requirement of approval by Shareholders, to invest part or all of the Company Property (or part or all of the assets of any Series), or to dispose of part or all of the Company Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may be classified as a disregarded entity, partnership or corporation for federal income tax purposes.

     The Company or any Series shall not be limited to investing in obligations maturing before the possible dissolution of the Company or termination of such Series, nor shall the Company or any Series or the Board of Directors be limited by any law limiting the investments which may be made by fiduciaries.

     Section 2.3 Transferability of Shares.

     (a) Shares of Series That Are Not Tax Partnership Series. Shares of a Series that is not a Tax Partnership Series shall be transferable. The Company shall transfer Shares of such a Series in accordance with and pursuant to the procedures set forth in Section 5.6 of this Agreement.

     (b) Shares of Tax Partnership Series. Shares of a Tax Partnership Series may not be transferred without the consent of the Board of Directors, which consent shall not be unreasonably withheld, and shall in any event be given within a reasonable time after receipt of notice of the proposed transfer, provided that the Board of Directors may withhold its consent if it determines that the transfer may cause a Tax Partnership Series to be treated as a "publicly traded partnership" as defined in Section 7704(b) of the Code or may result in a violation of the 1940 Act or the 1933 Act or other applicable law. Notwithstanding the foregoing, a Shareholder may transfer the Shares of a Tax Partnership Series of which it is the record owner without obtaining the consent of the Board of Directors if the transfer is made to a successor in connection with a merger, consolidation, conversion, sale of substantially all assets or similar transaction to which the Shareholder is a party. To the extent Shares of a Tax Partnership Series are transferable, the Company shall transfer such Shares in accordance with and pursuant to the procedures set forth in Section
5.6 of this Agreement.

     Section 2.4 Issuance and Repurchase of Shares. The Company and each Series shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and
Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Company or of the particular Series with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the Act.

     Section 2.5 Delegation; Committees. The Board of Directors shall have power, consistent with its continuing exclusive authority over the management of the Company and each Series and the Company Property, to delegate from time to time to such of its number or to officers, employees or agents of the Company or any Series the doing of such things and the execution of such instruments, either in the name of the Company or any Series of the Company or otherwise as the Board of Directors may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

     Section 2.6 Collection and Payment. The Company and each Series shall have power to collect all property due to the Company or such Series; to pay all claims, including taxes, against the Company Property (subject to Section 5.13 hereof); to prosecute, defend, compromise or abandon any claims relating to the Company Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Company or such Series; and to enter into releases, agreements and other instruments.

     Section 2.7 Expenses. The Company and each Series shall have the power to incur and pay any expenses which in the opinion of the Board of Directors or the officers of the Company or such Series are necessary or incidental to carry out any of the purposes of this Agreement, and to pay reasonable compensation from the funds of the Company or such Series to the Directors. The Board of Directors shall fix the compensation of all officers, employees and Directors.

     Section 2.8 Manner of Acting.

     (a) Board of Directors Meetings. The Board of Directors may in its discretion provide for regular or stated meetings of the Board of Directors. Notice of regular or stated meetings need not be given. Meetings of the Board of Directors other than regular or stated meetings shall be held whenever called by the Chairman, the President, the Secretary or by any two of the Directors, at the time being in office. Notice of the time and place of each meeting other than regular or stated meetings shall be given by the Secretary or an Assistant Secretary or by the person calling the meeting and shall be mailed to each Director at least two days before the meeting, or shall be given by telephone, cable, wireless, facsimile or electronic means to each Director at his business address, or personally delivered to him at least one day before the meeting. Such notice may, however, be waived by any Director. Notice of a meeting need not be given to any Director if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any Director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. A notice or waiver of notice need not specify the purpose of any meeting.

     The Board of Directors may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation by such means shall be deemed to have been at a meeting held at a place designated by the Directors. Participation in a telephone conference meeting shall constitute presence in person at such meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken by the Directors without a meeting, without prior notice and without a vote if a majority of the Directors consent to the action in writing and the written consents are filed with the records of the Board of Directors meetings. Such consents shall be treated as a vote for all purposes.

     (b) Board of Directors Quorum and Manner of Acting. A majority of the Directors shall be present in person at any regular or special meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting and (except as otherwise required by law or this Agreement) the act of a majority of the Directors present at any such meeting, at which a quorum is present, shall be the act of the Board of Directors. In the absence of a quorum, a majority of the Directors present may adjourn the meeting from time to time until a quorum shall be present. Notice of an adjourned meeting need not be given.

     (c) Committees. Effective as of the time of the Conversion, each committee of the Trustees of the Trust existing immediately prior to the Conversion, including the Audit Committee, Compliance Committee, Nominating Committee and one or more Investment Committees, shall continue as such committee of the Board of Directors of the Company, and, except as otherwise provided herein, shall have and exercise the same authority at and after the Conversion as it had and exercised immediately prior to the Conversion. Each such Committee, and such other committees as the Board of Directors may by resolution designate from time to time, shall consist of at least two Directors. The Executive Committee, if any, shall have the power to conduct the current and ordinary business of the Company while the Board of Directors is not in session, including the purchase and sale of securities and the designation of securities to be delivered upon redemption of Shares of the Company or a Series thereof, and such other powers of the Board of Directors as the Board of Directors may, from time to time, delegate to the Executive Committee except those powers which by law or the Agreement the Board of Directors is prohibited from delegating. The powers conferred upon other committee members would be subject to the same limitations as with respect to the Executive Committee. The Board of Directors may, by resolution, designate one or more alternate members of any committee to serve in the absence of any member or other alternate member of such committee. Each member and alternate member of a committee shall be a Director and shall hold office at the pleasure of the Board of Directors. The Board of Directors may designate a chairman of any such committee. In the absence of such designation a committee may elect its own Chairman. The Chairman of the Board shall be a member of the Executive Committee.

     The Board of Directors, by resolution, may also appoint a committee consisting of less than the whole number of Directors then in office, which committee may be empowered to act for and bind the Board of Directors and the Company and and Series, as if the acts of such committee were the acts of all the Directors then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding by or against the Company or any Series which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

     (d) Committee Meetings, Quorum and Manner of Acting. The Board of Directors may: (i) provide for stated meetings of any committee; (ii) specify the manner of calling and notice required for special meetings of any committee; (iii) specify the number of members of a committee required to constitute a quorum and the number of members of a committee required to exercise specified powers delegated to such committee; (iv) authorize the making of decisions to exercise specified powers by written assent of the requisite number of members of a committee without a meeting; and (v) authorize the members of a committee to meet by means of a telephone conference circuit. Each committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in a book designated for that purpose and kept in the office of the Company.

     Section 2.9 Miscellaneous Powers. The Company and any Series or the Board of Directors on behalf of the Company and any Series, as appropriate, shall have the power to: (a) employ or contract with such persons as the Board of Directors may deem desirable for the transaction of the business of the Company or any Series; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Directors, fill vacancies in or add to or subtract from their number, elect and remove such officers and appoint and terminate such agents or employees as it considers appropriate, and appoint from its own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Board of Directors as the Board of Directors may determine; (d) purchase, and pay for out of Company Property or the Company Property of the appropriate Series of the Company, as applicable, insurance policies insuring the Shareholders, Directors, officers, employees, agents, Investment Advisers, Administrators, Distributors, selected dealers or independent contractors of the Company or a Series against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Company would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Directors, officers, employees and agents of the Company or a Series; (f) to the extent permitted by law, indemnify any Person with whom the Company or any Series thereof has dealings, including the Investment Adviser, Administrator, Distributor, Transfer Agent and selected dealers, to such extent as the Board of Directors shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year and Tax Year of the Company or any Series thereof and the method by which its or their accounts shall be kept; (i) adopt a seal for the Company, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Company or any Series; and (j) elect to make any Federal or state income tax elections, to the extent permitted by applicable law and regulations and upon obtaining any necessary approval of the Commissioner of Internal Revenue, in such manner, as the Board of Directors determine to be most favorable to the Shareholders, and the Board of Directors may rely upon the advice of the accountants retained by the Company or a Series as to the availability and effect of all such elections.

     Section 2.10 Principal Transactions. Except for transactions not permitted by the 1940 Act or rules and regulations adopted, or orders issued, by the Commission thereunder, the Company or a Series may buy any securities from or sell any securities to, or lend any assets of the Company or any Series thereof to any Director or officer of the Company or any firm of which any such Director or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or Transfer Agent or with any Interested Person of such person; and the Company or a Series thereof may employ any such Person, or firm or company in which such person is an Interested Person, as broker, legal counsel, registrar, transfer agent, distribution disbursing agent or custodian upon customary terms.

     Section 2.11 Litigation. The Company or the Board of Directors on its behalf, as appropriate, shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Company or any Series, and, subject to Section 5.13 hereof, out of the assets of the Company or any Series thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Board of Directors or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by the Company or any Series, whether or not the Company or any Series or any of the Directors may be named individually therein or the subject matter arises by reason of business for or on behalf of the Company or any Series.

     Section 2.12 Number of Directors. The number of Directors shall be such number as shall be fixed from time to time by vote of a majority of the Board of Directors, provided, however, that the number of Directors shall in no event be less than one (1).

     Section 2.13 Election and Term. The initial Directors shall be the Trustees of the Trust then in office immediately prior to the effective time of the Conversion who, by operation of law and in accordance with the Plan of Conversion, become the Directors of the Company at the effective time of the Conversion. The Directors may succeed themselves and shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders on a date fixed by the Board of Directors. Except in the event of resignations or removals pursuant to Section 2.14 hereof, each Director shall hold office until the term of his office terminates in accordance with Section
2.15 hereof. In the event less than a majority of the Directors holding office has been elected by Shareholders, the Directors then in office shall call a Shareholders' meeting for the election of Directors. Except for the foregoing circumstances, the Directors shall continue to hold office and may appoint successor Directors.

     Section 2.14 Resignation and Removal. Any Director may resign his position (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the Board of Directors and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Directors or by action of Shareholders holding two-thirds of the outstanding Shares of the Company, voting as a single class (for purposes of determining the circumstances and procedures under which any such removal by the Shareholders may take place, the provisions of Section 16(c) of the 1940 Act (or any successor provisions) shall be applicable to the same extent as if the Company were subject to the provisions of that Section).

     Section 2.15 Vacancies. The term of office of a Director shall terminate and a vacancy shall occur in the event of his death, retirement, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Director. No such vacancy shall operate to annul the Agreement or to revoke any existing agency created pursuant to the terms of the Agreement. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Directors, subject to the provisions of
Section 16(a) of the 1940 Act, the remaining Directors shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by vote of a majority of the Directors then in office. Any such appointment shall not become effective, however, until the person named in the vote approving the appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Agreement. An appointment of a Director may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Directors, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Directors. Whenever a vacancy in the number of Directors shall occur, until such vacancy is filled as provided in this Section 2.15, the Directors in office, regardless of their number, shall have all the powers granted to the Board of Directors and shall discharge all the duties imposed upon the Board of Directors by the Agreement. The vote by a majority of the Directors in office, fixing the number of Directors, shall be conclusive evidence of the existence of such vacancy.

     Section 2.16 Delegation of Power to Other Directors. Any Director may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Director or Directors; provided that in no case shall fewer than one (1) Director personally exercise the powers granted to the Directors under this Agreement except as herein otherwise expressly provided.

     Section 2.17 Officers and Chairman.

     (a) General Provisions. The officers of the Company and any Series shall be a President, a Treasurer, a Secretary and a Chief Compliance Officer, who shall be elected by the Board of Directors. The Board of Directors may elect or appoint such other officers or agents as the business of the Company may require, including one or more Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. The Board of Directors may delegate to any officer or committee the power to appoint any subordinate officers or agents.

     (b) Election, Term of Office and Qualifications. The officers of the Company and any Series thereof shall be elected by the Board of Directors. Each officer elected by the Board of Directors shall hold office at the pleasure of the Board of Directors. Any two or more offices may be held by the same person. The Chairman of the Board shall be selected from among the Board of Directors and may hold such office only so long as he continues to be a Director. Any
Director or officer may be but need not be a Shareholder of the Company. The initial officers of the Company shall be officers of the Trust then in office immediately prior to the effective time of the Conversion who, by operation of law and in accordance with the Plan of Conversion, become the officers of the Company at the effective time of the Conversion. The initial Chairman of the Board of Directors of the Company shall be the Chairman of the Board of Trustees of the Trust then in office immediately prior to the effective time of the Conversion who, by operation of law and in accordance with the Plan of Conversion, becomes the Chairman of the Board of Directors of the Company at the effective time of the Conversion.

     (c) Removal. Except for the Chief Compliance Officer, the Directors, at any regular or special meeting of the Board of Directors, may remove any officer with or without cause, by a vote of a majority of the Board of Directors then in office. Any officer or agent appointed by an officer or committee may be removed with or without cause by such appointing officer or committee.

     (d) Powers and Duties of the Chairman. The Chairman shall preside at the meetings of the Shareholders and of the Board of Directors. He may call meetings of the Board of Directors and of any committee thereof whenever he deems it necessary.

     (e) Powers and Duties of the Vice Chairmen. The Board of Directors may, but need not, appoint one or more Vice Chairmen of the Company. The Vice Chairman shall perform such duties as may be assigned to him from time to time by the Board of Directors or the Chairman.

     (f) Powers and Duties of the President. The President shall be the chief executive officer of the Company and shall preside at all meetings of the Board of Directors and Shareholders in the absence of the Chairman. Subject to the control of the Board of Directors and to the control of any committees of the Board of Directors, within their respective spheres as provided by the Board of Directors, he shall at all times exercise general supervision over the business and policies of the Company and each Series. He shall have the power to employ attorneys and counsel for the Company or any Series or Class thereof and to employ such subordinate officers, agents, clerks and employees as he may find necessary to transact the business of the Company or any Series or Class thereof. He shall also have the power to grant, issue, execute or sign such powers of attorney, proxies or other documents as may be deemed advisable or necessary in furtherance of the interests of the Company or any Series thereof. The President shall have such other powers and duties, as from time to time may be conferred upon or assigned to him by the Board of Directors. The President shall serve as the Company's principal executive officer for purposes of reports to the Commission under the 1934 Act (or comparable successor statute), unless the Board of Directors designates otherwise.

     (g) Powers and Duties of Vice Presidents. In the absence or disability of the President, the Vice President or, if there be more than one Vice President, any Vice President designated by the Board of Directors, shall perform all the duties and may exercise any of the powers of the President, subject to the control of the Board of Directors. Each Vice President shall perform such other duties as may be assigned to him from time to time by the Board of Directors and the President.

     (h) Powers and Duties of the Treasurer. The Treasurer shall be the principal financial and accounting officer of the Company. He shall deliver all funds of the Company or any Series or Class thereof which may come into his hands to such Custodian as the Board of Directors may employ. He shall render a statement of condition of the finances of the Company or any Series or Class thereof to the Board of Directors as often as it shall require the same, and he shall in general perform all the duties incident to the office of a Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors. The Treasurer shall give a bond for the faithful discharge of his duties, if required so to do by the Board of Directors, in such sum and with such surety or sureties as the Board of Directors shall require.

     (i) Powers and Duties of the Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors and of the Shareholders in proper books provided for that purpose; he shall have custody of the seal of the Company; he shall have charge of the Share transfer books, lists and records unless the same are in the charge of a transfer agent. He shall attend to the giving and serving of all notices by the Company in accordance with the provisions of this Agreement and as required by law; and subject to this Agreement, he shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors.

     (j) Powers and Duties of the Chief Compliance Officer. The Chief Compliance Officer shall be responsible for administering the Company's policies and procedures reasonably designed to prevent violation of the federal securities laws. The Chief Compliance Officer shall report directly to Board of Directors. The Chief Compliance Officer must annually furnish the Board of Directors with a written report on the operation of the Company's policies and procedures and those of its service providers.

     (k) Powers and Duties of Assistant Treasurers. In the absence or disability of the Treasurer, any officer designated by the Board of Directors shall perform all the duties, and may exercise any of the powers, of the Treasurer. Each officer shall perform such other duties as from time to time may be assigned to him by the Board of Directors. Each officer performing the duties and exercising the powers of the Treasurer, if any, and any Assistant Treasurer, shall give a bond for the faithful discharge of his duties, if required so to do by the Board of Directors, in such sum and with such surety or sureties as the Board of Directors shall require.

     (l) Powers and Duties of Assistant Secretaries. In the absence or disability of the Secretary, any Assistant Secretary designated by the Board of Directors shall perform all the duties, and may exercise any of the powers, of the Secretary. Each Assistant Secretary shall perform such other duties as from time to time may be assigned to him by the Board of Directors.

     (m) Resignation. Any officer may resign at any time by written instrument signed by such officer and delivered to the Chairman, the President or the Secretary or to a meeting of the Board of Directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time.

     (n) Compensation of Officers and Directors and Members of the Advisory Board. Subject to any applicable provisions of this Agreement, the compensation of the officers and Directors and members of an advisory board shall be fixed from time to time by the Board of Directors or, in the case of officers, by any committee or officer upon whom such power may be conferred by the Board of Directors. No officer shall be prevented from receiving such compensation as such officer by reason of the fact that he is also a Director.

     (o) Designation and Compensation of Chief Compliance Officer. The designation and compensation of the Chief Compliance Officer must be approved by a majority of the entire Board of Directors, including a majority of the Non-interested Directors. The Chief Compliance Officer can be removed from that position only by action of (and with the approval of) a majority of the entire Board of Directors, including a majority of the Non-interested Directors. The Chief Compliance Officer must meet, no less frequently than annually, separately with the Non-interested Directors. Section 2.18 Director Emeritus. The Board of Directors may, from time to time, in its discretion, confer upon such of its former members as it may determine the title of "Director Emeritus." Such title shall be honorary in nature, and persons upon whom the title may be conferred shall not be members of the Board of Directors, shall not vote upon matters submitted to a vote of the Board of Directors (or any committee thereof), and shall serve as Director Emeritus pursuant to such policies and procedures as the Board of Directors may establish from time to time.

     A Director Emeritus shall be entitled to attend all Board of Directors meetings. The Director Emeritus shall also attend meetings of such committees of the Board of Directors and perform such other duties as the Chairman of the Board of Directors may request from time to time. For his services, a Director Emeritus shall be entitled to receive such compensation from the Company as the Board of Directors shall determine from time to time.

                                   ARTICLE III

                                    CONTRACTS

     Section 3.1 Distribution Contract. The Company may from time to time enter into an exclusive or non-exclusive distribution contract or contracts providing for the sale of the Shares to net the Company or the applicable Series of the Company not less than the amount provided for in Section 7.1 of Article VII hereof, whereby the Company may either agree to sell the Shares to the other party to the contract or appoint such other party as their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in this Agreement, and such further terms and conditions as the Board of Directors may in its discretion determine not inconsistent with the provisions of this Article III; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Company.

     Section 3.2 Advisory or Management Contract. The Company or any Series may from time to time enter into one or more investment advisory or management contracts or, if the Company has multiple Series, separate investment advisory or management contracts with respect to one or more Series whereby the other party or parties to any such contracts shall undertake to furnish the Company or such Series management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Board of Directors shall from time to time consider desirable and all upon such terms and conditions as the Board of Directors may in its discretion determine. Notwithstanding any provisions of the Agreement, the Company or a Series may authorize the Investment Advisers, or any of them, under any such contracts (subject to such general or specific instructions as the Board of Directors may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Company or such Series or may authorize any officer, employee or Director to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Board of Directors). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by the Board of Directors. The Board of Directors may, in its sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval or continuance of any such investment advisory or management contract. If the Shareholders of any one or more of the Series of the Company should fail to approve any such investment advisory or management contract, the Investment Adviser may nonetheless serve as Investment Adviser with respect to any Series whose Shareholders approve such contract. To the extent consistent with the 1940 Act and the positions of the Commission and its staff thereunder, the Company shall not be required to submit an investment advisory or management contract to Shareholders for their approval.

     Section 3.3 Administration Agreement. The Company or a Series may from time to time enter into an administration agreement or, if the Company has multiple Series or Classes, separate administration agreements with respect to each Series or Class, whereby the other party to such agreement shall undertake to manage the business affairs of the Company or of a Series or Class thereof and furnish the Company or a Series or a Class thereof with office facilities, and shall be responsible for the ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and other facilities and services, if any, and all upon such terms and conditions as the Board of Directors may in its discretion determine.

     Section 3.4 Service Agreement. The Company or a Series may from time to time enter into Service Agreements with respect to one or more Series or Classes thereof whereby the other parties to such Service Agreements will provide administration and/or support services pursuant to administration plans and service plans, and all upon such terms and conditions as the Board of Directors may in its discretion determine.

     Section 3.5 Transfer Agent. The Company may from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Company. The contract shall have such terms and conditions as the Board of Directors may in its discretion determine not inconsistent with the Agreement. Such services may be provided by one or more Persons.

     Section 3.6 Custodian. The Company or a Series may appoint or otherwise engage one or more banks or trust companies, each having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000) to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained herein. The Company or a Series may also authorize the Custodian to employ one or more sub-custodians, including such foreign banks and securities depositories as meet the requirements of applicable provisions of the 1940 Act, and upon such terms and conditions as may be agreed upon between the Custodian and such sub-custodian, to hold securities and other assets of the Company or such Series and to perform the acts and services of the Custodian, subject to applicable provisions of law and such resolutions as may be adopted by the Board of Directors.

     Section 3.7 Affiliations of Directors or Officers, Etc. The fact that:

     (i) any of the Shareholders, Directors or officers of the Company or any Series thereof is a shareholder, equityholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 above or for services as Custodian, Transfer
Agent or disbursing agent or for providing accounting, legal and printing services or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Company, or that

     (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1, 3.2, 3.3 or
3.4 above or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Director or officer of the Company from voting upon or executing the same or in and of itself create any liability or accountability to the Company or its Shareholders.

     Section 3.8 Compliance with 1940 Act. Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of
Section 15 of the 1940 Act (including any amendment thereof or other applicable Act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                   ARTICLE IV

         LIMITATIONS OF LIABILITY OF SHAREHOLDERS, DIRECTORS AND OTHERS

     Section 4.1 No Personal Liability of Shareholders, Directors, Etc. To the fullest extent permitted by law, no Shareholder shall be subject to any personal liability whatsoever to any person in connection with Company Property or the acts, obligations or affairs of the Company or any Series thereof. To the fullest extent permitted by law, no Director, officer, employee or agent of the Company or any Series thereof shall be subject to any personal liability whatsoever to any person, other than to the Company or its Shareholders, in connection with Company Property or the affairs of the Company, except to the extent arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such person; and all such persons shall look solely to the Company Property, or to the Company Property of one or more specific Series of the Company if the claim arises from the conduct of such Director, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Company or any Series. To the fullest extent permitted by law, if any Shareholder, Director, officer, employee, or agent, as such, of the Company or any Series thereof, is made a party to any suit or proceeding to enforce any such liability of the Company or any Series thereof, he shall not, on account thereof, be held to any personal liability. To the fullest extent permitted by law, the Company shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) out of the Company Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of Company Property of the one or more Series whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall neither impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Company or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

     Section 4.2 Non-Liability of Directors, Etc. No Director, officer, employee or agent of the Company or any Series thereof shall be liable to the Company or to any Shareholder, Director, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Director to redress a breach of duty owed by such person by virtue of his having been or being a Director) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Section 4.3 Mandatory Indemnification.

          (a) Subject to the exceptions and  limitations  contained in paragraph
     (b) below:

     (i) every person who is, or has been, a Director, officer, employee or agent of the Company (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Company, or by one or more Series thereof if the claim arises from his conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Board of Directors, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Company), to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Director or officer and against amounts paid or incurred by him in the settlement thereof;

     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Director or officer:

     (i) against any liability to the Company, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

     (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that his action was in the best interest of the Company or a Series thereof;

     (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Director or officer, unless there has been a determination that such Director or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

               (A) by the court or other body approving the settlement or other disposition;

               (B) based upon a review of readily  available  facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Directors acting on the matter (provided that a majority of the Non-interested Directors then in office acts on the matter) or (y) written opinion of independent legal counsel; or

               (C) by a vote of a majority of the  Outstanding  Shares entitled to vote (excluding Shares owned of record or beneficially by such individual), voting as a single class.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Company, shall be severable, shall not affect any other rights to which any Director or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Director or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Company or any Series thereof other than Directors and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 4.3 may be advanced by the Company or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

 (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Company or Series thereof shall be insured against losses arising out of any such advances; or

(ii) a majority of the Non-interested Directors acting on the matter (provided that a majority of the Non-interested Directors act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4.3, a "Non-interested Director" is one who (i) is not an Interested Person of the Company (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

     Section 4.4 No Bond Required of Directors. No Director shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

     Section 4.5 No Duty of Investigation; Notice in Company Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Company or any Director, officer, employee or agent of the Company or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Company or by said Director, officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Company or of said Director, officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Company or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Company shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Directors under this Agreement or in their capacity as officers, employees or agents of the Company or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Company or a Series thereof or undertaking made or issued by or on behalf of the Company may recite that the obligations of the Company or a Series thereof under any such instrument are not binding upon any of the Directors or Shareholders individually, but bind only the Company Property, or the Company Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to bind the Directors or Shareholders individually. The Company shall at all times maintain insurance for the protection of the Company Property or the Company Property of the applicable Series, its Shareholders, Directors, officers, employees and agents in such amount as the Board of Directors shall deem adequate to cover possible tort liability, and such other insurance as the Board of Directors in its sole judgment shall deem advisable.

     Section 4.6 Reliance on Experts, Etc. A Director, officer or employee (or a liquidating trustee) of the Company or a Series shall be fully protected in relying in good faith upon the records of the Company or such Series and upon information, opinions, reports or statements presented by another Director, officer or employee (or liquidating trustee) of the Company or a Series, or by a committee of the Company or the Board of Directors, or by any other Person as to matters the Director, officer or employee (or liquidating trustee) reasonably believes are within such other Person's professional or expert competence, including (but not limited to) information, opinions, reports or statements as to, among other matters, the value and amount of the assets, liabilities, profits or losses of the Company or a Series, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Company or a Series or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Shareholders or creditors might properly be paid.

                                    ARTICLE V

                  SHARES OF LIMITED LIABILITY COMPANY INTEREST

     Section 5.1 Limited Liability Company Interests. Limited liability company interests of the Company shall be divided into Shares without par value. The number of such Shares of limited liability company interest authorized hereunder is unlimited. The Board of Directors shall have the exclusive authority without the requirement of Shareholder approval to establish and designate from time to time one or more Series of Shares and one or more Classes thereof as the Board of Directors deems necessary or desirable. The Board of Directors shall also have the exclusive authority without the requirement of Shareholder approval to designate from time to time any Class of Shares of a Series as a separate Series of Shares and to allocate the assets, liabilities and expenses attributable to such Class of Shares to such separate Series of Shares, provided that the preferences, privileges and rights of such separate Series of Shares are not materially, adversely different from the preferences, privileges and rights of such Class of Shares. Each Share of any Series shall represent an equal proportionate Share in the assets of that Series with each other Share in that Series. Subject to the provisions of Section 5.11 hereof, the Board of Directors may also authorize the creation of additional Series of Shares (the proceeds of which may be invested in separate, independently managed portfolios) and additional Classes of Shares within any Series. All Shares issued hereunder including, without limitation, Shares issued in connection with a distribution of Shares or a split in Shares, shall be fully paid and nonassessable.

     Section 5.2 Rights of Shareholders. The ownership of the Company Property of every description is vested in the Company or the applicable Series and the right to conduct any business hereinbefore described is vested exclusively in the Board of Directors, and the Shareholders shall have no interest therein other than the limited liability company interest conferred by their Shares, and, to the fullest extent permitted by law, they shall have no right to call for any partition or division of any property, profits, rights or interests of the Company, nor can they be called upon to share or assume any losses of the Company or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Agreement. The Shares shall not entitle the holder thereof to preference, preemptive, appraisal, conversion or exchange rights, except as the Board of Directors may determine with respect to any Series or Class of Shares.

     Section 5.3 Admission as Shareholder.. Notwithstanding any other provision of this Agreement, a Person shall be admitted as a Shareholder of the Company upon such Person's acquisition of a Share and the reflection thereof on the record of Shareholders, without any further action required of any Person, and such Shareholder shall be deemed to have agreed to be bound by this Agreement upon such acquisition of a Share

     Section 5.4 Issuance of Shares. The Company may, from time to time without a vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Board of Directors may deem best, in its sole discretion, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is suspended pursuant to
Section 6.9 hereof, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Company may issue fractional Shares and Shares held in the treasury. The Board of Directors may from time to time divide or combine the Shares of the Company or, if the Shares be divided into Series or Classes, of any Series or any Class thereof of the Company, into a greater or lesser number without thereby changing the proportionate limited liability company interest in the Company or in the Company Property allocated or belonging to such Series or Class. Contributions to the Company or Series thereof may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1000ths of a Share or integral multiples thereof.

     Section 5.5 Register of Shares. A register shall be kept at the principal office of the Company or an office of the Transfer Agent, which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any distribution, nor to have notice given to him as provided herein, until he has given his address to the Transfer Agent or such other officer or agent of the Company as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Board of Directors, in its discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

     Section 5.6 Transfer of Shares.  Shares that may be transferred pursuant to
Section 2.3 hereof shall be transferable on the records of the Company only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Company or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Company. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Company nor any transfer agent or registrar nor any Director, officer, employee or agent of the Company shall be affected by any notice of the proposed transfer. Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Company or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Company nor any Transfer Agent or registrar nor any Director, officer or agent of the Company shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

     Section 5.7 Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Company.

     Section 5.8 Treasury Shares. Shares held in the treasury shall, until resold pursuant to Section 5.4, not confer any voting rights on the Company or the Board of Directors, nor shall such Shares be entitled to any distributions declared with respect to the Shares.

     Section 5.9 Voting Powers. Only Shareholders of record shall be entitled to vote. The Shareholders shall have power to vote only: (i) for the election of Directors as provided in Section 2.13; (ii) with respect to any investment advisory contract entered into pursuant to Section 3.2 submitted to Shareholders for their approval; (iii) with respect to termination or dissolution, as applicable, of the Company or a Series or Class thereof to the limited extent and as provided in Section 8.2; (iv) with respect to any amendment of this Agreement to the limited extent and as provided in Section 8.3; (v) with respect to a merger, consolidation, conversion or sale of assets to the limited extent and as provided in Section 8.4; (vi) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and (vii) with respect to such additional matters relating to the Company as may be required by this Agreement, or any registration of the Company as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Board of Directors may consider necessary or desirable. As determined by the Board of Directors without the vote or consent of Shareholders, on any matter submitted to a vote of Shareholders either: (i) each whole Share shall entitle the holder to one vote as to any matter on which it is entitled to vote and each fractional Share shall entitle the holder to a proportionate fractional vote; or (ii) the holder of each dollar of net asset value (number of Shares owned times net asset value per share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and the holder of each fractional dollar amount shall be entitled to a proportionate fractional vote. The Board of Directors may, in conjunction with the establishment of any further Series or any Classes of Shares, establish conditions under which the several Series or Classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Directors. Until Shares are issued, the Board of Directors may exercise all rights of Shareholders and may take any action required by law or this Agreement to be taken by Shareholders.

     Section 5.10 Shareholder Meetings and Voting

     (a) Meetings of Shareholders. No annual or regular meetings of Shareholders are required. Special meetings of the Shareholders, including meetings involving only the holders of Shares of one or more but less than all Series or Classes thereof, may be called at any time by the Chairman of the Board of Directors or the President or any Vice-President of the Company, and shall be called by the President or the Secretary of the Company at the request, in writing or by resolution, of a majority of the Board of Directors, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of the Company entitled to vote at such meeting. Meetings of the Shareholders of any Series shall be called by the President or the Secretary at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of such Series of the Company entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting. Meetings of Shareholders of the Company or a Series or Class thereof may be held at such place within or without the State of Delaware as the Board of Directors shall designate.

     (b) Notice of Meetings. Notice of all meetings of the Shareholders, stating the time, place and purposes of the meeting, shall be given by the Board of Directors by delivering (by electronic, telephonic, facsimile or computerized means or other alternative means as may be approved by resolutions adopted by the Board of Directors) or mailing to each Shareholder at his address as recorded on the register of the Company mailed at least seven (7) days before the meeting, provided, however, that notice of a meeting need not be given to a Shareholder to whom such notice need not be given under the proxy rules of the Commission under the 1940 Act and the Securities Exchange Act of 1934, as amended. Any adjourned meeting may be held as adjourned without further notice. No notice need be given to any Shareholder who shall have failed to inform the Company of his current address or if a written waiver of notice, executed before or after the meeting by the Shareholder or his attorney thereunto authorized, is filed with the records of the meeting.

     (c) Record Date for Meetings and Other Purposes. For the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Board of Directors may from time to time close the transfer books for such period, not exceeding sixty (60) days, as the Directors may determine; or without closing the transfer books the Directors may fix a date not more than ninety (90) days prior to the date of any meeting of Shareholders or distribution or other action as a record date for the determination of the persons to be treated as Shareholders of record for such purposes.

     (d) Proxies. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that either: (i) an instrument authorizing such proxy to act is executed in writing by the Shareholder or by his duly authorized attorney in fact (who may be so authorized by a writing or by any non-written means permitted by the laws of the State of Delaware) and dated not more than eleven (11) months before the meeting unless the instrument specifically provides for a longer period; or (ii) such proxy to act is authorized by such electronic, telephonic, computerized or other alternative means as may be approved by a resolution adopted by the Board of Directors, which authorization is received not more than eleven (11) months before the meeting. Proxies may be solicited in the name of one or more Directors or one or more of the officers of the Company. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. The placing of a Shareholder's name on a proxy pursuant to telephonic or electronically transmitted instructions obtained pursuant to procedures reasonably designed to verify that such instructions have been authorized by such Shareholder shall constitute execution of such proxy by or on behalf of such Shareholder.

     (e) Abstentions and Broker Non-Votes. Outstanding Shares represented in person or by proxy (including Broker Non-Votes and Shares the holders of which abstain from voting with respect to one or more proposals presented for Shareholder approval) will be counted for purposes of determining whether a quorum is present at a meeting. Except as otherwise provided by law, abstentions will be treated as Shares that are present and entitled to vote for purposes of determining the number of Shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote cast on such proposal. A "Broker Non-Vote" occurs if a broker or nominee holding Shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal. Except as otherwise provided by law, Broker Non-Votes will be treated as present and entitled to vote for purposes of determining the number of Shares that are present and entitled to vote with respect to such proposal, but will not be counted as a vote cast on such proposal.

     (f) Quorum. Except as otherwise provided by law or this Agreement, the holders of thirty percent of the Shares issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

     (g) Action Without Meeting. Any action that may be taken by Shareholders may be taken without a meeting, without prior notice and without a vote if a majority of the Outstanding Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by law or this Agreement) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consents shall be treated for all purposes as a vote taken at a meeting of Shareholders.

     (h) Action at Meeting. When a quorum is present at any meeting, any matter other than the election of Directors to be voted upon by the Shareholders at such meeting shall be decided by the vote of the holders of Shares having a majority of the votes cast by the holders of all of the Shares present or represented and voting on such matter (or if there are two or more Series or Classes of Shares entitled to vote as separate Series or Classes, then in the case of each such Series or Class, the holders of a majority of the Shares of that Series or Class present or represented and voting on such matter), except when a different vote is required by law or this Agreement. When a quorum is present at any meeting, any election by Shareholders of Directors shall be determined by a plurality of the votes cast by the Shareholders entitled to vote on the election.

     (i) Inspection of Records. Shareholders of the Company and each Series thereof shall have the right, subject to such reasonable standards as may be established from time to time by the Board of Directors, to obtain from the Company or such Series upon reasonable demand and for any purpose reasonably related to such Shareholder's interest in the Company or such Series, the information described in Section 18-305(a) of the Act; provided, however, that the Company need not make available to any Shareholder, and may keep confidential, for any reasonable period of time, any such information reasonably believed by the Company to be in the nature of trade secrets or other information the disclosure of which the Company in good faith believes is not in the best interest of the Company or a Series, could damage the Company or a Series or the business of either or is prohibited by applicable law or regulation or by an agreement with a third party to keep such information confidential.

     Section 5.11 Series or Class Designation.

     (a) Without  limiting the  authority of the Board of Directors set forth in
Section 5.1 to establish and designate any further Series or Classes, the Series identified on Attachment A hereto, each consisting of the Classes identified thereon, are hereby established (the "Initial Series").

     (b) The Shares of the Initial Series and Classes thereof herein established and designated and any Shares of any further Series and Classes thereof that may from time to time be established and designated by the Board of Directors have been or shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined (unless the Board of Directors otherwise determines with respect to further Series or Classes at the time of establishing and designating the same) as set forth in the Prospectus, as amended from time to time; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series or Classes thereof (including, with respect to future Series or Classes of Shares, variations that cause such Series or Class of Shares to be senior to existing Series or Classes of Shares) as to investment objective, policies and restrictions, purchase price, payment obligations, distribution expenses, right of redemption, special and relative rights as to distributions on liquidation, conversion rights, exchange rights, and conditions under which the several Series or Classes shall have separate or different voting rights, all of which are subject to the limitations set forth below. All references to Shares in this Agreement shall be deemed to be Shares of any or all Series or Classes as the context may require.

     (c) As to any Initial Series and Classes herein established and designated and any further division of Shares of the Company into additional Series or Classes, the following provisions shall be applicable:

 (i) The number of authorized Shares and the number of Shares of each Series or Class thereof that may be issued shall be unlimited. The Board of Directors may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or one or more Classes that may be established and designated from time to time. The Board of Directors may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Company, at its discretion, from time to time.

(ii) All consideration received by the Company for the issue or sale of Shares of a particular Series or Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of account of the Company. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Board of Directors shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation by the Board of Directors shall be conclusive and binding upon the Shareholders of all Series for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(iii) The assets belonging to each particular Series shall be charged with the liabilities of the Company in respect of that Series or the appropriate Class or Classes thereof and all expenses, costs, charges and reserves attributable to that Series or Class or Classes thereof, and any general liabilities, expenses, costs, charges or reserves of the Company, which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Board of Directors to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The assets of a particular Series of the Company shall under no circumstances be charged with liabilities attributable to any other Series or Class thereof of the Company. All persons extending credit to, or contracting with or having any claim against a particular Series or Class of the Company shall look only to the assets of that particular Series for payment of such credit, contract or claim.

(iv) The power of the Company to make distributions shall be governed by Section
     7.2 of this Agreement. With respect to any Series or Class, distributions on Shares of a particular Series or Class may be paid with such frequency as the Board of Directors may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, to the holders of Shares of that Series or Class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to that Series or Class. All distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class held by such Shareholders at the time of record established for the payment of such distribution.

 (v) Each Share of a Series of the Company or Class thereof shall represent a limited liability company interest in the Company with respect to the net assets of such Series. Each holder of Shares of a Series or Class thereof shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series or Class thereof net of expenses. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series or Class thereof, such Shareholder shall be paid solely out of the funds and property of such Series of the Company. Upon liquidation or termination of a Series or Class thereof of the Company, subject to satisfaction of liabilities to creditors, Shareholders of such Series or Class thereof shall be entitled to receive a pro rata share of the net assets of such Series, provided that, upon the liquidation of a Tax Partnership Series, any Company Property of such Tax Partnership Series remaining after the payment of, or provision for the payment of, any liabilities of such Tax Partnership Series shall be distributed to its Shareholders in proportion to, and in return of, their positive Capital Account balances determined after having reflected in such Capital Accounts all adjustments, including adjustments for the Tax Year of such Tax Partnership Series during which the liquidation occurs, as are required by this Agreement. To the fullest extent permitted by law, a Shareholder of a particular Series of the Company shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Company.

(vi) On each matter submitted to a vote of Shareholders, all Shareholders of all Series and Classes shall vote as a single class; provided, however, that:
     (1) as to any matter with respect to which a separate vote of the Shareholders of any Series or Class is required by the 1940 Act or is required by attributes applicable to any Series or Class or is required by any Rule 12b-1 plan, such requirements as to a separate vote by the Shareholders of that Series or Class shall apply; (2) to the extent that a matter referred to in clause (1) above, affects more than one Class or Series and the interests of each such Class or Series in the matter are identical, then, subject to clause (3) below, the Shares of all such affected Classes or Series shall vote as a single class; (3) as to any matter which does not affect the interests of a particular Series or Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote; and (4) the provisions of the following sentence shall apply. On any matter that pertains to any particular Class of a particular Series or to any Class expenses with respect to any Series which matter may be submitted to a vote of Shareholders, only Shares of the affected Class or that Series, as the case may be, shall be entitled to vote except that: (i) to the extent said matter affects Shares of another Class or Series, the Shareholders holding such other Shares shall also be entitled to vote, and in such cases Shares of the affected Class, as the case may be, of such Series shall be voted in the aggregate together with such other Shares; and (ii) to the extent that said matter does not affect Shares of a particular Class of such Series, said Shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Directors acting in its sole discretion) even though the matter is submitted to a vote of the Shareholders of any other Class or Series.

(vii)Except as otherwise provided in this Article V, the Board of Directors shall have the power to determine the designations, preferences, privileges, payment obligations, limitations and rights, including voting and distribution rights, of each Class and Series of Shares. Subject to compliance with the requirements of the 1940 Act, the Board of Directors

(viii) At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Board of Directors may abolish that Series or Class and the establishment and designation thereof.

     Section 5.12 Assent to Agreement. Every Shareholder, by virtue of having accepted a Share and become a Shareholder, shall be held to have expressly assented and agreed to the terms of this Agreement.

     Section 5.13 Limitation of Liabilities of Series. No debt, liability, obligation or expense of a Series shall be a debt, liability, obligation or expense of any other Series. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets of such Series only, and not against any other assets of the Company generally or any other Series, and, except as expressly provided herein, none of the debts, liabilities, obligations or expenses incurred, contracted for or otherwise existing with respect to the Company generally, or any other Series, shall be enforceable against the assets of such Series. The Board of Directors shall maintain records accounting for the assets associated with each Series (and Class thereof) of the Company separate from the other assets of the Company, or any other Series or Class thereof. Such records shall reasonably identify the assets associated with each Series (and Class thereof) of the Company including, without limitation, by specific listing, category, type, quantity, computational or allocational formula or procedure (including a percentage or share of any asset or assets) or by any other method where the identity of such assets is objectively determinable. The Certificate of Formation shall at all times contain a notice of the limitation on liabilities of the Series in conformity with Section 18-215 of the Act.

                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

     Section 6.1 Redemption of Shares.

     (a) All Shares of the Company shall be redeemable, at the redemption price determined in the manner set out in this Agreement. Redeemed or repurchased Shares may be resold by the Company. The Company may require any Shareholder to pay a sales charge to the Company or a Series, the underwriter, or any other Person designated by the Board of Directors upon redemption or repurchase of Shares in such amount and upon such conditions as shall be determined from time to time by the Board of Directors.

     (b) The Company or a Series shall redeem the Shares of the Company or any Series or Class thereof at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Board of Directors may determine) at such office or agency as may be designated from time to time for that purpose by the Board of Directors. The Company may, from time to time, specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Company's then effective Prospectus.

     (c) In the case of each Tax Partnership Series, any distribution in redemption of all of a Shareholder's Shares in the Tax Partnership Series shall be made in return of, and in the amount of, such Shareholder's Capital Account balance determined after having reflected in such Capital Account all adjustments, including adjustments for the Tax Year of the Tax Partnership Series during which such redemption of such Shares occurs as are required by this Agreement,

     Section 6.2 Price. Shares shall be redeemed at a price based on their net asset value determined as set forth in Section 7.1 hereof as of such time as the Board of Directors shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be based on the net asset value of such Shares next determined as set forth in
Section 7.1 hereof after receipt of such application. The amount of any contingent deferred sales charge or redemption fee payable upon redemption of Shares may be deducted from the proceeds of such redemption.

     Section 6.3 Payment. Payment of the redemption price of Shares of the Company or any Series or Class thereof shall be made in cash or in property to the Shareholder at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Company's then effective Prospectus, subject to the provisions of Section 6.4 hereof. Notwithstanding the foregoing, the Company may withhold from such redemption proceeds any amount arising (i) from a liability of the redeeming Shareholder to the Company or (ii) in connection with any Federal or state tax withholding requirements.

     Section 6.4 Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 6.9 hereof, the Board of Directors shall declare a suspension of the determination of net asset value with respect to Shares of the Company or of any Series or Class thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Company or a Series or Class thereof shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any Share certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

     Section 6.5 Repurchase by Agreement. The Company or any Series may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

     Section 6.6 Redemption of Shareholder's Interest. The Board of Directors, in its sole discretion, may cause the Company or any Series to redeem all of the Shares of one or more Series or Class thereof held by any Shareholder if: (i) the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Board of Directors; or (ii) the Board of Directors determines that direct or indirect ownership of Shares of any Series may cause any Tax Partnership Series to be treated as a "publicly traded partnership" as defined in Section 7704(b) of the Code; or (iii) to the extent consistent with the 1940 Act, the Board of Directors determines that redemption of a Shareholder's interest in the Company or a Series or a Class is in the best interests of the applicable Series or Class.

     Section 6.7 Disclosure of Holdings. The holders of Shares or other securities of the Company or any Series of the Company shall upon demand disclose to the Company in writing such information with respect to direct and indirect ownership of Shares or other securities of the Company or any Series of the Company as the Company deems necessary to comply with the provisions of applicable law.

     Section 6.8 Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Company may also reduce the number of outstanding Shares of the Company or of any Series of the Company pursuant to the provisions of Section 7.3.

     Section 6.9 Suspension of Right of Redemption. The Company may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period: (i) during which the New

York Stock Exchange is closed other than customary weekend and holiday closings;
(ii) during which trading on the New York Stock Exchange is restricted; (iii) during which an emergency exists as a result of which disposal by the Company or a Series thereof of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Company or a Series thereof fairly to determine the value of its net assets; or (iv) during any other period when the Commission may for the protection of Shareholders of the Company by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in clauses (ii), (iii), or
(iv) exist. Such suspension shall take effect at such time as the Company shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Company shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Company shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

     Section 6.10 Bankruptcy, Etc.

     (a) Unless otherwise prescribed by resolution adopted by the Board of Directors, a Shareholder shall not cease to be a Shareholder notwithstanding that the Shareholder:

     (i) makes an assignment for the benefit of creditors;

     (ii) files a voluntary petition in bankruptcy;

     (iii) is  adjudged a bankrupt  or  insolvent,  or has  entered  against the
     Shareholder   an  order  for  relief,   in  any  bankruptcy  or  insolvency
     proceeding;

     (iv)  files  a  petition  or  answer  seeking  for  the   Shareholder   any
     reorganization,   arrangement,  composition,   readjustment,   liquidation,
     dissolution or similar relief under any statute, law or regulation;

     (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Shareholder in any proceeding of this nature; or

     (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Shareholder or of all or any substantial part of the Shareholder's properties.

     (b) Unless otherwise prescribed by resolution adopted by the Board of Directors, a Shareholder shall not cease to be a Shareholder notwithstanding that:

     (i) 120 days after the commencement of any proceeding against the Shareholder seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, the proceeding has not been dismissed, or

     (ii) if within 90 days after the appointment without the Shareholder's consent or acquiescence of a trustee, receiver or liquidator of the Shareholder or of all or any substantial part of the Shareholder's properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated.

                                   ARTICLE VII

         DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

     Section 7.1 Net Asset Value. The net asset value of each outstanding Share of the Company or of each Series or Class thereof shall be determined on such days and at such time or times as the Board of Directors may determine. The value of the assets of the Company or any Series thereof may be determined: (i) by a pricing service which utilizes electronic pricing techniques based on general institutional trading; (ii) by appraisal of the securities owned by the Company or any Series of the Company; (iii) in certain cases, at amortized cost; or (iv) by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Board of Directors. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities which shall be deemed appropriate, as incurred by or allocated to the Company or any Series or Class of the Company. The resulting amount which shall represent the total net assets of the Company or Series or Class thereof shall be divided by the number of Shares of the Company or Series or Class thereof outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Company or Series or Class thereof. The net asset value of the Shares shall be determined at least once on each business day, as of the close of regular trading on the New York Stock Exchange or as of such other time or times as the Board of Directors shall determine. The power and duty to make the daily calculations may be delegated by the Board of Directors to the Investment Adviser, the Administrator, the Custodian, the Transfer Agent or such other Person as the Board of Directors by resolution may determine. The Board of Directors may suspend the daily determination of net asset value to the extent permitted by the 1940 Act. It shall not be a violation of any provision of this Agreement if Shares are sold, redeemed or repurchased by the Company at a price other than one based on net asset value if the net asset value is affected by one or more errors inadvertently made in the pricing of portfolio securities or in accruing income, expenses or liabilities.

     Section 7.2 Distributions to Shareholders.

     (a) The Board of Directors shall from time to time distribute ratably among the Shareholders of the Company or of a Series or Class thereof such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Company or such Series as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Company or Series or Class or any assets thereof), and the Board of Directors may distribute ratably among the Shareholders of the Company or Series or Class thereof additional Shares of the Company or Series or Class thereof issuable hereunder in such manner, at such times, and on such terms as the Board of Directors may deem proper. Such distributions may be among the Shareholders of the Company or Series or Class thereof at the time of declaring a distribution or among the Shareholders of the Company or Series or Class thereof at such other date or time or dates or times as the Board of Directors shall determine. The Board of Directors may in its discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the then effective Prospectus of the Company. The Board of Directors may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Company or a Series or Class thereof or to meet obligations of the Company or a Series or Class thereof, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Company may adopt and offer to Shareholders such distribution reinvestment plans, cash distribution payout plans or related plans as the Board of Directors shall deem appropriate. The Board of Directors may in its discretion determine that an account administration fee or other similar charge may be deducted directly from the income and other distributions paid on Shares to a Shareholder's account in each Series or Class. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to a Shareholder on account of its interest in the Company (including with respect to any Series) if such distribution would violate the Act or any other applicable law.

     (b) Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Board of Directors the power in its discretion to distribute for any fiscal year as ordinary diistributions and as capital gains distributions, respectively, additional amounts sufficient to enable the Company or a Series or Class thereof to avoid or reduce liability for taxes.

     Section 7.3 Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares. Subject to Section 5.11 hereof, the net income of the Series and Classes thereof of the Company shall be determined in such manner as the Board of Directors shall provide by resolution. Expenses of the Company or of a Series or Class thereof, including the advisory or management fee, shall be accrued each day. Each Class shall bear only expenses relating to its Shares and an allocable share of Series expenses in accordance with such policies as may be established by the Board of Directors from time to time and as are not inconsistent with the provisions of this Agreement or of any applicable document filed by the Company with the Commission or any applicable provision of the Code. Such net income may be determined by or under the direction of the Board of Directors as of the close of regular trading on the New York Stock Exchange on each day on which such market is open or as of such other time or times as the Board of Directors shall determine, and, except as provided herein, all the net income of any Series or Class, as so determined, may be declared as a dividend on the Outstanding Shares of such Series or Class. If, for any reason, the net income of any Series or Class determined at any time is a negative amount, or for any other reason, the Board of Directors shall have the power with respect to such Series or Class: (i) to offset each Shareholder's pro rata share of such negative amount from the accrued distribution account of such Shareholder; or (ii) to reduce the number of Outstanding Shares of such Series or Class by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income; or (iii) to cause to be recorded on the books of the Company an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Company with respect to such Series or Class and shall not be paid to any Shareholder, of distributions declared thereafter upon the Outstanding Shares of such Series or Class on the day such negative net income is experienced, until such asset account is reduced to zero.

     Section 7.4 Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, but subject to Section 5.11 hereof, the Board of Directors may prescribe, in its absolute discretion, such other bases and times for determining the per Share net asset value of the Shares of the Company or a Series or Class thereof or net income of the Company or a Series or Class thereof, or the declaration and payment of distributions as they may deem necessary or desirable. Without limiting the generality of the foregoing, the Board of Directors may establish several Series or Classes of Shares in accordance with Section 5.11, and declare distributions thereon in accordance with Section 5.11(c)(iv).

                                  ARTICLE VIII

               DURATION; TERMINATION OR DISSOLUTION OF COMPANY OR
                   A SERIES OR CLASS; AMENDMENT; MERGERS, ETC.

     Section 8.1 Duration. The Company shall continue without limitation of time but subject to the provisions of this Article VIII.

     Section 8.2 Termination or Dissolution of the Company or a Series or a Class. The Company or any Series or Class thereof may be terminated or dissolved, as applicable: (i) at any meeting of Shareholders of the Company or the appropriate Series or Class thereof by the affirmative vote of the holders of not less than two-thirds of the Outstanding Shares of the Company or the appropriate Series or Class; (ii) by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Outstanding Shares of the Company or a Series or Class thereof; provided, however, that, if such termination or dissolution, as applicable, as described in clauses (i) and
(ii) is recommended by the Board of Directors, the vote or written consent of a majority of the Outstanding Shares of the Company or a Series or Class thereof entitled to vote shall be sufficient authorization; or (iii) by written notice to Shareholders stating that a majority of the Board of Directors has determined that the continuation of the Company or a Series or a Class thereof is not in the best interest of the Company, such Series or Class, or their respective Shareholders. In making such determination, the Board of Directors may rely on factors including but not limited to the inability of a Series or Class or the Company to maintain its assets at an appropriate size, changes in laws or regulations governing the Series or Class or the Company or affecting assets of the type in which such Series or Class or the Company invests or economic developments or trends having a significant adverse impact on the business or operations of such Series or Class or the Company. Notwithstanding any other provision of this Agreement, a Series or Class shall terminate upon the dissolution of the Company or the entry of a decree of judicial termination under Section 18-215 of the Act. The termination of a Series shall not, in and of itself, dissolve the Company. The termination of a Series shall not affect the limitation on liabilities of such Series. Notwithstanding any other provision of this Agreement, the Company shall be dissolved, and its affairs shall be wound up, upon the first to occur of the following: (i) the termination of the legal existence of the last remaining Shareholder or the occurrence of any other event which terminates the continued membership of the last remaining Shareholder in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act, or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the termination or dissolution, as applicable, of the Company or a Series or Class,

     (i) the Company, Series or Class shall carry on no business except for the purpose of winding up its affairs.

     (ii) the Board of Directors shall proceed to wind up the affairs of the Company, Series or Class and all of the powers of the Board of Directors under this Agreement shall continue, including the power to fulfill or discharge the contracts of the Company, Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Company Property or Company Property of such Series or Class, as applicable, to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business without the approval or consent of Shareholders.

     (iii) after satisfaction (whether by payment or the making of reasonable provisions for payment) of all liabilities of the Company (and/or the applicable, terminated Series), and upon receipt of such releases, indemnities and refunding agreements as the Board of Directors deems necessary for its protection, the Board of Directors may distribute the remaining Company Property or the remaining Company Property of the terminated Series or Class, as applicable, in cash or in kind or partly each, among the Shareholders of the Company or the Series or Class according to their respective rights.

     (b) After termination or dissolution, as applicable, of the Company, Series or Class and distribution to the Shareholders as herein provided, the Board of Directors, to the fullest extent permitted by law, shall thereupon be discharged from all further liabilities and duties with respect to the Company or the terminated Series or Class, and the rights and interests of all Shareholders of the Company or the terminated Series or Class shall thereupon cease. Following the termination of the Company, the Board of Directors shall lodge among the records of the Company and, if and as required by the Act, file with the appropriate authority in the State of Delaware an instrument in writing setting forth the fact of such termination. The termination of any Series or Class shall be reflected in the books and records of the Company.

     Section 8.3 Amendment Procedure.

     (a) This Agreement may be amended by a vote of a majority of the Board of Directors, without approval or consent of the Shareholders, for any purpose so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable. Without limiting the foregoing, the Board of Directors may amend this Agreement without the approval or consent of Shareholders: (i) to change the name of the Company or any Series; (ii) to add to the Board of Director's duties or obligations or surrender any rights or powers granted to it herein; (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement; (iv) to eliminate or modify any provision of this Agreement that (a) incorporates, memorializes or sets forth an existing requirement imposed by or under any Federal or state statute or any rule, regulation or interpretation thereof or thereunder or (b) any rule, regulation, interpretation or guideline of any Federal or state agency, now or hereafter in effect, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and
interpretations   thereof),   to  the  extent  any  change  in  applicable   law
liberalizes, eliminates or modifies any such requirements, but the Board of Directors shall not be liable for failure to do so; and (v) to implement and reflect the issuance of any additional Series or Class thereof as permitted by this Agreement.

     (b) The Board of Directors may also amend this Agreement without the approval or consent of Shareholders if the Board of Directors deems it necessary to conform this Agreement to the requirements of applicable Federal or state laws or regulations or, to the extent applicable to the Company or any Series of the Company, the requirements of the regulated investment company provisions of the Code, or if requested or required to do so by any Federal agency or by a state Blue Sky commissioner or similar official, but the Board of Directors shall not be liable for failing so to do.

     (c) If an amendment to this Agreement adversely affects the rights of any Shareholder with respect to which such amendment is or purports to be applicable, or if the Board of Directors determines that Shareholder approval of an amendment to this Agreement is required by applicable laws and regulation, or if the Board of Directors determines that Shareholder approval, if not required, is nevertheless appropriate or desirable, or if action with respect to such an amendment is submitted to Shareholders without the Board of Directors having made any such determination, the Shareholders shall approve the amendment: (i) at a meeting of Shareholders of the Company or the appropriate Series by the affirmative vote of the holders of not less than two-thirds of the Outstanding Shares of the Company or the appropriate Series; or (ii) by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Outstanding Shares of the Company or a Series thereof; provided, however, that, if such amendment is recommended by the Board of Directors, the vote or written consent of a majority of the Outstanding Shares of the Company or a Series entitled to vote shall be sufficient authorization.

     (d) Nothing contained in this Agreement shall permit the amendment of this Agreement to impair the exemption from personal liability of the Shareholders, Directors, officers, employees and agents of the Company or to permit assessments upon Shareholders.

     (e) A certificate signed by an officer of the Company setting forth an amendment and reciting that it was duly adopted by the Board of Directors or by the Shareholders as aforesaid shall be conclusive evidence of such amendment when lodged among the records of the Company.

     Section 8.4 Merger, Consolidation, Conversion and Sale of Assets. The Company or any Series thereof may merge, consolidate or convert into any other corporation, association, trust or other business entity (as defined in Section 18-209 of the Act) (including, in the case of a Series, another Series of Shares of the Company) or may sell, lease or exchange all or substantially all of the Company Property or Company Property of such Series, as applicable, including its good will, upon such terms and conditions and for such consideration when and as authorized by a vote of a majority of the Board of Directors, without approval or consent of the Shareholders, to the extent consistent with applicable laws and regulation. If the Board of Directors determines that Shareholder approval of such a transaction is required by applicable laws and regulation, if the Board of Directors determines that Shareholder approval, if not required, is nevertheless appropriate or desirable or if action with respect to such a transaction is submitted to Shareholders without the Board of Directors having made any such determination, the Shareholders shall approve the transaction: (i) at a meeting of Shareholders of the Company or the appropriate Series by the affirmative vote of the holders of not less than two-thirds of the Outstanding Shares of the Company or the appropriate Series; or (ii) by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Outstanding Shares of the Company or the appropriate Series thereof; provided, however, that, if such transaction is recommended by the Board of Directors, the vote or written consent of a majority of the Outstanding Shares of the Company or a Series entitled to vote shall be sufficient authorization.

     Section 8.5 Incorporation. The Company may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all or any portion of the Company Property or the Company Property of one or more Series or to carry on any business in which the Company shall directly or indirectly have any interest, and to sell, convey and transfer all or any portion of the Company Property or the Company Property of such Series, as applicable, to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Company or such Series holds or is about to acquire shares or any other interest. The Company may also cause a merger or consolidation between the Company or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Company to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring all or a portion of the Company Property or the Company Property of such Series, as applicable, to such organization or entities.

                                   ARTICLE IX

                       TAX CLASSIFICATION AND ALLOCATIONS

     Section 9.1 Classification. The Board of Directors may, in its discretion, cause any Series or Class thereof to elect to be classified, change its classification or maintain its classification: (A) as a partnership for federal income tax purposes pursuant to Section 301.7701-3 of the Treasury Regulations, in the case of a Series with at least two (2) Shareholders (referred to herein as a "Tax Partnership Series"); (B) as disregarded as an entity separate from its owner for federal income tax purposes pursuant to Section 301.7701-3 of the Treasury Regulations, in the case of a Series with one (1) Shareholder; or (C) as an association taxable as a corporation for federal income tax purposes pursuant to Section 301.7701-3 of the Treasury Regulations, in the case of a Series with one (1) or more Shareholders.

     Section 9.2 Capital Accounts.

     (a) An account (a "Capital Account") shall be maintained with respect to each Shareholder of each Tax Partnership Series. Each Capital Account shall be increased by the amount of cash contributions to the capital of the Tax Partnership Series by such Shareholder, the fair market value of property contributed to the Tax Partnership Series by such Shareholder (net of any liabilities that the Tax Partnership Series is considered to assume or take subject to), and the distributive share of the Net Income of the Tax Partnership Series as allocated to such Shareholder. Each Shareholder's Capital Account shall be decreased by the amount of Net Loss of the Tax Partnership Series allocated to such Shareholder, the amount of all distributions in cash to such Shareholder pursuant to this Agreement, and the fair market value of property distributed to such Shareholder (net of any liabilities that such Shareholder is considered to assume or take subject to).

     (b) In the event of a transfer of any interest in the Tax Partnership Series in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

     Section 9.3 Allocations of Net Income and Net Loss. At the end of each Tax Allocation Period of a Tax Partnership Series, the Capital Account of each Shareholder of such Tax Partnership Series shall be adjusted by crediting the Net Income or debiting the Net Loss, as the case may be, attributable to the Tax

Partnership Series to which such Capital Account relates to the Capital Accounts of all Shareholders of such Tax Partnership Series in proportion to their respective Capital Accounts in such Tax Partnership Series at the beginning of that Tax Allocation Period. In the event a single Tax Partnership Series has multiple Classes with varying economic rights (including with respect to expense sharing), the Board of Directors may specially allocate Net Income or Net Loss (or items thereof) among such Classes in a manner determined by the Board of Directors in its sole discretion sufficient to reflect such relative economic rights.

     Section 9.4 Federal Income Tax Allocations. For each Tax Allocation Period, items of income, gain, loss, deduction, and credit of a Tax Partnership Series (including items of income or gain which are not subject to federal income taxation and items which are not deductible for federal income lax purposes and not property chargeable to capital accounts) shall be allocated, solely for federal income tax purposes, to and among the Shareholders of such Tax
Partnership Series in any manner, as reasonably determined by the Board of Directors, that reflects equitably amounts credited or debited to each such Shareholder's Capital Account under Section 9.3 for the current and prior Tax Allocation Periods. The allocations shall be made pursuant to the general principles of Section 704(b) and Section 704(c) of the Code and the Treasury Regulations thereunder.

     Section 9.5 State and Local Tax Allocations. Items of income, gain, loss, deduction and credit for state and local income tax purposes shall be allocated to and among the Shareholders of a Tax Partnership Series in a manner consistent with the allocation of such items to such Shareholder for federal income tax purposes under Section 9.4 hereof.

     Section 9.6 Tax Matters Partner. The Board of Directors shall designate a Shareholder of each Tax Partnership Series as a tax matters partner, as defined in Code Section 6231(a)(7), for such Tax Partnership Series ("Tax Matters Partner"). The Board of Directors may remove a Tax Matters Partner and appoint a new Tax Matters Partner in its discretion provided that each Tax Matters Partner shall be a Shareholder of such Series. The Tax Matters Partner shall act at the direction of the Board of Directors.

                                    ARTICLE X

                             REPORTS TO SHAREHOLDERS

     The Company shall at least semi-annually submit to the Shareholders of each Series a written financial report of the transactions of the Company and Series thereof, including financial statements which shall at least annually be certified by an independent registered public accounting firm.

                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.1 Filing. This Agreement and any amendment hereto shall be lodged among the records of the Company and, to the extent required by the Act, filed with the appropriate authority in the State of Delaware. Each amendment when lodged among the records of the Company shall be accompanied by the certificate required by Section 8.3(e) hereof, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its approval. A restated Agreement, integrating into a single instrument all of the provisions of the Agreement which are then in effect and operative, may be approved from time to time by a majority of the Board of Directors. A restated Agreement shall, upon approval by the Board of Directors, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Agreement and the various amendments thereto.

     Section 11.2 Governing Law. This Agreement and the rights of all parties hereto and the validity and construction of every provision hereof shall be subject to and construed according to the laws of the State of Delaware without regard to the conflict of law principles thereof.

     Section 11.3 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Company appears to be a Director hereunder or an officer of the Company, certifying: (a) the number or identity of Directors or Shareholders; (b) the due authorization of the execution of any instrument or writing; (c) the form of any vote passed at a meeting of the Board of Directors or Shareholders; (d) the fact that the number of Directors or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Agreement; (e) the form of any instrument adopted by or the identity of any officers elected by the Board of Directors; or
(f) the existence of any fact or facts which in any manner relate to the affairs of the Company, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Company and its successors.

     Section 11.4 Provisions in Conflict with Law or Regulations.

     (a) The provisions of this Agreement are severable, and if the Board of Directors shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act or, to the extent applicable, the regulated investment company provisions of the Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Agreement; provided, however, that such determination shall not affect any of the remaining provisions of this Agreement or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Agreement shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

     Section 11.5 Sufficiency and Waivers of Notice. Whenever any notice whatever is required to be given by law or this Agreement, a waiver thereof in writing, signed by the Person or Persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. A notice shall be deemed to have been sent by mail, telegraph, cable, wireless, facsimile or electronic means for the purposes of this Agreement when it has been delivered to a representative of any entity holding itself out as capable of sending notice by such means with instructions that it be so sent.

                                                                      APPENDIX E

                    COMPARISON OF MASSACHUSETTS AND DELAWARE
                      GOVERNING INSTRUMENTS AND STATE LAWS

     The following is a comparison of the governing documents of and the state laws applicable to, respectively, JHF II, a Massachusetts business trust, and JHF II LLC which will continue the business of JHF II after the Reorganization as a Delaware limited liability company. This summary is qualified by reference to JHF II's Declaration of Trust and the form of the LLC Agreement for JHF II LLC, copies of which are included as, respectively, Appendices C and D to this Proxy Statement.

Organization and Capital Structure

     JHF II. JHF II is a Massachusetts business trust. A Massachusetts business trust is an unincorporated business association organized under the Massachusetts statute governing business trusts (the "Massachusetts Statute"). JHF II's operations are governed by its Declaration of Trust and By-laws, both as amended from time to time. The business and affairs of JHF II are managed under the supervision of its Board of Trustees.

     The shares of beneficial interest of JHF II each have a par value of $0.01 per share. The Declaration of Trust authorizes JHF II to issue an unlimited number of shares, which may be divided into separate series and classes of shares.

     JHF II LLC. After the Reorganization, JHF II LLC will be a Delaware limited liability company. A Delaware limited liability company is formed under the Delaware Limited Liability Company Act (the "DLLC Act"). JHF II LLC's operations are governed by the DLLC Act, its Certificate of Formation and the LLC Agreement, and its business and affairs are managed under the supervision of its Board of Directors.

     The LLC Agreement authorizes JHF II LLC to issue an unlimited number of shares of limited liability company interest (without par value), which may be divided into separate series and classes.

     JHF II LLC's series and classes of shares of limited liability company interest will be identical to JHF II's series and classes of shares of beneficial interest.

Meetings of Shareholders and Voting Rights

     JHF II. The Massachusetts Statute does not address meetings of shareholders or voting rights.

     Neither the  Declaration  of Trust nor JHF II's  By-Laws  require JHF II to hold an annual shareholders' meeting. Rather, special meetings of the shareholders, including meetings involving only the holders of shares of one or more but less than all series or classes thereof, may be called at any time by the Chairman of the Board, President, or any Vice-President of JHF II, and will be called by the President or the Secretary at the request, in writing or by resolution, of a majority of the Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of outstanding shares of JHF II entitled to vote at such meeting.

     Under the By-Laws, the holders of a majority of the outstanding shares of JHF II or a series or class thereof present in person or by proxy and entitled to vote constitutes a quorum at any meeting of the shareholders of JHF II or a series or class thereof.

     The Declaration of Trust provides that shareholders have the right to vote only: (1) for the election of Trustees; (2) with respect to any investment advisory contract submitted to shareholders for their approval; (3) with respect to any termination of JHF II or any series of shares thereof as provided in the

Declaration of Trust; (4) with respect to any amendment of the Declaration of Trust to a limited extent and as provided in the Declaration of Trust; (5) with respect to a merger, consolidation or sale of assets as provided in the Declaration of Trust; (6) with respect to incorporation of JHF II to the extent and as provided in the Declaration of Trust; (7) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of JHF II or any series of shares thereof or the shareholders; (8) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and
(9) with respect to such additional matters relating to JHF II as may be required by the Declaration of Trust, the By-Laws, JHF II's registration with the SEC, or any state or as the Trustees may consider necessary or desirable.

     The Declaration of Trust provides that, as determined by the Board of Trustees without the vote or consent of shareholders, on any matter submitted to a vote of shareholders either: (i) the holder of each whole share will be entitled to one vote as to any matter on which it is entitled to vote and the holder of each fractional share will be entitled to a proportionate fractional vote; or (ii) the owner of each dollar of net asset value (number of shares owned times net asset value per share of such series or class, as applicable) will be entitled to one vote on any matter on which such holders of shares are entitled to vote and the owner of each fractional dollar amount will be entitled to a proportionate fractional vote. The Board of Trustees may, in conjunction with the establishment of any further series or any classes of shares, establish conditions under which the holders of the several series or classes of shares will have separate voting rights or no voting rights. There is no cumulative voting in the election of Trustees. Until shares are issued, the Board of Trustees may exercise all rights of shareholders and may take any action required by law or the LLC Agreement to be taken by shareholders.

     On each matter submitted to a vote of shareholders, all shares of all series and classes will vote as a single class; provided, however, that (1) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or is required by attributes applicable to any series or class or is required by any Rule 12b-1 plan, such requirements as to a separate vote by that series or class will apply, (2) to the extent that a matter referred to in clause (1) above affects more than one class or series and the interests of each such class or series in the matter are identical, then, subject to clause (3) below, the shares of all such affected classes or series will vote as a single class; (3) as to any matter which does not affect the interests of a particular series or class, only the holders of shares of the one or more affected series or classes will be entitled to vote; and (4) the provisions of the following sentence will apply. On any matter that pertains to any particular class of a particular series or to any class expenses with respect to any series which matter may be submitted to a vote of shareholders, only shares of the affected class or that series, as the case may be, will be entitled to vote except that: (i) to the extent said matter affects shares of another class or series, such other shares will also be entitled to vote, and in such cases shares of the affected class, as the case may be, of such series will be voted in the aggregate together with such other shares; and (ii) to the extent that said matter does not affect shares of a particular class of such series, said shares will not be entitled to vote (except where otherwise required by law or permitted by the Trustees acting in their sole discretion) even though the matter is submitted to a vote of the shareholders of any other class or series.

     JHF II LLC. Neither the DLLC Act nor the LLC Agreement requires JHF II LLC to hold annual meetings of its members (hereinafter "shareholders").

     Under the LLC Agreement, shareholders have the right to vote only: (1) for the election of Directors; (2) with respect to any investment advisory contract submitted to shareholders for their approval; (3) with respect to the termination of JHF II LLC or a series or class thereof to a limited extent and as provided in the LLC Agreement; (4) with respect to any amendment of the LLC Agreement to a limited extent and as provided in the LLC Agreement; (5) with respect to a merger, consolidation or sale of assets of JHF II LLC or any series thereof to a limited extent and as provided in the LLC Agreement; (6) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and (7) with respect to such additional matters relating to JHF II LLC as may be required by the LLC Agreement, any registration of JHF II LLC as an investment company under the 1940 Act with the SEC or any state or as the Board of Directors may consider necessary or desirable.

     The LLC Agreement provides that, as determined by the Board of Directors without the vote or consent of shareholders, on any matter submitted to a vote of shareholders either: (i) the holder of each whole share will be entitled to one vote as to any matter on which it is entitled to vote and the holder of each fractional share will be entitled to a proportionate fractional vote; or (ii) the owner of each dollar of net asset value (number of shares owned times net asset value per share of such series or class, as applicable) will be entitled to one vote on any matter on which such holders of shares are entitled to vote and the owner of each fractional dollar amount will be entitled to a proportionate fractional vote. The Board of Directors may, in conjunction with the establishment of any further series or any classes of shares, establish conditions under which the holders of the several series or classes of shares will have separate voting rights or no voting rights. There is no cumulative voting in the election of Directors. Until shares are issued, the Board of Directors may exercise all rights of shareholders and may take any action required by law or the LLC Agreement to be taken by shareholders.

     The LLC Agreement further provides that the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, constitutes a quorum for the transaction of business. When a quorum is present at any meeting, any matter to be voted upon by the shareholders at such meeting other than the election of Directors is decided by the vote of the holders of shares having a majority of the votes cast by the holders of all of the shares present or represented and voting on such matter (or if there are two or more classes of shares entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the shares of that class present or represented and voting on such matter), except when a different vote is required by law or the LLC Agreement. When a quorum is present at any meeting, any election by shareholders of Directors is determined by a plurality of the votes cast by the shareholders entitled to vote on the election.

Board Action Without Shareholder Approval; Reorganizations

     JHF II. Under the Declaration of Trust, the Trustees of JHF II have the authority, without action or approval of shareholders, from time to time to designate any class of shares of a series of shares as a separate series of shares as they deem necessary or desirable.

     Under the Declaration of Trust, JHF II or one or more series of shares may merge or consolidate into any corporation, association, trust or other organization or may sell, lease or exchange all of the JHF II property, or the property belonging to any one or more series of shares including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the shares of the JHF II or such series outstanding and entitled to vote and present in person or by proxy at a meeting of shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of JHF II or such series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the outstanding shares of JHF II or such series entitled to vote is sufficient authorization; and any such merger, consolidation, sale, lease or exchange is deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

     JHF II LLC. Under the LLC Agreement, the Board of Directors of JHF II LLC has the exclusive authority without the requirement of shareholder approval to designate from time to time any class of shares of a series as a separate series of shares.

     Under the LLC Agreement, JHF II LLC or any series thereof may merge, consolidate or convert into any other corporation, association, trust or other organization (including, in the case of a series, another series of shares of JHF II LLC) or may sell, lease or exchange all or substantially all of JHF II LLC's property or the property of such series, as applicable, including its goodwill, upon such terms and conditions and for such consideration when and as authorized by a vote of a majority of the Board of Directors, without approval or consent of the shareholders, to the extent consistent with applicable laws and regulation. If the Board determines that shareholder approval of such a transaction is required by applicable laws and regulation, or that, if not required, is nevertheless appropriate or desirable, or if such a transaction is submitted to shareholders without the Board having made any such determination, the shareholders will approve the transaction (i) at a meeting of shareholders of JHF II LLC or the appropriate series by the affirmative vote of the holders of not less than two-thirds of the outstanding shares of JHF II LLC or the appropriate series or (ii) by an instrument in writing without a meeting, consented to by such holders; provided, however, that, if such transaction is recommended by the Board, the vote or written consent of the holders of a majority of the outstanding shares of JHF II LLC or the appropriate series entitled to vote is sufficient authorization.

Liability of Shareholders

     JHF II. The Massachusetts Statute does not address whether shareholders of a Massachusetts business trust are afforded limited liability.

     Under the Declaration of Trust, no shareholder is subject to any personal liability whatsoever to any person in connection with JHF II property or the acts, obligations or affairs of JHF II or any series thereof. If any shareholder of JHF II or any series thereof, is made a party to any suit or proceeding to enforce any such liability of JHF II or any series thereof, he will not, on account thereof, be held to any personal liability. JHF II will indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such shareholder may become subject by reason of his being or having been a shareholder.

     JHF II LLC. The DLLC Act provides that (except as otherwise provided therein) the debts, obligations and liabilities of a limited liability company, whether arising in contract, tort or otherwise, are solely the debts, obligations and liabilities of the limited liability company, and no shareholder is obligated personally for any such debt, obligation or liability solely by reason of being a shareholder of the limited liability company.

     The LLC Agreement reaffirms such limitation of personal liability for shareholders of JHF II LLC.

     The LLC Agreement provides that JHF II LLC will, to the fullest extent permitted by law, indemnify and hold harmless from and against all claims and liabilities to which a shareholder may become subject by reason of being a shareholder, and will reimburse such shareholder out of JHF II LLC's property for all legal and other expenses reasonably incurred in connection with such claim or liability.

Liability Among Series

     JHF II. The Massachusetts Statute does not address whether a particular series or class of shares may be liable for obligations of another series or class of shares of a Massachusetts business trust.

     The Declaration of Trust provides that the assets belonging to each particular series of shares of JHF II are charged with the liabilities of JHF II in respect of that series, expenses, costs, charges or reserves attributable to that series or class or classes thereof, and any general liabilities, expenses, costs, charges or reserves of JHF II which are not readily identifiable as belonging to any particular series will be allocated and charged by the Trustees to and among one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All persons extending credit to, or contracting with or having any claim against a particular series or class of JHF II can look only to the assets of that particular series for payment of such credit, contract or claim.

     JHF II LLC. The DLLC Act provides that, if certain conditions are met, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series are enforceable against the assets of such series only, and not against the assets of the limited liability company generally or any other series thereof, and that, unless otherwise provided in the limited liability company agreement, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the limited liability company generally or any other series thereof is enforceable against the assets of such series.

     The LLC Agreement, as well as the Certificate of Formation of JHF II LLC, contains such limitation on liabilities. Under the LLC Agreement, the assets belonging to each particular series of JHF II LLC are charged with the liabilities, expenses, costs, charges and reserves attributable to that series. All persons extending credit to, or contracting with or having any claim against a particular series of JHF II LLC or class thereof will only look to the assets of that particular series for payment of such credit, contract or claim.

Dividends and Distributions

     JHF  II.  The   Massachusetts   Statute  does  not  address   dividends  or
distributions.

     The Declaration of Trust provides that the Trustees of JHF II will from time to time distribute ratably among the shareholders of JHF II or of a series or class thereof such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of JHF II or such series held by the Trustees as they may deem proper. Such distributions may be paid in cash or property (including without limitation any type of obligations of JHF II or a series or class or any assets thereof), and the Trustees may distribute ratably among the shareholders of JHF II or a series or class thereof additional shares of JHF II or a series or class thereof in such manner or terms as the Trustees may deem proper. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of JHF II or a series or class thereof or to meet obligations of JHF II or a series or class thereof, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.

     JHF II LLC. The DLLC Act provides that distributions of cash or other assets of a limited liability company be allocated among the shareholders, and among classes or groups of shareholders, in the manner provided in the limited liability company agreement.

     The LLC Agreement provides that the Board of Directors of JHF II LLC will from time to time distribute among the shareholders of JHF II LLC or a series or class thereof such proportion of the net profits, surplus, capital, or assets of JHF II LLC or such series as it may deem proper. The Board may always retain from the net profits such amount as it may deem necessary to pay the debts or expenses of JHF II LLC or such series or class thereof or to meet the obligations of JHF II LLC or a series or class thereof, or as it may deem desirable to use in the conduct of JHF II LLC's affairs or retain for future requirements or extensions of the business.

Election of Trustees/Directors; Terms; Removal

     JHF II. The Massachusetts Statute does not address elections of Trustees or their terms of service or removal.

     The Declaration of Trust provides that the Trustees, except for those Trustees appointed to fill vacancies, may succeed themselves and are elected by the shareholders owning of record a plurality of the shares voting at a meeting of shareholders on a date fixed by the Trustees. Any Trustee may be removed (provided the aggregate number of Trustees after such removal is not less than one) with cause by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of JHF II.

     JHF II LLC. The DLLC Act provides that management of a limited liability company may be vested in a manager to the extent, and with such manager chosen in the manner, provided in the limited liability company agreement. A manager will cease to be a manager by or in the manner provided in a limited liability company agreement.

     Under the LLC Agreement, the initial Directors of JHF II LLC will be the Trustees of JHF II at the Effective Time of the Reorganization. The Directors may succeed themselves and will be elected by the shareholders owning of record a plurality of the shares voting at a meeting of shareholders on a date fixed by the Board. Subject to certain limitations, any of the Directors may be removed (provided the aggregate number of Directors after such removal is not less than one) with cause by the action of two-thirds of the remaining Directors or the holders of two-thirds of the outstanding shares of JHF II LLC.

Liability of Trustees/Directors and Officers; Indemnification

     JHF II. The Massachusetts Statute does not address whether trustees of a Massachusetts business trust are afforded limited liability.

     The Declaration of Trust provides that no Trustee, officer, employee or agent of JHF II or any series thereof is subject to any personal liability whatsoever to any person, other than to JHF II or its shareholders, in connection with JHF II property or the affairs of JHF II, except to the extent arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such person; all such persons can look solely to JHF II property, or to JHF II property of one or more specific series of JHF II if the claim arises from the conduct of such Trustee, officer, employee or agent with respect to only such series, for satisfaction of claims of any nature arising in connection with the affairs of JHF II. If any Trustee, officer, employee, or agent, as such, of JHF II or any series thereof, is made a party to any suit or proceeding to enforce any such liability of JHF II or any series thereof, he will not, on account thereof, be held to any personal liability.

     The Declaration of Trust provides that, subject to limitations for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his or her office, every person who is, or has been, a Trustee, officer, employee or agent of JHF II is indemnified by JHF II, or by one or more series thereof, to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer against amounts paid or incurred by him in the settlement thereof.

     JHF II LLC. The DLLC Act provides that (except as otherwise provided therein) the debts, obligations and liabilities of a limited liability company, whether arising in contract, tort or otherwise, are solely the debts, obligations and liabilities of the limited liability company, and no manager is obligated personally for any such debt, obligation or liability solely by reason of being a manager of the limited liability company. Under the DLLC Act, a limited liability company agreement may provide for the limitation of any and all liabilities for breach of contract and breach of duties of a manager to another person that is a party to or otherwise bound by the limited liability company agreement. The DLLC Act also permits a limited liability company to indemnify and hold harmless any manager or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement.

     Under the LLC Agreement, no Director, officer, employee or agent of JHF II LLC or any series thereof will be subject to any personal liability whatsoever to any person, other than to JHF II LLC or its shareholders, in connection with the property or the affairs of JHF II LLC, except to the extent arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties with respect to such person; and such persons must look solely to the property of JHF II LLC for satisfaction of claims of any nature arising in connection with the affairs of JHF II LLC. In any event, no Director, officer, employee or agent of JHF II LLC or any series thereof will be liable to, among others, JHF II LLC or its shareholders for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The LLC Agreement provides that every person who is a Director, officer, employee or agent of JHF II LLC will be indemnified by JHF II LLC to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid in connection with any action in which such person becomes involved as a party or otherwise by virtue of being a Director or officer and against amounts paid or incurred in the settlement thereof. Indemnification will not be provided under certain circumstances, including with respect to actions in bad faith.

Preemptive, Dissenter's and Other Rights

     JHF II. The Massachusetts Statute does not address preemptive, dissenter's or other such rights.

     The Declaration of Trust provides that shares of JHF II do not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series or class or shares.

     JHF II LLC. The DLLC Act provides that preemptive, dissenter's and other rights are governed by the provisions of the limited liability company agreement.

     The LLC Agreement provides that the shares of JHF II LLC do not entitle the holders thereof to preference, preemptive, appraisal, conversion or exchange rights, except as the Board of Directors may determine with respect to any series or class of shares.

Amendments to Organizational Documents

     JHF  II.  The  Massachusetts   Statute  does  not  address   amendments  to
organizational documents.

     Subject to certain limitations, the Declaration of Trust may be amended by an instrument in writing signed by a majority of the Trustees without the approval or consent of shareholders: (i) to change the name of JHF II or any series; (ii) to add to their duties or obligations or surrender any rights or powers granted to them in the Declaration of Trust; (iii) to cure any ambiguity, to correct or supplement any provision in the Declaration of Trust which may be inconsistent with any other provision in the Declaration or to make any other provisions with respect to matters or questions arising under the Declaration which will not be inconsistent with the provisions of the Declaration; and (iv) to eliminate or modify any provision of the Declaration of Trust which (a) incorporates, memorializes or sets forth an existing requirement imposed by or under any federal or state statute or any rule, regulation or interpretation thereof or thereunder or (b) any rule, regulation, interpretation or guideline of any federal or state agency, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and interpretations thereof), to the extent any change in applicable law liberalizes, eliminates or modifies any such requirements, but the Trustees are not be liable for failure to do so. The By-Laws of JHF II may be amended or repealed, in whole or part, by the Trustees.

     JHF II LLC. The DLLC Act provides for the amendment of organizational documents in accordance with their terms or as otherwise permitted by law.

     The LLC Agreement may be amended by a vote of a majority of Board of Directors, without approval or consent of the shareholders, except that no amendment can be made by the Board to impair any voting or other rights of shareholders prescribed by federal or state law.

     Under the LLC Agreement, the Board of Directors may amend the LLC Agreement without the approval or consent of shareholders for any purpose so long as such amendment does not adversely affect the rights of any shareholder. Without limiting the foregoing, the Board of Directors may amend the LLC Agreement without the approval or consent of shareholders: (i) to change the name of JHF II LLC or any series; (ii) to add to the Board's duties or obligations or surrender any rights or powers granted to the Board in the LLC Agreement; (iii) to cure any ambiguity, to correct or supplement any provision in the LLC Agreement which may be inconsistent with any other provision in the LLC Agreement or to make any other provisions with respect to matters or questions arising under the LLC Agreement which will not be inconsistent with the provisions of the LLC Agreement; and (iv) to eliminate or modify any provision of the LLC Agreement which (a) incorporates, memorializes or sets forth an existing requirement imposed by or under any federal or state statute or any rule, regulation or interpretation thereof or thereunder or (b) any rule, regulation, interpretation or guideline of any federal or state agency, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and interpretations thereof), to the extent any change in applicable law liberalizes, eliminates or modifies any such requirements, but the Board of Directors are not be liable for failure to do so.

Inspection Rights -- Books and Records

     JHF II. The Massachusetts Statute does not address inspection rights.

     The By-Laws provide that the records of JHF II are open to inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

     JHF II LLC. The DLLC Act provides that each shareholder of a limited liability company has the right, subject to such reasonable standards as may be set forth in a limited liability company agreement or otherwise established by the manager, to obtain from the limited liability company upon reasonable demand certain records and information, including information regarding the status of the business and financial condition of the limited liability company.

     Under the LLC Agreement, a shareholder of JHF II LLC will have the right, subject to such reasonable standards as may be established from time to time by the Board of Directors, to obtain from JHF II LLC upon reasonable demand and for any purpose reasonably related to such shareholder's interest in JHF II LLC certain records and information regarding the status of the business and financial condition of JHF II LLC; provided, however, that JHF II LLC need not make available to any shareholder, and may keep confidential, for any reasonable period of time, any such information reasonably believed by the Company to be in the nature of trade secrets or other information the disclosure of which JHF II LLC in good faith believes is not in the best interest of JHF II LLC or could damage the JHF II LLC or its business or which JHF II LLC is required by applicable law or regulation or by agreement with a third party to keep confidential.


Dissolution and Termination

     JHF  II.  The  Massachusetts   Statute  does  not  address  dissolution  or
termination.

     The Declaration of Trust provides that JHF II or any series or class thereof may be terminated by (i) the affirmative vote of the holders of not less than two-thirds of the outstanding shares entitled to vote and present in person or by proxy at any meeting of shareholders of JHF II or the appropriate series or class thereof, (ii) by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the outstanding shares of JHF II or a series or class thereof; provided, however, that if such termination as described in clauses (i) and (ii) is recommended by the Trustees, the vote or written consent of the holders of a majority of the outstanding shares of JHF II or a series or class thereof entitled to vote is sufficient authorization, or
(iii) written notice to shareholders stating that a majority of the Trustees has determined that the continuation of JHF II or a series or class thereof is not in the best interest of such series or class, JHF II or their respective shareholders.

     JHF II LLC. The DLLC Act provides that a limited liability company is dissolved and its affairs are wound up upon the first to occur of the following:
(1) at the time specified in a limited liability company agreement, but if no such time is set forth in the limited liability company agreement, then the limited liability company will have a perpetual existence; (2) upon the happening of events specified in a limited liability company agreement; (3) unless otherwise provided in a limited liability company agreement, upon the affirmative vote or written consent of the shareholders of the limited liability company; (4) at any time there are no shareholders unless the business of the limited liability company is continued without dissolution; or (5) the entry of a decree of judicial dissolution. The DLLC Act provides that a series of a limited liability company is terminated and its affairs are wound up upon the dissolution of the limited liability company or otherwise upon the first to occur of the following: (1) at the time specified in the limited liability company agreement; (2) upon the happening of events specified in the limited liability company agreement; (3) unless otherwise provided in the limited liability company agreement, upon the affirmative vote or written consent of the shareholders of such series; or (4) if, on application by or for a shareholder of or manager associated with a series, the Delaware Court of Chancery decrees termination of such series whenever it is not reasonably practicable to carry on the business of the series in conformity with a limited liability company agreement.

     Under the LLC Agreement, JHF II LLC or any series or class thereof may be dissolved or terminated, as applicable: (i) at any meeting of shareholders of JHF II LLC or the appropriate series or class thereof by the affirmative vote of the holders of not less than two-thirds of the outstanding shares of JHF II LLC or the appropriate series or class; (ii) by an instrument in writing without a meeting, consented to by the holders of two-thirds of the outstanding shares of JHF II LLC or the appropriate series or class thereof; provided, that, if such dissolution or termination, as described in clauses (i) and (ii), is recommended by the Board of Directors, the vote or written consent of the holders of a majority of the outstanding shares of JHF II LLC or the appropriate series or class thereof entitled to vote is sufficient authorization; or (iii) by written notice to shareholders stating that a majority of the Board of Directors has determined that the continuation of JHF II LLC or a series or a class thereof is not in the best interest of such series or class, JHF II LLC or their respective shareholders.

Derivative Actions

     JHF II. The Massachusetts Statute does not address derivative actions.

     As described above under "Meetings of Shareholders and Voting Rights," the Declaration of Trust provides for shareholder voting regarding derivative actions and further that a shareholder of a particular series of shares is not entitled to bring, maintain or participate in a derivative action on behalf of any other series of shares.

     JHF II LLC. The DLLC Act provides that a shareholder of a limited liability company (or an assignee of such holder's interest) may bring an action in the Delaware Court of Chancery in the right of a limited liability company to recover a judgment in its favor if managers or shareholders with authority to do so have refused to bring the action or in an effort to cause those managers or shareholders to bring the action is not likely to succeed.

     The LLC Agreement provides that the Board of Directors of JHF II LLC has the power, in the exercise of its good faith judgment, to dismiss any derivative action, and that a shareholder of a particular series of shares is not entitled to participate in a derivative action on behalf of any other series of shares.

                                                                      APPENDIX F

                           FORM OF PLAN OF CONVERSION

     THIS PLAN OF CONVERSION (the "Plan") is made as of this ___ day of _________, 200_, by John Hancock Funds II ("JHF II"), on behalf of itself and each of its separate series in existence at the Effective Time (as hereinafter defined) (each a "JHF II Fund"), and by John Hancock Investment Management Services, LLC ("JHIMS"), solely for purposes of Section 8 of this Plan.

     WHEREAS, JHF II is organized as a business trust in accordance with the laws of the Commonwealth of Massachusetts and pursuant to an Amended and Restated Agreement and Declaration of Trust dated August 12, 2005 (the "Declaration of Trust");

     WHEREAS, JHF II is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the shares of beneficial interest in JHF II are registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Board of Trustees of JHF II (the "Board") has determined that it is in the best interests of JHF II and each of the JHF II Funds as well as the best interests of shareholders thereof to convert JHF II from a Massachusetts business trust to a Delaware limited liability company, and that the interests of existing shareholders will not be diluted as a result thereof.

     NOW, THEREFORE, JHF II adopts this Plan as follows:

     1. Conversion. JHF II will convert to a Delaware limited liability company (the "Conversion") at the Effective Time (as hereinafter defined) and pursuant to and with the effect provided in Section 18-214 of the Delaware Limited Liability Company Act (the "Act"). In connection therewith:

          (a) The limited liability company will be known as John Hancock Funds II, LLC ("JHF II LLC").

          (b) The Conversion and the Limited Liability Company Operating Agreement (the "LLC Agreement") that will govern the affairs of JHF II LLC will be approved in the manner specified in Section 18-214(h) of the Act.

          (c) The Management of JHF II will cause to be filed with the Secretary of State for the State of Delaware a Certificate of Conversion to Limited Liability Company and a Certificate of Formation in accordance with Section 18-214(b) of the Act.

          (d) The "Effective Time" of the Conversion will be as of the close of regularly scheduled trading on the New York Stock Exchange on ___________, 200_ or at such other time and date as the Management of JHF II may determine and specify in the Certificate of Conversion to Limited Liability Company and the Certificate of Formation.

          (e) At and after the Effective Time, for all purposes of the laws of the State of Delaware, JHF II LLC will be deemed to be the same entity as JHF II as provided in Section 18-214(g) of the Act, the Conversion will constitute a continuation of the existence of JHF II in the form of a Delaware limited liability company pursuant to Section 18-214(g) of the Act and the existence of JHF II LLC will be deemed to have commenced on the date JHF II commenced its existence in Massachusetts as provided in Section 18-214(d) of the Act.

          (f) The LLC Agreement will establish, pursuant to Section 18-215(a) of the Act, as of the Effective Time designated series of JHF II LLC (each a "JHF II LLC Fund") each of which will correspond with one of the JHF II

     Funds. Each JHF II LLC Fund will have the same investment objective, principal strategies and restrictions, the same advisory and subadvisory arrangements and the same distribution and administrative services arrangements as its corresponding JHF II Fund immediately prior to the Effective Time.

          (g) At and after the Effective Time, each JHF II Fund will continue its existence as its corresponding JHF II LLC Fund, and each JHF II LLC Fund will constitute a continuation of its corresponding JHF II Fund in the form of a separate series of a Delaware limited liability company and will be deemed to have commenced its existence on the date its corresponding JHF II Fund commenced its existence as a separate series of JHF II.

          (h) At the Effective Time the assets (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets) and liabilities of each JHF II Fund immediately prior to the Effective Time will become the assets and liabilities of its corresponding JHF II LLC Fund.

          (i) At the Effective Time, each outstanding share of beneficial interest of each class of each JHF II Fund will convert into an outstanding share of limited liability company interest of the same designated class of the corresponding JHF II LLC Fund in accordance with Section 18-214(i) of the Act; each outstanding share will reflect substantially the same economic and voting interests immediately before and immediately after the Conversion.

          (j) In accordance with the provisions of Section 18-215(b) of the Act, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular JHF II LLC Fund will be enforceable against the assets of such JHF II LLC Fund only, and not against the assets of JHF II LLC generally or any other JHF II LLC Fund, and, except as otherwise provided in the LLC Agreement, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to JHF II LLC generally or any other JHF II LLC Fund will be enforceable against the assets of the particular JHF II LLC Fund; the LLC Agreement and the Certificate of Formation will contain the provisions, and the LLC Agreement will provide that JHF II LLC will conduct its operations in the manner, specified in that Section in order for such Section to apply.

          (k) (i) All of the rights, privileges and powers of JHF II and of each JHF II Fund, all property, real, personal and mixed, and all debts due to JHF II and each JHF II Fund and all other things and causes of action belonging to JHF II and each JHF II Fund will remain vested in JHF II LLC and each corresponding JHF II LLC Fund and will be the property of JHF II LLC and each corresponding JHF II LLC Fund; (ii) the title to any real property, vested by deed or otherwise in JHF II and each JHF II Fund will not revert or be in any way impaired by reason of the Conversion; (iii) all rights of creditors and all liens upon the property of JHF II or a JHF II Fund will be preserved unimpaired, and all debts, liabilities and duties of JHF II or a JHF II Fund will remain attached to JHF II LLC or the corresponding JHF II LLC Fund and may be enforced against JHF II LLC or the corresponding JHF II LLC Fund to the same extent as if the debts, liabilities and duties had originally been incurred or contracted by JHF II LLC, in its capacity as a limited liability company, or by the corresponding JHF II LLC Fund, in its capacity as a series of a limited liability company; and (iv) the rights, privileges, powers and interests in property of JHF II and each JHF II Fund, as well as the debts, liabilities and duties of JHF II and each JHF II Fund, will not be deemed, as a consequence of the Conversion, to have been transferred to JHF II LLC or the corresponding JHF II LLC Fund.

          (l) At the Effective Time, the Trustees and officers of JHF II will become, respectively, the Directors and officers of JHF II LLC, each to serve as such Director or officer of JHF II LLC until such time as his or her successor has been duly appointed or elected in accordance with the LLC Agreement.

          (m) At the Effective Time, for all periods on and after the Effective Time, the Declaration of Trust and By-Laws of JHF II will cease to have any force or effect, and the Act, the Certificate of Formation and the LLC Agreement, as amended from time to time, will govern the affairs of JHF II LLC and the conduct of its business.

     2. Valuation. The assets and liabilities of each JHF II Fund as of the Effective Time will be valued in the manner set forth in JHF II's Declaration of Trust or By-laws and then current prospectus and statement of additional information. Thereafter, the assets and liabilities of each JHF II LLC Fund will be valued in the manner set forth in the LLC Agreement and then current prospectus and statement of additional information of JHF II LLC.

     3.Removal of Existence from Records. JHF II will file with the Secretary for the Commonwealth of Massachusetts, pursuant to Section 109.07 of Title 950 of the Code of Massachusetts Regulations, a Certification of Termination for the sole purpose of removing the existence of JHF II from the records of the Secretary of the Commonwealth of Massachusetts at or as soon as practicable following the Effective Time.

     4.Amendments to Registration Statements. Effective at or as soon as practicable after the Effective Time, JHF II LLC will amend the registration statements of JHF II with the SEC under the 1940 Act and the 1933 Act to reflect the Conversion.

     5.Action by Shareholders. JHF II will call and hold a meeting of the shareholders of the JHF II Funds in existence on the record date for the meeting for the purposes, among others, of acting upon (i) a clarifying amendment to
Section 8.4 of the Declaration of Trust that will expressly authorize the conversion of JHF II to a limited liability company (the "Trust Amendment") and
(ii) the Conversion and the LLC Agreement (the "Meeting"), and in connection therewith will file with the SEC a proxy statement on Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Proxy Statement"). Each JHF II Fund which comes into existence subsequent to the record date for the Meeting but prior to the Effective Time (a "New Fund") will convert to or otherwise become a corresponding JHF II LLC Fund in the same manner and with the same effect as the conversion of JHF II Funds in existence on the record date for the Meeting, provided that the initial shareholder of the New Fund has approved the Conversion and the LLC Agreement.

     6.  Conditions  Precedent.  The  Management  of JHF II  may  implement  the
Conversion  without  further   authorization  by  the  Board  if  the  following
conditions are satisfied:

          (a) approval by JHF II shareholders of the Trust Amendment, the Conversion and the LLC Agreement;

          (b) the issuance of private letter rulings ("PLRs") by each of the Internal Revenue Service and the Massachusetts Department of Revenue, in connection with the proposed conversion of John Hancock Trust ("JHT"), a Massachusetts business Trust, to a Delaware limited liability company to be named John Hancock Variable Insurance Portfolios, LLC ("JHVIP"), substantially to the effect that for, respectively, federal and Massachusetts income tax purposes, any fund of JHVIP: (i) can elect to be taxed as an association taxable as a regulated investment company; or (ii) can choose to be taxed as a partnership (and not a publicly traded partnership) if the series has more than one shareholder, or as a disregarded entity if the series has only one shareholder; or, in the absence of such PLRs, the receipt by JHF II of an opinion of counsel to substantially the same effect with respect to the JHF II LLC Funds; and

          (c) receipt by JHF II of the opinion of Dykema Gossett PLLC as to the federal income tax consequences under the Internal Revenue Code of 1986, as amended, of the Reorganization that are described in the Proxy Statement.

     7. No Termination Under the Declaration of Trust. It is the intention of JHF II that the Conversion will not constitute a termination of JHF II or of any JHF II Fund for purposes of Section 8.2 of the Declaration of Trust.

     8. Expenses of Conversion. JHIMS, or one or more of its affiliates on its behalf, will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the Conversion, whether or not consummated, including, but not limited to, such accountants' fees, legal fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents related to this Plan and the Conversion and for this purpose will bear 50% of the expenses associated with the preparation of the Proxy Statement and related solicitation of proxies.

     9. Amendment and Termination. This Plan may be amended or supplemented by the Board, and may be terminated and the Conversion abandoned by the Board or by the Management of JHF II, at any time prior to the Effective Time.

     10. Miscellaneous.

          (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

          (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

          (c) This Plan shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles), with all rights and remedies being governed by such laws.

          (d) The name "John Hancock Funds II" is the designation of the Trustees under the Declaration of Trust, and all persons dealing with JHF II must look solely to JHF II's property for the enforcement of any claims against JHF II, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHF
     II. No JHF II Fund  shall be liable  for  claims  against  any other JHF II
     Fund.

     IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.


JOHN HANCOCK FUNDS II

By:      _____________________________
Name:
Title:


John Hancock Investment Management Services, LLC agrees to the provisions of
Section 8 of this Plan.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By:      _________________________________
Name:
Title:

                                                                      APPENDIX G

                          ADVISORY AGREEMENT MARKED TO
                     SHOW CHANGES FROM PROPOSAL 3 AMENDMENTS

                      (Proposed changes are marked in bold)


                               ADVISORY AGREEMENT

     Advisory Agreement dated October 17, 2005, between John Hancock Funds II, a Massachusetts business trust (the "Trust"), and John Hancock Investment Management Services, LLC, a Delaware limited liability company ("JHIMS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF ADVISER

     The Trust hereby appoints JHIMS, subject to the supervision of the Trustees of the Trust and the terms of this Agreement, as the investment adviser for each of the funds of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Trust from time to time (the "Funds"). The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2.   DUTIES OF THE ADVISER

a. Subject to the general supervision of the Trustees of the Trust and the terms of this Agreement, the Adviser will at its own expense, except as noted below, select and contract with investment subadvisers ("Subadvisers") to manage the investments and determine the composition of the assets of the Funds; provided, that any contract with a Subadviser (a "Subadvisory Agreement") shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended (the "1940 Act"), except for such exemptions therefrom as may be granted to the Trust or the Adviser. Subject always to the direction and control of the Trustees of the Trust, the Adviser will monitor compliance of each Subadviser with the investment objectives and related investment policies, as set forth in the Trust's registration statement with the Securities and Exchange Commission, of any Fund or Funds under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of such Subadviser.

b.   The Adviser shall furnish to the Trust the following:

     i. Office and Other Facilities. - The Adviser shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

     ii. Trustees and Officers. - The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed ) as Trustees or President of the Trust without remuneration from or other cost to the Trust.

     iii. Other Personnel. The Adviser shall furnish to the Trust, at the Trust's expense, any other personnel necessary for the operations of the Trust. The Adviser shall not, however, furnish to the Trust personnel for the performance of functions (a) related to and to be performed under the Trust contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services and (b) related to the investment subadvisory services to be provided by any Subadviser pursuant to a Subadvisory Agreement.

     iv. [Financial, Accounting, and Administrative Services. The Adviser shall:

          (1) maintain the existence and records of the Trust; maintain the registrations and qualifications of Trust shares under federal and state law; prepare all notices and proxy solicitation materials furnished to shareholders of the Trust, and

          (2) perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions of the Trust, including, without limitation, the preparation of all tax returns, all annual, semiannual and periodic reports to shareholders of the Trust and all regulatory reports, except for any such functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust.

               The Trust shall reimburse the Adviser for its expenses associated with all such services described in (1) and (2) above, including the compensation and related personnel expenses and expenses of office space, office equipment, utilities and miscellaneous office expenses, except any such expenses directly attributable to officers or employees of the Adviser who are serving as President of the Trust. The Adviser shall determine the expenses to be reimbursed by the Trust pursuant to expense allocation procedures established by the Adviser in accordance with generally accepted accounting principles.]*

               *Proposed to be deleted, with services transferred to new Service Agreement. pursuant to Proposal 3(a).

      v. Liaisons with Agents. The Adviser, at its own expense, shall maintain liaisons with the various agents and other persons employed by the Trust (including the Trust's transfer agent, custodian, independent accountants and legal counsel) and assist in the coordination of their activities on behalf of the Trust. Fees and expenses of such agents and other persons will be paid by the Trust.

      vi. Reports to Trust. The Adviser shall furnish to, or place at the disposal of, the Trust such information, reports, valuations, analyses and opinions as the Trust may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Trust, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Trust shall be borne by the Trust.

c. In addition to negotiating and contracting with Subadvisers as set forth in section (2) (a) of this Agreement and providing facilities, personnel and services as set forth in section (2) (b), the Adviser will pay the compensation of the President and Trustees of the Trust who are also directors, officers or employees of the Adviser or its affiliates.

d. With respect to any one or more of the Funds named in Appendix A, the Adviser may elect to manage the investments and determine the composition of the assets of the Funds, subject to the approval of the Trustees of the Trust. In the event of such election, the Adviser, subject always to the direction and control of the Trustees of the Trust, will manage the investments and determine the composition of the assets of the Funds in accordance with the Trust's registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Funds, the Adviser:

     i. will obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Funds or are under consideration for inclusion in the Funds;

     ii. will formulate and implement a continuous investment program for each Fund consistent with the investment objectives and related investment policies for each such Fund as described in the Trust's registration statement, as amended;

     iii. will take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. will regularly report to the Trustees of the Trust with respect to the implementation of these investment programs;

     v. will provide assistance to the Trust's Custodian regarding the fair value of securities held by the Funds for which market quotations are not readily available;

     vi. will furnish, at its expense, (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds (excluding determination of net asset value and shareholder accounting services);

     vii. will select brokers and dealers to effect all transactions subject to the following conditions: the Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable; the Adviser is directed at all times to seek to execute brokerage transactions for the Funds in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended; the Adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to accounts managed by the Adviser; and the Adviser may use for the benefit of its other clients, or make available to companies affiliated with the Adviser for the benefit of such companies or their clients, any such brokerage and research services that the Adviser obtains from brokers or dealers;

     viii. to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, on occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients;

     ix. will maintain all accounts, books and records with respect to the Funds as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules thereunder; and

     x. will vote all proxies received in connection with securities held by the Funds.

3.   EXPENSES ASSUMED BY THE TRUST

     The Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Subadviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, in addition to certain expenses described in section 2 above, the Trust shall pay or arrange for the payment of the following:

a. Edgarization, Printing and Mailing. Costs of edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to shareholders of the Trust, regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities and (iii) all tax returns;

b. Compensation of Officers and Trustees. Compensation of the officers and Trustees of the Trust (other than persons serving as President or Trustee of the Trust who are also directors, officers or employees of the Adviser or its affiliates);

c. Registration and Filing Fees. Registration, filing, blue-sky and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Trust under the 1940 Act and the registration of the Trust's shares under the Securities Act of 1933, as amended;

d. Custodial Services. The charges and expenses of the custodian appointed by the Trust for custodial services;

e. Accounting Fees. the charges and expenses of the independent accountants retained by the Trust;

f. Transfer, Bookkeeping and Dividend Disbursing Agents. The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Trust;

g. Commissions. Broker's commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

h. Taxes. Taxes and corporate fees payable by the Trust to federal, state or other governmental agencies and the expenses incurred in the preparation of all tax returns;

i. Stock Certificates. The cost of stock certificates, if any, representing shares of the Trust;

j. Legal Services. Legal services and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities;

k.   Membership Dues. Association membership dues;

l. Insurance Premiums. Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;

m. Shareholders and Trustees Meetings. Expenses of shareholders and Trustees meetings;

n. Pricing. Pricing of the Trust Funds and shares, including the cost of any equipment or services used for obtaining price quotations and valuing Trust portfolio investments;

p.   Interest. Interest on borrowings;

q. Communication Equipment. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust; and

r. Nonrecurring and Extraordinary Expense. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is, or is threatened to be made, a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.

4.   COMPENSATION OF ADVISER

     The Trust will pay the Adviser with respect to each Fund the compensation specified in Appendix A to this Agreement.

5.    NON-EXCLUSIVITY

     The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

6.   SUPPLEMENTAL ARRANGEMENTS

     The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

7.   CONFLICTS OF INTEREST

     It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust or the organizational documents of the Adviser or by specific provision of applicable law.

8.   REGULATION

     The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective on the later of: (i) its execution and (ii) the date of the meeting of the shareholders of the Trust, at which meeting this Agreement is approved by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the Funds of the Trust.

     If the shareholders of any Fund fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment adviser with respect to such Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Fund by the vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser, or by the Adviser on sixty days' written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event if its "assignment" (as defined in the 1940
Act).

10.  PROVISION OF CERTAIN INFORMATION BY ADVISER

     The Adviser will promptly notify the Trust in writing of the occurrence of any of the following events:

a. the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. the chief executive officer or managing member of the Adviser or the portfolio manager of any Fund changes.

11.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Trust.

12.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

13.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

15.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the 1940 Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

17.  NAME OF THE TRUST AND FUNDS

     The Trust, on behalf of itself and with respect to any Fund, may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Investment Management Services, LLC," "John Hancock Life Insurance Company" or "John Hancock Financial Services, Inc." only for so long as this Agreement remains in effect as to the Trust or the particular Fund. At such time as this Agreement shall no longer be in effect as to the Trust or a particular Fund, the Trust or the particular Fund, as the case may be, will (to the extent it lawfully can) cease to use such a name or any other name indicating that the Trust or the particular Fund is advised by or otherwise connected with the Adviser. The Trust acknowledges that it has adopted the name John Hancock Funds II through permission of John Hancock Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

18.  LIMITATION OF LIABILITY UNDER THE DECLARATION OF TRUST

     The Declaration of Trust establishing the Trust, dated June 28, 2005, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that no Trustee, shareholder, officer, employee or agent of the Trust shall be subject to any personal liability in connection with Trust property or the affairs of the Trust and that all persons should shall look solely to the Trust property or to the property of one or more specific Funds for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

19.  LIABILITY OF THE ADVISER

     In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder,
(b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Trust, or to any shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of a Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                                  JOHN HANCOCK FUNDS II



                                                  By:
                                                      --------------------------
                                                       Keith F. Hartstein
                                                       President



JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
By:  John Hancock Life Insurance Company (U.S.A.), its managing member



By: --------------------------
     John G. Vrysen
     Vice President & Chief Financial Officer, John Hancock Funds




                                     * * * *





                                   APPENDIX A


                     [Advisory Fees set forth in Appendix E]

                                                                      APPENDIX H

                          ADDITIONAL INFORMATION ABOUT
                     THE ADVISER AND THE ADVISORY AGREEMENT

     The information set forth below regarding the Adviser and the Advisory Agreement should be read in conjunction with Proposals 3(a) and 3(b).

Prior Approvals of the Advisory Agreement

     The Advisory Agreement, dated October 17, 2005 (as amended from time to time thereafter to add additional Funds), was most recently approved by the Board on June 8, 2007 in connection with the annual continuance thereof and by the initial shareholders of the then existing Funds on October 17, 2005.

Management and Control of the Adviser

     The Adviser is a Delaware limited liability company having its principal offices at 601 Congress Street, Boston, Massachusetts 02210. It is a
wholly-owned subsidiary of JHLICO (U.S.A.) and an indirect wholly owned subsidiary of MFC. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     The principal executive officers and directors of the Adviser and their principal occupations are set forth below The business address of each such person, unless otherwise stated, is 601 Congress Street, Boston, Massachusetts 02210. None of the officers and directors of the Adviser is a director of a publicly-held company.

Name                   Position with JHIMS         Position with JHF II           Principal Occupation
---------------------- --------------------------- ------------------------------ -----------------------------------------
James R. Boyle         Chairman, Director          Trustee                        President., JHLICO (U.S.A.)

Keith F.               President, Chief            President and Chief            President and Chief Executive Officer,
Hartstein              Executive Officer and       Executive Officer              John Hancock Funds
                       Director
                                                   Chief Operating Officer        Executive Vice President and Chief
John G. Vrysen         Executive Vice President,                                  Financial Officer, John Hancock Funds
                       Chief Financial Officer
                       and Director


John J. Danello        Vice President, Chief       Vice President, Law            Chief Financial Officer
                       Legal Counsel and                                          Vice President, Law,
                       Secretary                                                  John Hancock Financial Services

Bruce Speca                                        Senior Vice President,         Senior Vice President, Investments,
                       Executive Vice President    Investments                    John Hancock Financial Services

Robert Boyda                                       Vice President, Investments    Vice President, Investments
                       Senior Vice President                                      John Hancock Financial Services

Steven Medina                                      Vice President, Investments    Vice President, Investments
                       Senior Vice President                                      John Hancock Financial Services

Francis V. Knox                                    Chief Compliance Officer       Chief Compliance Officer,
                       Vice President and Chief                                   John Hancock Financial Services
                       Compliance Officer
John R. Hatch                                      N/A                            President and Chief Financial Officer,
                       Vice President and Chief                                   John Hancock Signature Services, Inc.
                       Administrative Officer

Advisory Fee Payments

     For the fiscal year ended August 31, 2007 (December 31, 2006 in the case of the Lifestyle Portfolios), the aggregate investment advisory fees paid by JHF II under the fee schedules then in effect for the Funds, were $200,417,189, and were allocated among the Funds as set forth below. Only those Funds which paid advisory fees during their most recent fiscal year are included in the table. Figures for the fiscal year ended August 31, 2007 are unaudited.

Fund                                                2007     Fund                                        2007
Index 500 Fund                                  $174,303     Lifestyle Aggressive Portfolio        $1,022,797
Absolute Return Portfolio                         11,069     Lifestyle Balanced Portfolio           2,820,657
                                               3,013,404     Lifestyle Conservative                   455,861
Active Bond Fund                                             Portfolio
All Cap Core Fund                              2,920,040     Lifestyle Growth Portfolio             2,985,362
All Cap Growth Fund                            1,365,087     Lifestyle Moderate Portfolio             761,997
All Cap Value Fund                             1,616,391     Mid Cap Index Fund                     1,992,906
Blue Chip Growth Fund                         12,266,999     Mid Cap Intersection                     968,135
Capital Appreciation Fund                      4,121,655     Mid Cap Stock Fund                     3,265,240
Core Bond Fund                                 1,532,955     Mid Cap Value Equity Fund              1,041,093
Core Equity Fund                               5,675,941     Mid Cap Value Fund                     1,733,794
Emerging Growth Fund                           1,503,124     Natural Resources Fund                 8,826,807
Emerging Markets Value                         1,237,155     Quantitative All Cap Fund                 40,559
Emerging Small Company Fund                      506,778     Quantitative Mid Cap Fund              1,269,660
Equity-Income Fund                             6,920,388     Quantitative Value Fund                4,311,789
Fundamental Value Fund                         7,089,403     Real Estate Equity Fund                2,371,078
Global Bond Fund                               4,914,310     Real Estate Securities Fund            1,358,136
Global Real Estate Fund                        3,961,060     Real Return Bond Fund                  5,872,528
High Income Fund                               2,355,822     Small Cap Fund                         2,137,557
High Yield Fund                                9,383,099     Small Cap Index Fund                     599,166
International Equity Index Fund                2,005,726     Small Cap Opportunities Fund           2,547,758
International Opportunities Fund               6,044,755     Small Company Fund                     1,088,485
International Small Cap Fund                   4,273,565     Small Company Growth Fund              1,238,892
International Small Company Fund               2,550,825     Small Company Value Fund               4,511,784
International Value Fund                       9,445,903     Special Value Fund                       998,667
Investment Quality Bond Fund                     869,151     Spectrum Income Fund                   6,576,186
Large Cap Fund                                 1,945,488     Strategic Bond Fund                    2,603,060
Large Cap Value Fund                           3,900,589     Strategic Income Fund                  2,447,867
Lifecycle 2010 Portfolio                           5,178     Total Bond Market Fund                   218,143
Lifecycle 2015 Portfolio                           9,868     Total Return Fund                      9,530,626
Lifecycle 2020 Portfolio                          12,542     U.S. Global Leaders Growth Fund        4,030,181
Lifecycle 2025 Portfolio                          12,472     U.S. Government Securities Fund        1,275,931
Lifecycle 2030 Portfolio                           9,001     U.S. High Yield Bond Fund              2,545,950
Lifecycle 2035 Portfolio                           6,981     U.S. Multi-Sector Fund                10,930,532
Lifecycle 2040 Portfolio                           4,421     Value & Restructuring Fund             2,950,143
Lifecycle 2045 Portfolio                           4,221     Value Fund                                52,126
Lifecycle Retirement Portfolio                    27,779     Vista Fund                             1,338,288

     The Adviser pays a subadvisory fee to each Fund subadviser out of the advisory fee it receives from JHF II for that Fund. The following three subadvisers are affiliates of the Adviser: Declaration Management & Research, LLC; MFC Global Investment Management (U.S.), LLC; and MFC Global Investment management (U.S.A.) Limited.

Payments by JHF II to Affiliates of the Adviser

     JH Distributors. John Hancock Funds, LLC (the "Distributor"), an indirect wholly-owned subsidiary of MFC, is JHF II's distributor and principal underwriter. It is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"), the successor to the National Association of Securities Dealers.

     Other than the Rule 12b-1 fees and service fees described below, the Distributor does not receive compensation from JHF II. A portion of the Rule 12b-1 fee may constitute a "service fee" as defined in FINRA Rule 2830(d)(5).

     During the fiscal year ended August 31, 2007 (December 31, 2006 in the case of the Lifestyle Portfolios), the following amounts were paid pursuant to each Fund's Rule 12b-1 plan. Only those Funds one or more shares classes of which paid Rule 12b-1 fees during their most recent fiscal year are included in the table. Figures for the fiscal year ended August 31, 2007 are unaudited.

----------------------------------------------------------------------------------------------------
Fund                                  Share                   Service Fee      Distribution Payment
                                      Class                      Payments        to the Distributor
----------------------------------------------------------------------------------------------------
Absolute Return Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                         694
----------------------------------------------------------------------------------------------------
                                      Class A                       3,466                       693
----------------------------------------------------------------------------------------------------
                                      Class B                       3,449                    10,349
----------------------------------------------------------------------------------------------------
                                      Class C                       3,449                    10,349
----------------------------------------------------------------------------------------------------
                                      Class R3                          0                         0
----------------------------------------------------------------------------------------------------
                                      Class R4                          0                         0
----------------------------------------------------------------------------------------------------
                                      Class R5                          0                         0
----------------------------------------------------------------------------------------------------
Active Bond Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      17,947                         0
----------------------------------------------------------------------------------------------------
All Cap Growth Fund
----------------------------------------------------------------------------------------------------
                                       Class 1                     16,690
----------------------------------------------------------------------------------------------------
All Cap Value Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      12,144
----------------------------------------------------------------------------------------------------
Blue Chip Growth Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      98,597
----------------------------------------------------------------------------------------------------
Capital Appreciation Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      34,290
----------------------------------------------------------------------------------------------------
Core Bond Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                         696
----------------------------------------------------------------------------------------------------
Core Equity Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                       6,946
----------------------------------------------------------------------------------------------------
Emerging Growth Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      62,909
----------------------------------------------------------------------------------------------------
Emerging Small Company Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      25,022
----------------------------------------------------------------------------------------------------
Equity-Income Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                     103,780
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Fund                                  Share                   Service Fee      Distribution Payment
                                      Class                      Payments        to the Distributor
----------------------------------------------------------------------------------------------------
Fundamental Value Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      40,111
----------------------------------------------------------------------------------------------------
Global Bond Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      19,780
----------------------------------------------------------------------------------------------------
High Yield Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      24,529
----------------------------------------------------------------------------------------------------
International Opportunities Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                       8,899
----------------------------------------------------------------------------------------------------
                                      Class NAV                         0
----------------------------------------------------------------------------------------------------
International Small Cap Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      27,776
----------------------------------------------------------------------------------------------------
International Value Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      78,368
----------------------------------------------------------------------------------------------------
Investment Quality Bond Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      19,131
----------------------------------------------------------------------------------------------------
Large Cap Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                       6,257
----------------------------------------------------------------------------------------------------
Large Cap Value Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      63,743
----------------------------------------------------------------------------------------------------
Lifecycle 2010 Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                       3,822
----------------------------------------------------------------------------------------------------
                                      Class I
----------------------------------------------------------------------------------------------------
                                      Class A                         594                       119
----------------------------------------------------------------------------------------------------
                                      Class B                         230                       691
----------------------------------------------------------------------------------------------------
                                      Class C                         319                       957
----------------------------------------------------------------------------------------------------
                                      Class R                         341                       441
----------------------------------------------------------------------------------------------------
                                      Class R1                        374                       220
----------------------------------------------------------------------------------------------------
                                      Class R2                        374
----------------------------------------------------------------------------------------------------
                                      Class R3                        313                       220
----------------------------------------------------------------------------------------------------
                                      Class R4                        282
----------------------------------------------------------------------------------------------------
                                      Class R5                         31
----------------------------------------------------------------------------------------------------
Lifecycle 2015 Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                       7,681
----------------------------------------------------------------------------------------------------
                                      Class I
----------------------------------------------------------------------------------------------------
                                      Class A                         606                       121
----------------------------------------------------------------------------------------------------
                                      Class B                         447                     1,341
----------------------------------------------------------------------------------------------------
                                      Class C                         310                       929
----------------------------------------------------------------------------------------------------
                                      Class R                         345                       446
----------------------------------------------------------------------------------------------------
                                      Class R1                        376                       222
----------------------------------------------------------------------------------------------------
                                      Class R2                        403
----------------------------------------------------------------------------------------------------
                                      Class R3                        315                       222
----------------------------------------------------------------------------------------------------
                                      Class R4                        285
----------------------------------------------------------------------------------------------------
                                      Class R5                         31
----------------------------------------------------------------------------------------------------
Lifecycle 2020 Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                       9,775
----------------------------------------------------------------------------------------------------
                                      Class I
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Fund                                  Share                   Service Fee      Distribution Payment
                                      Class                      Payments        to the Distributor
----------------------------------------------------------------------------------------------------
                                      Class A                       1,016                       203
----------------------------------------------------------------------------------------------------
                                      Class B                         423                     1,268
----------------------------------------------------------------------------------------------------
                                      Class C                         369                     1,108
----------------------------------------------------------------------------------------------------
                                      Class R                         348                       451
----------------------------------------------------------------------------------------------------
                                      Class R1                        379                       224
----------------------------------------------------------------------------------------------------
                                      Class R2                        399
----------------------------------------------------------------------------------------------------
                                      Class R3                        329                       231
----------------------------------------------------------------------------------------------------
                                      Class R4                        287
----------------------------------------------------------------------------------------------------
                                      Class R5                         53
----------------------------------------------------------------------------------------------------
Lifecycle 2025 Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                       9,874
----------------------------------------------------------------------------------------------------
                                      Class I
----------------------------------------------------------------------------------------------------
                                      Class A                         543                       109
----------------------------------------------------------------------------------------------------
                                      Class B                         330                       992
----------------------------------------------------------------------------------------------------
                                      Class C                         335                     1,007
----------------------------------------------------------------------------------------------------
                                      Class R                         349                       452
----------------------------------------------------------------------------------------------------
                                      Class R1                        381                       226
----------------------------------------------------------------------------------------------------
                                      Class R2                        386
----------------------------------------------------------------------------------------------------
                                      Class R3                        362                       253
----------------------------------------------------------------------------------------------------
                                      Class R4                        287
----------------------------------------------------------------------------------------------------
                                      Class R5                         31
----------------------------------------------------------------------------------------------------
Lifecycle 2030 Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                       6,954
----------------------------------------------------------------------------------------------------
                                      Class I
----------------------------------------------------------------------------------------------------
                                      Class A                         683                       136
----------------------------------------------------------------------------------------------------
                                      Class B                         338                     1,012
----------------------------------------------------------------------------------------------------
                                      Class C                         348                     1,044
----------------------------------------------------------------------------------------------------
                                      Class R                         356                       466
----------------------------------------------------------------------------------------------------
                                      Class R1                        383                       226
----------------------------------------------------------------------------------------------------
                                      Class R2                        384
----------------------------------------------------------------------------------------------------
                                      Class R3                        320                       226
----------------------------------------------------------------------------------------------------
                                      Class R4                        289
----------------------------------------------------------------------------------------------------
                                      Class R5                         31
----------------------------------------------------------------------------------------------------
Lifecycle 2035 Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                       5,314
----------------------------------------------------------------------------------------------------
                                      Class I
----------------------------------------------------------------------------------------------------
                                      Class A                         523                       105
----------------------------------------------------------------------------------------------------
                                      Class B                         297                       891
----------------------------------------------------------------------------------------------------
                                      Class C                         319                       959
----------------------------------------------------------------------------------------------------
                                      Class R                         350                       455
----------------------------------------------------------------------------------------------------
                                      Class R1                        384                       227
----------------------------------------------------------------------------------------------------
                                      Class R2                        393
----------------------------------------------------------------------------------------------------
                                      Class R3                        321                       227
----------------------------------------------------------------------------------------------------
                                      Class R4                        290
----------------------------------------------------------------------------------------------------
                                      Class R5                         32
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Fund                                  Share                   Service Fee      Distribution Payment
                                      Class                      Payments        to the Distributor
----------------------------------------------------------------------------------------------------
Lifecycle 2040 Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                       3,227
----------------------------------------------------------------------------------------------------
                                      Class I
----------------------------------------------------------------------------------------------------
                                      Class A                         400                        80
----------------------------------------------------------------------------------------------------
                                      Class B                         244                       732
----------------------------------------------------------------------------------------------------
                                      Class C                         235                       704
----------------------------------------------------------------------------------------------------
                                      Class R                         351                       455
----------------------------------------------------------------------------------------------------
                                      Class R1                        384                       227
----------------------------------------------------------------------------------------------------
                                      Class R2                        438
----------------------------------------------------------------------------------------------------
                                      Class R3                        343                       242
----------------------------------------------------------------------------------------------------
                                      Class R4                        290
----------------------------------------------------------------------------------------------------
                                      Class R5                         32
----------------------------------------------------------------------------------------------------
Lifecycle 2045 Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                       2,939
----------------------------------------------------------------------------------------------------
                                      Class I
----------------------------------------------------------------------------------------------------
                                      Class A                       1,027                       205
----------------------------------------------------------------------------------------------------
                                      Class B                         242                       725
----------------------------------------------------------------------------------------------------
                                      Class C                         258                       774
----------------------------------------------------------------------------------------------------
                                      Class R                         353                       460
----------------------------------------------------------------------------------------------------
                                      Class R1                        384                       228
----------------------------------------------------------------------------------------------------
                                      Class R2                        387
----------------------------------------------------------------------------------------------------
                                      Class R3                        324                       230
----------------------------------------------------------------------------------------------------
                                      Class R4                        290
----------------------------------------------------------------------------------------------------
                                      Class R5                         31
----------------------------------------------------------------------------------------------------
Lifecycle Retirement Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                      12,041
----------------------------------------------------------------------------------------------------
                                      Class I
----------------------------------------------------------------------------------------------------
                                      Class A                       2,467                       493
----------------------------------------------------------------------------------------------------
                                      Class B                         405                     1,214
----------------------------------------------------------------------------------------------------
                                      Class C                         727                     2,180
----------------------------------------------------------------------------------------------------
                                      Class R                         338                       436
----------------------------------------------------------------------------------------------------
                                      Class R1                        370                       218
----------------------------------------------------------------------------------------------------
                                      Class R2                        372
----------------------------------------------------------------------------------------------------
                                      Class R3                        310                       218
----------------------------------------------------------------------------------------------------
                                      Class R4                        279
----------------------------------------------------------------------------------------------------
                                      Class R5                         30
----------------------------------------------------------------------------------------------------
Lifestyle Aggressive Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                   1,188,900
----------------------------------------------------------------------------------------------------
                                      Class 5
----------------------------------------------------------------------------------------------------
                                      Class A                      70,101                    14,020
----------------------------------------------------------------------------------------------------
                                      Class B                      17,010                    51,031
----------------------------------------------------------------------------------------------------
                                      Class C                      47,519                   142,556
----------------------------------------------------------------------------------------------------
                                      Class R                          94                       188
----------------------------------------------------------------------------------------------------
                                      Class R1                         75                        75
----------------------------------------------------------------------------------------------------
                                      Class R2                         77
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Fund                                  Share                   Service Fee      Distribution Payment
                                      Class                      Payments        to the Distributor
----------------------------------------------------------------------------------------------------
                                      Class R3                      1,685                     1,685
----------------------------------------------------------------------------------------------------
                                      Class R4                      3,065
----------------------------------------------------------------------------------------------------
                                      Class R5
----------------------------------------------------------------------------------------------------
Lifestyle Balanced Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                   3,282,495
----------------------------------------------------------------------------------------------------
                                      Class 5
----------------------------------------------------------------------------------------------------
                                      Class A                     153,454                    30,691
----------------------------------------------------------------------------------------------------
                                      Class B                      39,583                   118,749
----------------------------------------------------------------------------------------------------
                                      Class C                     152,469                   457,408
----------------------------------------------------------------------------------------------------
                                      Class R                         123                       245
----------------------------------------------------------------------------------------------------
                                      Class R1                         74                        74
----------------------------------------------------------------------------------------------------
                                      Class R2                         74                         0
----------------------------------------------------------------------------------------------------
                                      Class R3                      4,689                     4,689
----------------------------------------------------------------------------------------------------
                                      Class R4                     11,899                         0
----------------------------------------------------------------------------------------------------
                                      Class R5
----------------------------------------------------------------------------------------------------
Lifestyle Conservative Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                     532,999
----------------------------------------------------------------------------------------------------
                                      Class 5
----------------------------------------------------------------------------------------------------
                                      Class A                      23,799                     4,760
----------------------------------------------------------------------------------------------------
                                      Class B                       5,336                    16,007
----------------------------------------------------------------------------------------------------
                                      Class C                      15,067                    45,200
----------------------------------------------------------------------------------------------------
                                      Class R                          73                       146
----------------------------------------------------------------------------------------------------
                                      Class R1                         73                        73
----------------------------------------------------------------------------------------------------
                                      Class R2                         73                         0
----------------------------------------------------------------------------------------------------
                                      Class R3                        562                       562
----------------------------------------------------------------------------------------------------
                                      Class R4                      1,090                         0
----------------------------------------------------------------------------------------------------
                                      Class R5
----------------------------------------------------------------------------------------------------
Lifestyle Growth Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                   3,461,442
----------------------------------------------------------------------------------------------------
                                      Class 5
----------------------------------------------------------------------------------------------------
                                      Class A                     204,037                    40,807
----------------------------------------------------------------------------------------------------
                                      Class B                      47,203                   141,610
----------------------------------------------------------------------------------------------------
                                      Class C                     179,189                   537,566
----------------------------------------------------------------------------------------------------
                                      Class R                          80                       159
----------------------------------------------------------------------------------------------------
                                      Class R1                         74                        74
----------------------------------------------------------------------------------------------------
                                      Class R2                         74                         0
----------------------------------------------------------------------------------------------------
                                      Class R3                      3,558                     3,558
----------------------------------------------------------------------------------------------------
                                      Class R4                      8,814                         0
----------------------------------------------------------------------------------------------------
                                      Class R5
----------------------------------------------------------------------------------------------------
Lifestyle Moderate Portfolio
----------------------------------------------------------------------------------------------------
                                      Class 1                     887,501
----------------------------------------------------------------------------------------------------
                                      Class 5
----------------------------------------------------------------------------------------------------
                                      Class A                      45,566                     9,113
----------------------------------------------------------------------------------------------------
                                      Class B                       9,500                    28,499
----------------------------------------------------------------------------------------------------
                                      Class C                      33,041                    99,124
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Fund                                  Share                   Service Fee      Distribution Payment
                                      Class                      Payments        to the Distributor
----------------------------------------------------------------------------------------------------
                                      Class R                          73                       147
----------------------------------------------------------------------------------------------------
                                      Class R1                         73                        73
----------------------------------------------------------------------------------------------------
                                      Class R2                         74                         0
----------------------------------------------------------------------------------------------------
                                      Class R3                      1,257                     1,257
----------------------------------------------------------------------------------------------------
                                      Class R4                      2,609                         0
----------------------------------------------------------------------------------------------------
                                      Class R5
----------------------------------------------------------------------------------------------------
Mid Cap Stock Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      61,121
----------------------------------------------------------------------------------------------------
Mid Cap Value Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      54,303
----------------------------------------------------------------------------------------------------
Natural Resources Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      43,362
----------------------------------------------------------------------------------------------------
Quantitative All Cap Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                           0
----------------------------------------------------------------------------------------------------
                                      Class A                       3,590                       718
----------------------------------------------------------------------------------------------------
                                      Class B                       3,575                    10,724
----------------------------------------------------------------------------------------------------
                                      Class C                       3,575                    10,724
----------------------------------------------------------------------------------------------------
Quantitative Mid Cap Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      66,252
----------------------------------------------------------------------------------------------------
Quantitative Value Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      55,251
----------------------------------------------------------------------------------------------------
Real Estate Securities Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      97,010
----------------------------------------------------------------------------------------------------
Real Return Bond Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                       8,872
----------------------------------------------------------------------------------------------------
Small Cap Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                         568
----------------------------------------------------------------------------------------------------
Small Cap Opportunities Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      17,606
----------------------------------------------------------------------------------------------------
Small Company Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                       3,004
----------------------------------------------------------------------------------------------------
Small Company Value Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      76,694
----------------------------------------------------------------------------------------------------
Special Value Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                       2,264
----------------------------------------------------------------------------------------------------
Spectrum Income Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                           0
----------------------------------------------------------------------------------------------------
Strategic Bond Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      22,039
----------------------------------------------------------------------------------------------------
Total Return Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      60,403
----------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      10,439
----------------------------------------------------------------------------------------------------
U.S. Government Securities Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                      21,022
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Fund                                  Share                   Service Fee      Distribution Payment
                                      Class                      Payments        to the Distributor
----------------------------------------------------------------------------------------------------
U.S. High Yield Bond Fund
----------------------------------------------------------------------------------------------------
                                      Class 1                       1,640
----------------------------------------------------------------------------------------------------

                                                                      APPENDIX I

                           ADVISORY FEE SCHEDULES AND
                     COMPARABLE FUNDS MANAGED BY THE ADVISER


     This Appendix sets forth the advisory fee schedule under the current Advisory Agreement for each of the Funds as well as, with respect to each Fund, information relating to comparable funds managed by the Adviser. The Adviser currently acts as investment adviser to the following registered investment companies in addition to JHF II: JHT and JHF III. The separate series or funds of JHT are "variable products" funds whose shares are sold principally to insurance companies as the funding media for variable insurance contracts. The Funds of JHF II and the separate series or funds of JHF III are "retail" funds whose shares are offered to the public. For most JHF II Funds, there are corresponding JHT or JHF III funds that have the same investment objective and principal strategies and the same subadviser(s) as the JHF II Fund.

     Under the current Advisory Agreement, the Adviser receives, as compensation for its services, a fee from JHF II computed separately for each Fund. The amount of the advisory fee for most Funds is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate for a Fund is calculated each day by applying annual percentage rates (including breakpoints) for a Fund to applicable portions (as determined by the breakpoints) of Aggregate Net Assets and dividing the sum of the amounts so determined by Aggregate Net Assets. The term "Aggregate Net Assets" may include, in addition to the net assets of a Fund, the net assets of one or more other Funds of JHF II or one or more corresponding or other funds of JHT or JHF III (but only for the period during which the subadviser for the Fund also serves as the subadviser for such other fund(s) of JHT, JHF II or JHF III).

     The table below sets forth, for each JHF II Fund, the Fund's net assets as of August 31, 2007 and the name(s) (and the net assets as of August 31, 2007) of the corresponding or other JHT or JHF III fund(s), if any, with which, unless otherwise noted, assets are aggregated for purposes of determining advisory fees.

     Information with respect to applicable fee waivers and expense reimbursements is set forth separately for the JHF II, JHT and JHF III funds in the notes following the table of advisory fee schedules and comparable fund information. Footnotes in the table below with respect to JHF II, JHT and JHF III funds are to the separate sets of notes for, respectively, the JHF II, JHT and JHF III funds following the table.

     As used in the table: (i) the term "Affiliated Fund Assets" means assets that are invested in any fund of JHT, JHF II or JHF III (excluding the following JHT Funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Bond Index Trust B); and (ii) the term " Other Assets" means assets other than Affiliated Fund Assets.

             Advisory Fee Schedules and Comparable Fund Information

---------------------------------- ---------------------------- -----------------------------------------------
         JHF II Fund (7)                  Corresponding              Advisory Fee Schedule for JHF II and
      and Net Assets as of             JHT or JHF III Fund            Corresponding JHT or JHF III Fund
         August 31, 2007              and Net Assets as of         as a Percentage of Aggregate Net Assets
                                         August 31, 2007
---------------------------------- ---------------------------- -----------------------------------------------
Absolute Return Portfolio (3)      Absolute Return Trust        Advisory fee on Affiliated Fund Assets:
$5,644,250                         (JHT) (3)   $0               0.150% -- first $200 million; 0.125% between
                                                                $200 million and $500 million, and 0.100% --
                                                                excess over $500 million.

                                                                Advisory fee on Other Assets:
                                                                0.600% -- first $200 million; 0.575% between
                                                                $200 million and $500 million, and 0.550% --
                                                                excess over $500 million.

---------------------------------- ---------------------------- -----------------------------------------------

---------------------------------- ---------------------------- -----------------------------------------------
         JHF II Fund (7)                  Corresponding              Advisory Fee Schedule for JHF II and
      and Net Assets as of             JHT or JHF III Fund            Corresponding JHT or JHF III Fund
         August 31, 2007              and Net Assets as of         as a Percentage of Aggregate Net Assets
                                         August 31, 2007
---------------------------------- ---------------------------- -----------------------------------------------
Active Bond Fund                   Active Bond Trust (JHT)      0.600% -- at all asset levels.
$558,598,505                       $2,560,776,745

---------------------------------- ---------------------------- -----------------------------------------------
All Cap Core Fund                  All Cap Core Trust (JHT)     0.800% -- first $500 million; and 0.750% --
$476,661,834                       $802,727,449                 excess over $500 million.

---------------------------------- ---------------------------- -----------------------------------------------
All Cap Growth Fund                All Cap Growth Trust (JHT)   0.850% -- first $500 million;  0.825% -- between
$132,169,267                       $379,312,988                 $500  million  and $1  billion;  and  0.800% --
                                                                excess over $1 billion.

---------------------------------- ---------------------------- -----------------------------------------------
All Cap Value Fund                 All Cap Value Trust (JHT)    0.850% -- first $250 million; 0.800% -- next
$96,066,660                        $139,456,621                 $250 million; and 0.750% -- excess over $500
                                                                million.
---------------------------------- ---------------------------- -----------------------------------------------
Blue Chip Growth Fund (8)          Blue Chip Growth Trust       0.825% -- first $1 billion; and 0.800% --
$1,686,513,985                     (JHT) (9)   $2,923,821,530   excess over $1 billion.

---------------------------------- ---------------------------- -----------------------------------------------
Capital Appreciation Fund          Capital Appreciation Trust   0.850% -- first $300 million; 0.800% -- between
$651,983,549                       (JHT)    $1,053,407,515      $300 million and $500 million; 0.700% --
                                                                between $500 million and $1 billion; and
                                                                0.670% -- excess over $1 billion.

---------------------------------- ---------------------------- -----------------------------------------------
Core Bond Fund                     Core Bond Trust (JHT)        0.690% -- first $200 million; 0.640% -- next
$268,953,166                       $270,973,102                 $200 million; and 0.570% -- excess over $400
                                                                million.
---------------------------------- ---------------------------- -----------------------------------------------
Core Equity Fund                   Core Equity Trust (JHT)      0.850% -- first $350 million; and 0.750% --
$826,318,748                       $620,678,423                 excess over $350 million.

---------------------------------- ---------------------------- -----------------------------------------------
Emerging Growth Fund               Emerging Growth Trust        0.800% -- at all asset levels.
$198,802,495                       (JHT) (4)  $28,051,591

---------------------------------- ---------------------------- -----------------------------------------------
Emerging Markets Value Fund        Emerging Markets Value       1.00% - first $100 million; 0.950% - excess
$482,474,927                       Trust (JHT)   $486,558,620   over $100 million.

---------------------------------- ---------------------------- -----------------------------------------------
Emerging Small Company Fund (5)    Emerging Small Company       0.970 % -- first $500 million; and 0.900% --
$55,358,102                        Trust (JHT)                  excess over $500 million.
                                   $248,301,051

---------------------------------- ---------------------------- -----------------------------------------------
Equity-Income Fund (8)             Equity-Income Trust (JHT)    0.825% -- first $1 billion; and 0.800% --
$923,536,650                       (9)    $ 2,453,224,148       excess over $1 billion.

---------------------------------- ---------------------------- -----------------------------------------------
Fundamental Value Fund             Fundamental Value Trust      0.850% -- first $50 million; 0.800% -- next
$1,030,701,777                     (JHT)   $1,366,930,949       $450 million; and 0.750% -- excess over $500
                                                                million.

---------------------------------- ---------------------------- -----------------------------------------------
Global Allocation Fund             Global Allocation Trust      0.850% -- first $500 million; and 0.800% --
$0                                 (JHT)   $329,919,973         excess over $500 million.

---------------------------------- ---------------------------- -----------------------------------------------
Global Bond Fund                   Global Bond Trust (JHT)      0.700% -- at all asset levels.
$802,601,169                       $1,228,059,771

---------------------------------- ---------------------------- -----------------------------------------------
Global Real Estate Fund            Global Real Estate Trust     0.950% -- first $500 million; 0.925% -- next
$465,481,394                       (JHT)    $497,080,096        $250 million; and 0.900% -- excess over $750
                                                                million.
---------------------------------- ---------------------------- -----------------------------------------------

---------------------------------- ---------------------------- -----------------------------------------------
         JHF II Fund (7)                  Corresponding              Advisory Fee Schedule for JHF II and
      and Net Assets as of             JHT or JHF III Fund            Corresponding JHT or JHF III Fund
         August 31, 2007              and Net Assets as of         as a Percentage of Aggregate Net Assets
                                         August 31, 2007
---------------------------------- ---------------------------- -----------------------------------------------
High Income Fund                   High Income Trust (JHT)      0.725% -- first $150 million; 0.675% -- between
$383,074,360                       $413,338,485                 $150 million and $500 million; 0.650% --
                                                                between $500 million and $2.5 billion; and
                                                                0.600% -- excess over $2.5 billion.
---------------------------------- ---------------------------- -----------------------------------------------
High Yield Fund                    High Yield Trust (JHT)       0.700% -- first $500 million; and 0.650% --
$1,594,223,256                     $1,991,741,302               excess over $500 million.

---------------------------------- ---------------------------- -----------------------------------------------
Income Fund                        Income Trust (JHT) (4)       1.075% - first $50 million; 0.915% - between
$0                                 $220,452,285                 $50 million and $200 million; 0.825% -
                                                                between $200 million and $500 million; 0.800%
                                                                - excess over $500 million.
                                                                (Aggregate Net Assets include the net assets
                                                                of the Income Fund, a series of JHF II, the
                                                                Income Trust, a series of JHT, the
                                                                International Value Fund, a series of JHF II,
                                                                the International Value Trust, a series of
                                                                JHT, the International Small Cap Trust, a
                                                                series of JHT, the International Small Cap
                                                                Fund, a series of JHF II, the Global Trust, a
                                                                series of JHT, the Global Fund, a series of
                                                                JHF II and the Mutual Shares Trust, a series
                                                                of JHT)

---------------------------------- ---------------------------- -----------------------------------------------
Index 500 Fund                     Index 500 Trust (JHT)        Index 500 Trust and Index 500 Fund
$83,478,657                        $1,561,696,526
                                                                0.470% -- first $500 million; and 0.460% --
                                   Index 500 Trust B (JHT) (6)  excess over $500 million
                                   $1,263,306,671
                                                                (Aggregate Net Assets include the net assets
                                                                of the Index 500 Fund, a series of JHF II,
                                                                and the 500 Index Trust, a series of JHT)

                                                                Index 500 Trust B

                                                                0.470% -- first $500 million; and 0.460% --
                                                                excess over $500 million

                                                                (Aggregate Net Assets include only the net
                                                                assets of the Index 500 Trust B)

---------------------------------- ---------------------------- -----------------------------------------------
International Core Fund            International Core Trust     0.92% -- first $100 million; 0.895% --  next
$0                                 (JHT)   $1,564,118,165       $900 million, and 0.88% -- excess over $1
                                                                billion. (Aggregate Net Assets include the
                                   International Core Fund      net assets of the International Core Trust, a
                                   (JHF III) (1) (2)            series of JHT, the International Core Fund, a
                                   $1,646,900,483               series of JHF II, and the International Core
                                                                Fund, a series of JHF III.)
---------------------------------- ---------------------------- -----------------------------------------------
International Equity Index Fund    International Equity Index   0.550% -- first $100 million; and 0.530% --
$421,132,628                       Trust A (JHT) (6)            excess over $100 million.
                                   ($355,201,447

                                   International Equity Index
                                   Trust B (JHT) (8)
                                   $525,140,651

---------------------------------- ---------------------------- -----------------------------------------------
International Opportunities Fund   International                0.900% -- first $750 million; 0.850% -- between
$786,692,667                       Opportunities Trust (JHT)    $750 million and $1.5 billion; and 0.800% --
                                   $862,012,714                 excess over $1.5 billion.

---------------------------------- ---------------------------- -----------------------------------------------

---------------------------------- ---------------------------- -----------------------------------------------
         JHF II Fund (7)                  Corresponding              Advisory Fee Schedule for JHF II and
      and Net Assets as of             JHT or JHF III Fund            Corresponding JHT or JHF III Fund
         August 31, 2007              and Net Assets as of         as a Percentage of Aggregate Net Assets
                                         August 31, 2007
---------------------------------- ---------------------------- -----------------------------------------------
International Small Cap Fund       International Small Cap      1.050% -- first $200 million; 0.950% -- next
$456,346,988                       Trust (JHT)                  $300 million; and 0.850% -- excess over $500
                                   $632,888,474                 million.

---------------------------------- ---------------------------- -----------------------------------------------
International Small Company Fund   International Small          1.000% -- first $100 million; and 0.950% --
$250,489,765                       Company Trust (JHT)          excess over $100 million.
                                   $209,172,279

---------------------------------- ---------------------------- -----------------------------------------------
International Value Fund (6)       International Value Trust    0.950% -- first $200 million; 0.850% -- next
$1,243,358,476                     (JHT) (5)   $1,702,847,402   $300 million; and 0.800% -- excess over $500
                                                                million.
                                                                (Aggregate Net Assets include the net assets
                                                                of the International Value Trust and the
                                                                Global Trust, series of JHT, and the
                                                                International Value Fund and the Global Fund,
                                                                series of JHF II.

---------------------------------- ---------------------------- -----------------------------------------------
Investment Quality Bond Fund       Investment Quality Bond      0.600% -- first $500 million; and 0.550% --
$165,928,335                       Trust (JHT)   $444,350,402   excess over $500 million.

---------------------------------- ---------------------------- -----------------------------------------------
Large Cap Fund                     Large Cap Trust (JHT)        0.780% -- first $250 million; 0.730% -- next
$378,138,934                       $689,731,110                 $250 million; 0.680% -- next $250 million; and
                                                                0.650% -- excess over $750 million.

---------------------------------- ---------------------------- -----------------------------------------------
Large Cap Value Fund               Large Cap Value Trust        0.825% -- first $500 million; 0.800% -- next
$542,097,866                       (JHT)    $595,164,090        $500 million; 0.775% -- next $500 million;
                                                                0.720% -- next $500 million;  and 0.700% --
                                                                excess over $2 billion.

---------------------------------- ---------------------------- -----------------------------------------------
Lifecycle 2010 Portfolio           N/A                          Advisory fee on Affiliated Fund Assets:
Lifecycle 2015 Portfolio                                        0.060% -- first $7.5 billion and 0.050% --
Lifecycle 2020 Portfolio                                        excess over $7.5 billion.
Lifecycle 2025 Portfolio
Lifecycle 2030 Portfolio                                        Advisory fee on Other Assets:
Lifecycle 2035 Portfolio                                        0.510% -- first $7.5 billion and 0.500% --
Lifecycle 2040 Portfolio                                        excess over $7.5 billion.
Lifecycle 2045 Portfolio
Lifecycle Retirement Portfolio                                  (Aggregate Net Assets include the net assets
(collectively, the "Lifecycle                                   of all the Lifecycle Portfolios)
Portfolios") (2)
$441,112,467

---------------------------------- ---------------------------- -----------------------------------------------
Lifestyle Aggressive Portfolio     Lifestyle Aggressive Trust   0.050% -- first $750 billion; 0.400% -- excess
Lifestyle Balanced Portfolio       Lifestyle Balanced Trust     over $750 billion.
Lifestyle Conservative Portfolio   Lifestyle Conservative       (Aggregate Net Assets include the net assets
Lifestyle Growth Portfolio         Trust                        of the five Lifestyle Trusts of JHT and the
Lifestyle Moderate Portfolio       Lifestyle Growth Trust       five Lifestyle Portfolios of JHF II)
(collectively, the "Lifestyle      Lifestyle Moderate Trust
Portfolios")  (1)                  (JHT) (collectively, the
$26,318,998,813                    "Lifestyle Trusts") (JHT)
                                   $26,679,824,558

---------------------------------- ---------------------------- -----------------------------------------------
Mid Cap Index Fund                 Mid Cap Index Trust (JHT)    0.490% -- first $250 million; 0.480% -- next
$428,028,125                       $999,047,752                 $250 million; and 0.460% -- excess over $500
                                                                million.
---------------------------------- ---------------------------- -----------------------------------------------
Mid Cap Intersection Fund          Mid Cap Intersection Trust   0.875% - first $500 million; 0.850% - excess
$334,091,545                       (JHT)                        over $500 million.
                                   $283,084,644

---------------------------------- ---------------------------- -----------------------------------------------

---------------------------------- ---------------------------- -----------------------------------------------
         JHF II Fund (7)                  Corresponding              Advisory Fee Schedule for JHF II and
      and Net Assets as of             JHT or JHF III Fund            Corresponding JHT or JHF III Fund
         August 31, 2007              and Net Assets as of         as a Percentage of Aggregate Net Assets
                                         August 31, 2007
---------------------------------- ---------------------------- -----------------------------------------------
Mid Cap Stock Fund                 Mid Cap Stock Trust (JHT)    0.875% -- first $200 million; 0.850% -- next
$502,491,123                       $1,193,134,812               $300 million; and 0.825% -- excess over $500
                                                                million.
---------------------------------- ---------------------------- -----------------------------------------------
Mid Cap Value Equity Fund          Mid Cap Value Equity Trust   0.875% -- first $250 million; and 0.850% --
$129,010,355                       (JHT)   $133,607,485         next $250 million; 0.825% -- next $500
                                                                million; and 0.800% -- excess over $1
                                                                billion.
---------------------------------- ---------------------------- -----------------------------------------------
Mid Cap Value Fund                 Mid Cap Value Trust (JHT)    0.900% -- first $200 million; 0.850% -- next
$276,765,334                       $557,597,355                 $300 million; and 0.825% -- excess over $500
                                                                million.
---------------------------------- ---------------------------- -----------------------------------------------
Mutual Shares Fund                 Mutual Shares Trust (JHT)    0.960% -- at all asset levels.
$0                                 (4)    $221,537,803

---------------------------------- ---------------------------- -----------------------------------------------
Natural Resources Fund             Natural Resources Trust      1.050% -- first $50 million; and 1.000% --
$842,567,278                       (JHT)    $1,050,669,941      excess over $50 million.

---------------------------------- ---------------------------- -----------------------------------------------
Quantitative All Cap Fund (4)      Quantitative All Cap Trust   0.750% -- first $50 million; and 0.700% --
$5,970,254                         (JHT)   $440,196,270         excess over $50 million.

---------------------------------- ---------------------------- -----------------------------------------------
Quantitative Mid Cap Fund          Quantitative Mid Cap Trust   0.750% -- first $200 million; and 0.650% --
$123,939,435                       (JHT)    $42,652,607         excess over $200 million.

---------------------------------- ---------------------------- -----------------------------------------------
Quantitative Value Fund            Quantitative Value Trust     0.700% -- first $500 million; 0.650% -- next
$785,477,580                       (JHT)   $776,901,093         $500 million; and 0.600% -- excess over $1
                                                                billion.
---------------------------------- ---------------------------- -----------------------------------------------
Real Estate Equity Fund (8)        Real Estate Equity Trust     0.875% -- first $250 million; 0.850% -- next
$254,468,597                       (JHT) (9)   $266,330,981     $250 million; and 0.825% -- excess over $500
                                                                million.
---------------------------------- ---------------------------- -----------------------------------------------
Real Estate Securities Fund        Real Estate Securities       0.700% -- at all asset levels.
$144,816,146                       Trust (JHT)    $727,039,265

---------------------------------- ---------------------------- -----------------------------------------------
Real Return Bond Fund              Real Return Bond Trust       0.700% -- first $1 billion; and 0.650% --
$969,476,341                       (JHT) (7)    $1,162,999,570  excess over $1 billion.

---------------------------------- ---------------------------- -----------------------------------------------
Small Cap Index Fund (5)           Small Cap Index Trust (JHT)  0.490% -- first $250 million; 0.480% -- next
$89,402,263                        $429,919,525                 $250 million; and 0.460% -- excess over $500
                                                                million.
---------------------------------- ---------------------------- -----------------------------------------------
Small Cap Opportunities Fund       Small Cap Opportunities      1.000% -- first $500 million; and 0.950% --
$228,152,989                       Trust (JHT)                  excess over $500 million.
                                   $404,699,251

---------------------------------- ---------------------------- -----------------------------------------------
Small Cap Fund                     Small Cap Trust (JHT)        0.850% -- at all asset levels.
$168,936,761                       $142,921,238


---------------------------------- ---------------------------- -----------------------------------------------
Small Company Growth Fund          Small Company Growth Trust   1.050% -- first $250 million; and 1.000% --
$208,314,097                       (JHT)                        excess over $250 million.
                                   $244,642,553                 (Aggregate Net Assets include the net assets
                                                                only of the Small Company Growth Fund.
                                                                However, the applicable rate is 1.000% of all
                                                                net assets of the Fund when the aggregate net
                                                                assets of the following funds exceed $1
                                                                billion:  the Fund, the All Cap Growth Fund
                                                                and the Small Company Growth Fund, series of
                                                                JHF II, and the All Cap Growth Trust, a
                                                                series of JHT.

---------------------------------- ---------------------------- -----------------------------------------------

---------------------------------- ---------------------------- -----------------------------------------------
         JHF II Fund (7)                  Corresponding              Advisory Fee Schedule for JHF II and
      and Net Assets as of             JHT or JHF III Fund            Corresponding JHT or JHF III Fund
         August 31, 2007              and Net Assets as of         as a Percentage of Aggregate Net Assets
                                         August 31, 2007
---------------------------------- ---------------------------- -----------------------------------------------
Small Company Fund                 Small Company Trust (JHT)    1.050% -- first $125 million; and 1.000% --
$98,049,286                        $44,080,925                  excess over $125 million.

---------------------------------- ---------------------------- -----------------------------------------------
Small Company Value Fund           Small Company Value Trust    1.050% -- first $500 million; and 1.000% --
(8)   $463,053,848                 (JHT) (9)  $663,449,883      excess over $500 million.

---------------------------------- ---------------------------- -----------------------------------------------
Special Value Fund                 Special Value Trust (JHT)    0.950% -- at all asset levels.
$4,620,021                         (8)   $6,869,436

---------------------------------- ---------------------------- -----------------------------------------------
Spectrum Income Fund (8)           Spectrum Income Trust        0.800% -- first $250 million; and 0.725% --
$980,671,348                       (JHT) (9)   $1,013,111,062   excess over $250 million.

---------------------------------- ---------------------------- -----------------------------------------------
Strategic Bond Fund                Strategic Bond Trust (JHT)   0.700% -- first $500 million; and 0.650% --
$468,669,848                       $697,939,838                 excess over $500 million.

---------------------------------- ---------------------------- -----------------------------------------------
Strategic Income Fund              Strategic Income Trust       0.725% -- first $500 million; and 0.650% --
$422,693,358                       (JHT)                        excess over $500 million.
                                   $465,316,126

---------------------------------- ---------------------------- -----------------------------------------------
Total Bond Market Fund (5)         N/A                          0.490% -- first $500 million; and 0.470% --
$53,583,168                                                     excess over $500 million.

---------------------------------- ---------------------------- -----------------------------------------------
Total Return Fund                  Total Return Trust (JHT)     0.700% -- at all asset levels.
$1,526,286,967                     $2,149,876,967

---------------------------------- ---------------------------- -----------------------------------------------
U.S. Global Leaders Growth Fund    U.S. Global Leaders Growth   0.7125% -- first $500 million; and 0.675% --
$680,246,161                       Trust (JHT)   $771,471,249   excess over $500 million.

---------------------------------- ---------------------------- -----------------------------------------------
U.S. Government Securities Fund    U.S. Government Securities   0.620% -- first $500 million; and 0.550% --
$196,837,722                       Trust (JHT)                  excess over $500 million.
                                   $358,504,335

---------------------------------- ---------------------------- -----------------------------------------------
U.S. High Yield Bond Fund          U.S. High Yield Bond Trust   0.750% -- first $200 million; and 0.720% --
$396,761,795                       (JHT)    $ 417,575,481       excess over $200 million.

---------------------------------- ---------------------------- -----------------------------------------------
U.S. Multi Sector Fund             U.S. Multi Sector Trust      0.780% -- first $500 million; 0.760% -- next
$1,523,756,738                     (JHT)                        $500 million; 0.750% -- next $1.5 billion; and
                                   $1,573,832,299               0.740% -- excess over $2.5 billion.

---------------------------------- ---------------------------- -----------------------------------------------
Value & Restructuring Fund         Value & Restructuring        0.825% -- first $500 million; 0.800% -- next
$395,259,270                       Trust (JHT)    $399,410,888  $500 million; and 0.775% -- excess over $1
                                                                billion.
---------------------------------- ---------------------------- -----------------------------------------------
Value Fund                         Value Trust (JHT)            0.750% -- first $200 million; 0.725% -- next
$13,930,233                        $362,936,733                 $300 million; and 0.650% -- excess over $500
                                                                million.
---------------------------------- ---------------------------- -----------------------------------------------
Vista Fund                         Vista Trust (JHT)            0.900% -- first $200 million; 0.850% -- next
$169,581,067                       $141,489,118                 $200 million; 0.825% -- next $600 million; and
                                                                0.800% -- excess over $1 billion.
---------------------------------- ---------------------------- -----------------------------------------------

                 Fee Waivers and Expense Limits for JHF II Funds

     (1)(a) Lifestyle Portfolios. The Adviser has contractually agreed to make payment to a "Lifestyle Class" of a Lifestyle Portfolio (as defined below) in an amount equal to the amount by which the "Expenses" (as defined below) of the Lifestyle Class exceed 0.09% of average annual net assets (on an annualized basis) attributable to the class.

     "Lifestyle Class" is defined as share classes A, B, C, R, R1, R2, R3, R4 and R5. "Expenses" means the following expenses attributable to a Lifestyle
Class: (a) blue sky state registration fees; and (b) printing and postage. This expense reimbursement shall continue in effect until May 1, 2008 and thereafter until terminated by the Adviser on notice to JHF II.

     (b) The Adviser has contractually agreed to make payment to the Class 5 shares of a Lifestyle Portfolio in an amount equal to the amount by which the "Expenses" (as defined below) of the Class 5 shares exceed 0.07% of average annual net assets (on an annualized basis) attributable to such share class. "Expenses" means the total operating expenses attributable to a Lifestyle Class. This expense reimbursement shall continue in effect until May 1, 2008 and thereafter until terminated by the Adviser on notice to JHF II.

     (2)(a) Lifecycle Portfolios. The Adviser has agreed to make payment to a "Lifecycle Class" (as defined below) of a Lifecycle Portfolio in an amount equal to the amount by which the "Expenses" (as defined below) of the Lifecycle Class of the Lifecycle Portfolio exceed the percentage of average annual net assets (on an annualized basis) attributable to the Lifecycle Class of the Lifecycle Portfolio as follows:

---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------------
Share      2010       2015       2020       2025       2030       2035       2040       2045       2050       Retirement
Class:     Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------------
A          0.65%      0.65%      0.65%      0.65%      0.65%      0.65%      0.65%      0.65%      0.65%      0.69%
---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------------
B          1.35%      1.35%      1.35%      1.35%      1.35%      1.35%      1.35%      1.35%      1.35%      1.39%
---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------------
C          1.35%      1.35%      1.35%      1.35%      1.35%      1.35%      1.35%      1.35%      1.35%      1.39%
---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------------
R          1.20%      1.20%      1.20%      1.20%      1.20%      1.20%      1.20%      1.20%      1.20%      1.24%
---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------------
R1         0.95%      0.95%      0.95%      0.95%      0.95%      0.95%      0.95%      0.95%      0.95%      0.99%
---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------------
R2         0.70%      0.70%      0.70%      0.70%      0.70%      0.70%      0.70%      0.70%      0.70%      0.74%
---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------------
R3         0.85%      0.85%      0.85%      0.85%      0.85%      0.85%      0.85%      0.85%      0.85%      0.89%
---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------------
R4         0.55%      0.55%      0.55%      0.55%      0.55%      0.55%      0.55%      0.55%      0.55%      0.59%
---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------------
R5         0.25%      0.25%      0.25%      0.25%      0.25%      0.25%      0.25%      0.25%      0.25%      0.29%
---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------------
I          0.20%      0.20%      0.20%      0.20%      0.20%      0.20%      0.20%      0.20%      0.20%      0.24%
---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------------

     "Lifecycle Class" is defined as share classes A, B, C, R, R1, R2, R3, R4, R5, I and 1. "Expenses" means all expenses attributable to a Lifecycle Class, excluding underlying fund expenses, taxes, brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of business of the Lifecycle Portfolio, and fees under any agreements or plans of the Lifecycle Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Lifecycle Portfolio.

     This expense reimbursement shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

     (b) The Adviser has agreed to make payment to the Lifecycle Portfolios in an amount equal to the amount by which the certain Portfolio level expenses of the Lifecycle Portfolios exceed 0.09% of average annual net assets (on an annualized basis) attributable to the Lifecycle Portfolios. Such expenses exclude: (a) management fees; (b) Rule 12b-1 fees; (c) transfer agency fees and service fees; (d) taxes; (e) portfolio brokerage commissions; (f) interest; (g) underlying fund expenses; (h) printing and postage; (i) blue sky; (j) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Lifecycle Portfolios; and (k) fees under any agreement or plans of the Lifecycle Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Lifecycle Portfolio.

     This expense reimbursement shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

     (3) Absolute Return Portfolio. The Adviser has contractually agreed to waive management fees or reimburse "Expenses" (as defined below) of the following share classes of the Absolute Return Portfolio to the extent that other expenses exceed the percentage of the average annual net assets attributable to the respective classes as follows:

          Class:                                   Class
          A          0.05%                         R4         0.05%
          B          0.05%                         R5         0.05%
          C          0.05%                         1          0.05%
          R3         0.05%

     "Expenses"  means all expenses  attributable  to a share  class,  excluding management fees,  underlying fund expenses,  Rule 12b-1 fees,  taxes,  brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the business of the Absolute Return Portfolio, and fees under any agreements or plans of the Absolute Return Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Absolute Return Portfolio.

     This expense reimbursement shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

     (4)(a) Quantitative All Cap Fund. The Adviser has contractually agreed to waive management fees or reimburse "Expenses" (as defined below) for the following share classes of the Quantitative All Cap Fund so that total operating expenses do not exceed the percentage of the average annual net assets attributable to the respective classes as follows:

Class
A                1.30%
B                2.00%
C                2.00%
I                0.85%

     "Expenses" means all expenses attributable to a share class, excluding taxes, brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the business of the Quantitative All Cap Fund, and fees under any agreements or plans of the Quantitative All Cap Fund dealing with services for shareholders and others with beneficial interests in shares of the Quantitative All Cap Fund.

     This expense reimbursement shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

     (b) The Adviser has agreed to make payment to the Quantitative All Cap Fund in an amount equal to the amount by which all expenses of the Quantitative All Cap Fund exceed 0.80% of average annual net assets (on an annualized basis) attributable to the Quantitative All Cap Fund. Expenses exclude: (a) Rule 12b-1 fees; (b) transfer agency fees and service fees; (c) taxes; (d) portfolio brokerage commissions; (e) interest; (f) printing and postage; (g) blue sky; (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Quantitative All Cap Fund; and (i) fees under any agreement or plans of the Quantitative All Cap Fund dealing with services for shareholders and others with beneficial interests in shares of the Quantitative All Cap Fund.

     This expense reimbursement shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

     (5) Emerging Small Company, Small Cap Index and Total Bond Market Funds. The Adviser has contractually agreed to reduce its management fee for each of the Emerging Small Company, Small Cap Index and Total Bond Market Funds, or if necessary make payment to the fund, in an amount equal to the amount by which the "Expenses" (as defined below) of the Fund exceed the applicable expense limit (as a percentage of the Fund's average annual net assets on an annualized basis) set forth below:

        Fund                                          Expense Limit
        Emerging Small Company Fund                   0.06%
        Small Cap Index Fund                          0.075%
        Total Bond Market Fund                        0.075%

     "Expenses" means all the expenses of a Fund excluding: (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; (e) management fees; (f) Rule 12b-1 fees; (g) transfer agency fees; (h) blue sky fees; (i) fees under any agreements or plans of the Trust dealing with services for shareholders and others with beneficial interests in shares of the Trust; and (j) printing and postage.

     This expense reimbursement shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

     (6) International Value Fund. The Adviser has agreed to waive its management fees for the International Value Fund so that the amount retained by the Adviser after payment of the subadvisory fees for each such Fund does not exceed 0.45% of the Fund's average annual net assets.

     (7) All JHF II Funds. The Adviser has voluntarily agreed to reduce its management fee for a Fund, or if necessary make payment to a Fund, in an amount equal to the amount by which the "Expenses" (as defined below) of the Fund exceed the following expense limit (as a percentage of the Fund's average annual net assets on an annualized basis):

     Fund                                                      Expense Limit

     International Equity Index Fund                           0.05%
     Index 500 Fund                                            0.05%
     Special Value Fund                                        0.07%
     Mid Cap Index Fund                                        0.075%
     Total Stock Market Index Fund                             0.075%
     International Opportunities Fund                          0.35%
     International Small Cap Fund                              0.35%
     Global Bond Fund                                          0.35%
     Global Real Estate Fund                                   0.35%
     International Value Fund                                  0.35%
     International Small Company Fund                          0.35%
     Emerging Market Value Fund                                0.35%

     All other Funds except those noted above in the table     0.25%

     "Expenses" means all the expenses of a Fund excluding: (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; (e) management fees; (f) Rule 12b-1 fees; (g) transfer agency fees and service fees; (h) blue sky fees; (i) printing and postage; and (j) fees under any agreements or plans of the Trust dealing with services for shareholders and others with beneficial interests in shares of the Trust.

     This expense reimbursement shall continue in effect until terminated at any time by the Adviser on notice to JHF II.

     (8) Funds Subadvised by T. Rowe Price. The Adviser has voluntarily agreed to reduce its management fee for each of the Blue Chip Growth Fund,
Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund by the amount that the Fund's subadvisory fee is reduced pursuant to the voluntarily agreement of T. Rowe Price to waive a portion of its subadvisory fee as described in the table below: This waiver is based on the combined average daily net assets of these Funds and the following corresponding funds of JHT: Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust (such JHF II and JHT funds are collectively referred to as the "T. Rowe Funds").

     The percentage reduction is as follows:

     Combined Average Daily Net             Fee Reduction (As a Percentage
     Assets of the T. Rowe Funds            of the Subadvisory Fee)
     First $750 million                     0.00%
     Next $750 million                      5.0%
     Next $1.5 billion                      7.5%
     Excess over $3 billion                 10.0%

     This voluntary fee reduction shall continue in effect until terminated at any time by the Adviser on notice to JHF II.


                  Fee Waivers and Expense Limits for JHT Funds

     (1) All JHT Funds Except Those Noted Below. Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Funds of JHT or otherwise reimburse the expenses of those Funds (the ""Participating Funds'') as set forth below (the "Reimbursement''). The Participating Funds are all Funds of JHT except the following:

     The five Lifestyle Trusts                      American New World Trust
     Absolute Return Trust                          American Global Small Capitalization Trust
     American Bond Trust                            American Asset Allocation Trust
     American Growth Trust                          Money Market Trust B
     American International Trust                   500 Index Trust B
     American Blue Chip Income and Growth Trust     International Equity Index Trust B
     American Growth-Income Trust                   Bond Index Trust B
     American Global Growth Trust                   Index Allocation Trust
     American High-Income Bond Trust                Franklin Templeton Founding Allocation Trust

     The Reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Funds that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each Fund. The Reimbursement may be terminated or modiNed at any time by the Adviser upon notice to JHT and approval of the Board of Trustees of JHT.

     (2) All JHT Funds Except the Lifestyle Trusts, Absolute Return Trust, Index Allocation Trust, Emerging Growth Trust, Global Trust, Income Trust, Mutual Shares Trust, Money Market Trust B, 500 Index Trust B, International Index Trust B, Bond Index Trust B, JHT American Funds (feeder funds) and the Franklin Templeton Founding Allocation Trust, (the "Excluded Portfolios''). The Adviser has agreed to reduce its advisory fee for a class of shares of a Fund of JHT in an amount equal to the amount by which the Expenses of such class of the Fund exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Fund an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses'' means all the expenses of a class of a Fund excluding: (a) advisory fees; (b) Rule 12b-1 fees; (c) transfer agency fees and service fees; (d) blue sky fees; (e) taxes; (f) portfolio brokerage commissions;

(g) interest; and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business.

     Expense Limit (as a percentage of the average annual net assets of the Fund attributable to the class)
     -- 0.050% in the case of the International Index Trust A and the 500 Index Trust,
     -- 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust, the Total Stock Market Index Trust and Bond Index Trust A,
     -- 0.75% in the case of the Emerging Markets Value Trust, International Opportunities Trust, International Small Cap Trust, Global Bond Trust, International Value Trust, Overseas Equity Trust, International Core Trust, Global Real Estate Trust, International Small Company Trust and Pacific Rim Trust,
     -- 0.50% in the case of all other Funds except the Excluded Funds noted above.

     These  expense   limitations  will  continue  in  effect  unless  otherwise
terminated  by  the  Adviser  upon  notice  to  JHT.  These  voluntary   expense
limitations may be terminated any time.

     (3) Absolute Return Trust. The Adviser has agreed until May 1, 2008 to reduce its advisory fee for a class of shares of the Absolute Return Trust in an amount equal to the amount by which the "Expenses" of the class of the Absolute Return Trust exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Absolute Return Trust an amount necessary to ensure that such expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Absolute Return Trust excluding: (a) advisory fees;
(b) Rule 12b-1 fees; (c) Underlying Fund expenses; (d) transfer agency fees and service fees; (e) taxes; (f) portfolio brokerage commissions; (g) interest; and
(h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This reimbursement may be terminated at any time after May 1, 2008.

     Expense Limit: 0.05% of the average annual net assets of the Absolute Return Trust attributable to the class.

     (4) Emerging Growth Trust, Income Trust, Mutual Shares Trust. The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the Funds of JHT noted below in an amount equal to the amount by which the "Expenses" of such class of the Fund exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Fund an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Fund excluding: (a) advisory fees; (b) Rule 12b-1 fees; (c) transfer agency fees and service fees; (d) blue sky fees; (e) taxes;
(f) portfolio brokerage commissions; (g) interest; and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. Expense Limit (as a percentage of the average annual net assets of the Fund attributable to the class):

     0.100% in the case of the Income Trust and Mutual Shares Trust; and 0.250% in case of the Emerging Growth Trust.

     The Adviser has contractually agreed to reimburse expenses until May 1, 2008. This reimbursement may be terminated any time after May 1, 2008.

     (5) International Value Trusts. The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such Fund does not exceed 0.45% of the Fund's average net assets. These advisory fee waivers may be terminated at any time.

     (6) Money Market Trust B, 500 Index Trust B, International Index Trust B and Bond Index Trust B. JHT sells these Funds only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each Fund is subject to an expense cap pursuant to an agreement between JHT and the Adviser. The fees in the expense table under "Fund Annual Expenses" reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Fund) in an amount so that the rate of the Fund's "Net Operating Expenses" set forth under "Fund Annual Expenses" does not exceed the rate noted in the table below under "Net Fund Annual Expenses." A Fund's "Net Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Fund not incurred in the ordinary course of the Fund's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Fund will remain in effect until May 1, 2008 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Fund to (or has shares of the Fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.
                                                                 Net Fund
       Fund                                                   Annual Expenses
       Money Market Trust B........................................0.28%
       500 Index Trust B...........................................0.25%
       International Equity Index Trust B..........................0.34%
       Bond Index Trust B..........................................0.25%

     (7) Real Return Bond Trust. The Adviser has voluntarily agreed to waive its advisory fee to the following rates: 0.700% of the first $1 billion of Aggregate Net Assets and 0.650% of the excess over $1 billion of Aggregate Net Assets. "Aggregate Net Assets" include the net assets of the Fund and of the Real Return Bond Fund, a series of JHF II. This waiver may be terminated at any time by the Adviser.

     (8) Special Value Trust. The Adviser has agreed to reduce its advisory fee for a class of shares of the Special Value Trust in an amount equal to the amount by which the Expenses of such class of the Special Value Trust exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Special Value Trust an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Special Value Trust excluding: (a) advisory fees; (b) Rule 12b-1 fees; (c) transfer agency fees and service fees; (d) blue sky fees; (e) taxes; (f) portfolio brokerage commissions; (g) interest; and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Special Value Trust.

     Expense Limit (as a percentage of the average annual net assets of the Special Value Trust attributable to the class): 0.06%

     This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated any time.

     (9) Funds Subadvised by T. Rowe Price.  The Adviser has voluntarily  agreed to reduce its management fee for each of the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust by the amount that the Fund's subadvisory fee is reduced pursuant to the voluntarily agreement of T. Rowe Price to waive a portion of its subadvisory fee as described in the table below: This waiver is based on the combined average daily net assets of these Funds and the following corresponding funds of JHF II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund. (such JHF II and JHT funds are collectively referred to as the "T. Rowe Funds").

The percentage reduction is as follows:

       Combined Average Daily Net           Fee Reduction (As a Percentage
       Assets of the T. Rowe Funds          of the Subadvisory Fee)
       First $750 million                   0.00%
       Next $750 million                    5.0%
       Next $1.5 billion                    7.5%
       Excess over $3 billion               10.0%

     This voluntary fee reduction may be terminated at any time by T. Rowe Price or the Adviser.


                Fee Waivers and Expense Limits for JHF III Funds

     (1) The Adviser has agreed to reduce its advisory fee for a Fund, or if necessary make payment to a Fund, in an amount equal to the amount by which the "Expenses" (as defined below) of such Fund exceed the following Expense Limit (as a percentage of a Fund's average annual net assets on an annualized basis):

 Fund:                      Expense Limit    Fund:                      Expense Limit
 U.S. Core Fund                 0.10%        International Growth Fund      0.20%
 International Core Fund        0.20%        Value Opportunities Fund       0.09%
 Intrinsic Value Fund           0.08%        U.S. Quality Equity Fund       0.07%
 Growth Opportunities Fund      0.24%        Global Fund                    0.19%
 Growth Fund                    0.11%        Active Value Fund              0.05%

     "Expenses" means all the expenses of a Fund excluding: (i) taxes, (ii) portfolio brokerage commissions, (iii) interest, (iv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, (v) advisory fees; (vi) Rule 12b-1 fees; (vii) transfer agency fees; (viii) blue sky fees; (ix) fees under any agreements or plans of the Trust dealing with services for shareholders and others with beneficial interests in shares of the Trust; and (x) printing and postage.

     This expense reimbursement shall continue in effect until June 30, 2008 and thereafter until terminated by the Adviser on notice to JHF III.


     (2) The Adviser has agreed to make payment to a specific class of shares of a Fund (up to the amount of the expenses relating solely to such class of shares), in an amount equal to the amount by which the "Expenses" (as defined below) of such class of shares exceed the following Expense Limit (as a percentage of average annual net assets (on an annualized basis) attributable to the class of shares):

------------------------------- ------------ ------------ ------------- ------------ ------------ ---------- ---------- ------------
                                Classes:
------------------------------- ------------ ------------ ------------- ------------ ------------ ---------- ---------- ------------
Fund:                           A            B            C             R1           1            3          I          NAV
------------------------------- ------------ ------------ ------------- ------------ ------------ ---------- ---------- ------------
U.S. Core Fund                  1.350%       2.050%       2.050%        1.450%       0.900%       1.250%     0.950%     0.850%
------------------------------- ------------ ------------ ------------- ------------ ------------ ---------- ---------- ------------
Intrinsic Value Fund            1.350%       2.050%       2.050%        1.450%       0.900%       1.250%     0.950%     0.850%
------------------------------- ------------ ------------ ------------- ------------ ------------ ---------- ---------- ------------
Growth Fund                     1.400%       2.100%       2.100%        1.500%       0.950%       1.300%     1.000%     0.900%
------------------------------- ------------ ------------ ------------- ------------ ------------ ---------- ---------- ------------
International Core Fund         1.700%       2.400%       2.400%        1.700%       1.150%       1.500%     1.200%     1.100%
------------------------------- ------------ ------------ ------------- ------------ ------------ ---------- ---------- ------------
International Growth Fund       1.700%       2.400%       2.400%        1.700%       1.150%       1.500%     1.200%     1.100%
------------------------------- ------------ ------------ ------------- ------------ ------------ ---------- ---------- ------------
Value Opportunities Fund        1.390%       2.090%       2.090%        1.490%       0.940%       1.290%     0.990%     0.890%
------------------------------- ------------ ------------ ------------- ------------ ------------ ---------- ---------- ------------
Growth Opportunities Fund       1.540%       2.240%       2.240%        1.640%       1.090%       1.440%     1.140%     1.040%
------------------------------- ------------ ------------ ------------- ------------ ------------ ---------- ---------- ------------
Active Value Fund               1.400%       2.100%       2.100%        1.500%       0.950%       1.300%     1.000%     0.900%
------------------------------- ------------ ------------ ------------- ------------ ------------ ---------- ---------- ------------
U.S. Quality Equity Fund        1.350%       2.050%       2.050%        1.450%       0.900%       1.250%     0.950%     0.850%
------------------------------- ------------ ------------ ------------- ------------ ------------ ---------- ---------- ------------
Global Fund                     1.670%       2.370%       2.370%        1.670%       1.120%       1.470%     1.170%     1.070%
------------------------------- ------------ ------------ ------------- ------------ ------------ ---------- ---------- ------------

     "Expenses" means all the expenses of a class of shares of a Fund (including those expenses of the Fund attributable to such class) but excluding: (i) taxes;
(ii) portfolio brokerage commissions; (iii) interest; (iv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (v) fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Trust.

     This expense reimbursement shall continue in effect until June 30, 2008 and thereafter until terminated by the Adviser on notice to JHF III.

                                                                      APPENDIX J

                            FORM OF SERVICE AGREEMENT


THIS AGREEMENT is made as of this ____day of _____, 200___ by and between John Hancock Funds II (the "Trust"), on behalf of each of its funds listed in Appendix A hereto (the "Funds"), and John Hancock Investment Management Services, LLC ("John Hancock") (the "Agreement").

WHEREAS, the Trust desires to retain John Hancock to provide certain services to the Funds as described below; and John Hancock is willing to provide such services in the manner and on the terms hereinafter set forth.

NOW, THEREFORE, the Trust and John Hancock hereby agree as follows:

1. Services. Subject to the general supervision of the Board of Trustees of the Trust (the "Board of Trustees"), John Hancock will provide to each of the Funds such legal, tax, accounting, recordkeeping and financial management services and functions set forth below as are reasonably necessary for the operation of each Fund ("Services"). The Services, to the extent not required to be performed by John Hancock pursuant to an investment advisory agreement with respect to a Fund, include, but are not limited to:

A. Legal services as follows:

(1) maintenance of each Fund's registration statement and federal and state registration;

(2) preparation of certain notices and proxy materials furnished to shareholders of the Funds;

(3) preparation of periodic reports of each Fund to regulatory authorities, including Form N-SAR and Rule 24f-2 legal opinions;

(4) preparation of materials in connection with meetings of the Board of Trustees of the Trust;

(5)  preparation  of  written   contracts,   distributions   plans,   compliance
procedures, corporate and trust documents and other legal documents;

(6) research advice and consultation about certain legal, regulatory and compliance issues;

(7) supervision, coordination and evaluation of certain services provided by outside counsel; and

(8) responses to subpoenas and appropriate information requests for shareholder records.

B.  Tax,  accounting,   recordkeeping  and  financial  management  services  and
functions as follows:

(1) Supervision, review and/or preparation and maintenance of the following books, records and other documents:

(a) journals containing daily itemized records of all purchases and sales, and receipts and deliveries of securities and all receipts and disbursements of cash and all other debits and credits, in the form required by Rule 31a-1(b) under the Investment Company Act of 1940, as amended (the "1940 Act");

(b) general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, in the form required by Rules 31a-1(b)
(2)(i)-(iii) under the 1940 Act;

(c) a securities record or ledger reflecting separately for each portfolio security as of trade date all "long" and "short" positions carried by each Fund for the account of the Funds, if any, and showing the location of all securities long and the off-setting position of all securities short, in the form required by Rule 31a-1(b)(3) under the 1940 Act;

(d) a record of all portfolio purchases or sales, in the form required by Rule 31a-1(b)(6) under the 1940 Act;

(e) a record of all puts, calls, spreads, straddles and all other options, if any, in which any Fund has any direct or indirect interest or which any Fund has granted or guaranteed, in the form required by Rule31a-1(b)(7) under the 1940 Act;

(f) a record of the proof of money balances in all ledger accounts maintained pursuant to this Agreement, in the form required by Rule 31a-1(b)(8) under the 1940 Act; and

(g) price mark-up sheets and such records as are necessary to reflect the determination of each Fund's net asset value; and

(2) Arranging for, or participating in (i) the preparation for the Trust (or with respect to the Funds) of all required tax returns, (ii) the preparation and submission of reports to existing shareholders and (iii) the preparation of financial data or reports required by the Securities and Exchange Commission or other regulatory authorities.

C.  In connection with its provision of the Services, John Hancock will:

(1) provide such staff and personnel as are reasonably necessary to perform the Services for the Funds. Without limiting the generality of the foregoing, such staff and personnel shall be deemed to include officers of John Hancock and its affiliates, and persons employed or otherwise retained by John Hancock, to provide or assist in providing the Services to the Funds;

(2)  maintain all books and records relating to the Services; and

(3)  provide the Funds with all office facilities to perform the Services.

D. Services does not include services performed and personnel provided pursuant to contract with the Funds by third-party custodians, transfer agents and other service providers.

2. Compensation. In consideration for the Services provided to the Funds by John Hancock and its affiliates pursuant to this Agreement, each Fund will pay John Hancock such fee or other compensation as may be approved by the Board of Trustees from time to time and set forth in Appendix B hereto as the same may be amended from time to time. Any Services provided by a person or entity other than John Hancock and its affiliates, including, without limitation, services provided by attorneys not affiliated with John Hancock, are not covered under this Agreement and are an expense of the Funds.

3. No Partnership or Joint Venture. The Trust, on behalf of each of the Funds, and John Hancock are not partners of or joint venturers with each other, and nothing herein shall be construed so as to make the Trust, on behalf of any of the Funds, and John Hancock partners or joint venturers or impose any liability as such on the Trust, any Fund or John Hancock.

4. Limitation of Liability. John Hancock shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except losses resulting from willful misfeasance, bad faith or gross negligence by John Hancock in the performance of its duties or from reckless disregard by John Hancock of its obligations under this Agreement. Any person, even though also employed by John Hancock, who may be or become an employee of and paid by the Trust shall be deemed, when acting within the scope of his or her employment by the Trust, to be acting in such employment solely for the Trust and not as John Hancock's employee or agent.

5. Duration and Termination of Agreement. This Agreement shall remain in effect until the second anniversary of the date on which it was executed, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by a majority of the Board of Trustees and a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or the Adviser. The Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Trust on behalf of any Fund (by vote of a majority of the Trustees of the Trust) or by John Hancock.

6. Amendment. No provision of this Agreement may be amended, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to the choice of law provisions thereof.

8. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions of this Agreement or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A copy of the Declaration of Trust of the Trust, which is organized as a Massachusetts business trust, is on file with the Secretary of State of the Commonwealth of Massachusetts and provides that no Trustee, shareholder, officer, employee or agent of the Trust shall be subject to any personal liability in connection with Trust property or the affairs of the Trust, but that only the assets belonging to the Trust, or to the particular Fund with respect to which an obligation or claim arose, shall be liable.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized officers as of the date first written above.


John Hancock Investment Management Services, LLC





By  ______________________


John Hancock Funds II


On behalf of each of the Funds listed in Appendix A





                          By: _________________________







                                     * * * *







                                   Appendix A


                                    The Funds


                        [each of the Funds of the Trust]




                                     * * * *




                                   Appendix B

Compensation

Each Fund list in Appendix A shall reimburse John Hancock for its expenses associated with providing all such Services described in this Agreement, including: (a) compensation and related personnel expenses; and (b) expenses of office space, office equipment, utilities and miscellaneous office expenses (the "Reimbursement"). John Hancock shall determine the expenses to be reimbursed by each Fund; provided, however, that such expenses shall not exceed levels that are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Reimbursement shall be calculated and paid monthly in arrears.

                              JOHN HANCOCK FUNDS II

                                   PROXY CARD

[NAME OF FUND] (the "Fund")

     The undersigned hereby appoints Bruce Speca, Gordon Shone, Betsy Anne Seel and George Boyd and each of them, with full power of substitution, as proxies to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the Special Meeting of Shareholders of John Hancock Funds II ("JHF II") to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m. Eastern Time, January 8, 2008, and any adjournments thereof (the "Meeting"), as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

     Voting pursuant to this proxy card will be as specified. If no specification is made as to an item, voting will be "FOR" such item. The proxy card is provided for the shares of the Fund held by you as of October 29, 2007. Please sign, date and return the proxy card in the enclosed postage-paid envelope.

        THIS PROXY CARD IS SOLICITED BY THE BOARD OF TRUSTEES OF JHF II.


Date:                 , 200_

                            PLEASE SIGN IN BOX BELOW:

                 ----------------------------------------------



                 ----------------------------------------------
                     Signatures(s), Title(s), if applicable


     If shares are held jointly, each owner should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."






  PLEASE INDICATE YOUR VOTE(S) BELOW BY FILLING IN THE APPROPRIATE BOX IN THIS
               MANNER [X] USING BLACK OR BLUE INK OR DARK PENCIL:

                  PLEASE DO NOT USE RED INK OR FINE POINT PENS.

                                 --------------

     This proxy card,, if properly executed, will be voted in the manner directed by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED "FOR" ALL TRUSTEE NOMINEES AND "FOR" ALL PROPOSALS. Please refer to the Proxy Statement for a discussion of the proposals.

1.  Election of the following six nominees as Trustees          For All        Withhold      For All Nominees except
of JHF II:  Charles L. Bardelis, James R. Boyle, Peter         Nominees     Authority for    individuals named below:
S. Burgess, Elizabeth G. Cook, Hassell H. McClellan                          all Nominees
and James M. Oates.
                                                                  [ ]            [ ]                   [ ]
                                                                                               ___________________

                                                                  For          Against               Abstain
2(a).  Approval of Amendment to Declaration of Trust
authorizing conversion of JHF II to another form of               [ ]            [ ]                   [ ]
business entity.

2(b).  Approval of Reorganization of JHF II from a
Massachusetts business trust to a Delaware limited                [ ]            [ ]                   [ ]
liability company pursuant to Plan of Conversion.

3.  Approval of Amendment to Advisory Agreement:

      3(a)  Transferring non-advisory services to New             [ ]            [ ]                   [ ]
Service Agreement with Adviser.
      3(b)  Restructuring advisory fee.                           [ ]            [ ]                   [ ]

4.    Approval of amended fundamental investment
restriction regarding:
      4(a)  Concentration.                                        [ ]            [ ]                   [ ]

      4(b)  Diversification.                                      [ ]            [ ]                   [ ]

      4(c)  Borrowing.                                            [ ]            [ ]                   [ ]

      4(d)  Underwriting.                                         [ ]            [ ]                   [ ]

      4(e)  Real estate.                                          [ ]            [ ]                   [ ]

      4(f)  Commodities.                                          [ ]            [ ]                   [ ]

      4(g)  Loans.                                                [ ]            [ ]                   [ ]

      4(h)  Senior securities.                                    [ ]            [ ]                   [ ]

Any other business that may properly come before the Meeting.


     PLEASE MARK YOUR PROXY CARD, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF
                          MAILED IN THE UNITED STATES.

                              JOHN HANCOCK FUNDS II

                            VOTING INSTRUCTIONS FORM

[NAME OF FUND OF FUNDS] (the "Fund of Funds")
[NAME OF UNDERLYING FUND] (the "Underlying Fund")

     The undersigned hereby instructs John Hancock Funds II ("JHF II"), as shareholder of record of the Underlying Fund and with respect to the undersigned's proportionate interest in the Fund of Funds, in voting shares of the Underlying Fund held by the Fund of Funds, to vote all such shares at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m. Eastern Time, January 8, 2008, and any adjournments thereof (the "Meeting"), as indicated below and in its discretion upon such other matters as may properly come before the Meeting.

     Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. This voting instructions form is provided with respect to your investment in the Fund of Funds as of October 29, 2007. Please sign, date and return the voting instructions form in the enclosed postage-paid envelope.

     THESE VOTING INSTRUCTIONS ARE SOLICITED BY JHF II, ON BEHALF OF THE FUND OF FUNDS, IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JHF II WITH RESPECT TO SHARES OF THE UNDERLYING FUND.


Date: _________________, 200_

                            PLEASE SIGN IN BOX BELOW:

                 ----------------------------------------------



                 ----------------------------------------------
                     Signatures(s), Title(s), if applicable


     If shares of the Fund of Funds are held jointly, each owner should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."






  PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL: [X].
                       PLEASE DO NOT USE FINE POINT PENS.

                                 --------------

     These voting instructions, if properly executed, will be voted in the manner directed by the owner of shares of the Fund of Funds. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED "FOR" ALL TRUSTEE NOMINEES AND "FOR" ALL PROPOSALS. Please refer to the Proxy Statement for a discussion of the proposals.

1.  Election of the following six nominees as Trustees          For All        Withhold      For All Nominees except
of JHF II:  Charles L. Bardelis, James R. Boyle, Peter         Nominees     Authority for    individuals named below:
S. Burgess, Elizabeth G. Cook, Hassell H. McClellan                          all Nominees
and James M. Oates.
                                                                  [ ]            [ ]                   [ ]
                                                                                               ___________________

                                                                  For          Against               Abstain
2(a).  Approval of Amendment to Declaration of Trust
authorizing conversion of JHF II to another form of               [ ]            [ ]                   [ ]
business entity.

2(b).  Approval of Reorganization of JHF II from a
Massachusetts business trust to a Delaware limited                [ ]            [ ]                   [ ]
liability company pursuant to Plan of Conversion.

3.  Approval of Amendment to Advisory Agreement:

      3(a)  Transferring non-advisory services to New             [ ]            [ ]                   [ ]
Service Agreement with Adviser.
      3(b)  Restructuring advisory fee.                           [ ]            [ ]                   [ ]

4.    Approval of amended fundamental investment
restriction regarding:
      4(a)  Concentration.                                        [ ]            [ ]                   [ ]

      4(b)  Diversification.                                      [ ]            [ ]                   [ ]

      4(c)  Borrowing.                                            [ ]            [ ]                   [ ]

      4(d)  Underwriting.                                         [ ]            [ ]                   [ ]

      4(e)  Real estate.                                          [ ]            [ ]                   [ ]

      4(f)  Commodities.                                          [ ]            [ ]                   [ ]

      4(g)  Loans.                                                [ ]            [ ]                   [ ]

      4(h)  Senior securities.                                    [ ]            [ ]                   [ ]

Any other business that may properly come before the Meeting.


     PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.